                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-4279

                           Advantus Series Fund, Inc.
               (Exact name of registrant as specified in charter)

                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
               (Address of principal executive offices) (Zip code)

                              Eric J. Bentley, Esq.
                             400 Robert Street North
                         St. Paul, Minnesota 55101-2098
                     (Name and address of agent for service)

               Registrant's telephone number, including area code:
                                 (651) 665-3500

                      Date of fiscal year end: December 31
                   Date of reporting period: December 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

[GRAPHIC]

[ADVANTUS(TM) SERIES FUND, INC. LOGO]

DECEMBER 31, 2003

EQUITIES
INDEX 400 MID-CAP PORTFOLIO
INDEX 500 PORTFOLIO
REAL ESTATE SECURITIES PORTFOLIO

FIXED INCOME
INTERNATIONAL BOND PORTFOLIO
BOND PORTFOLIO
MORTGAGE SECURITIES PORTFOLIO
MATURING GOVERNMENT BOND 2006 PORTFOLIO
MATURING GOVERNMENT BOND 2010 PORTFOLIO

MONEY MARKET
MONEY MARKET PORTFOLIO

ANNUAL REPORT

ADVANTUS SERIES FUND, INC.

OFFERED IN MINNESOTA LIFE VARIABLE PRODUCTS

MINNESOTA LIFE

VARIABLE LIFE INSURANCE*
VARIABLE ADJUSTABLE LIFE
VARIABLE ADJUSTABLE LIFE-SECOND DEATH
VARIABLE ADJUSTABLE LIFE-HORIZON

VARIABLE ANNUITIES*
MULTIOPTION(R) ADVISOR B, C, L
MULTIOPTION(R) ACHIEVER
MULTIOPTION(R) CLASSIC
MULTIOPTION(R) SELECT
MULTIOPTION(R) SINGLE
MULTIOPTION(R) FLEXIBLE
MEGANNUITY
UNIVERSITY OF MINNESOTA MULTIOPTION(R) ANNUITY
ADJUSTABLE INCOME ANNUITY
FLEXANNUITY PLUS
INVESTANNUITY PLUS
INDIVIDUAL ACCUMULATION ANNUITY
GROUP ACCUMULATION ANNUITY

GROUP VARIABLE LIFE*
VARIABLE GROUP UNIVERSAL LIFE

*SECURITIES OFFERED THROUGH SECURIAN FINANCIAL SERVICES, INC.
MEMBER NASD/SIPC

TABLE OF CONTENTS

                                                                        PAGE NO.
HOW TO USE THIS REPORT                                                         1
PORTFOLIO TOTAL RETURN                                                         2
PRESIDENT'S LETTER                                                             3
PORTFOLIO MANAGER REVIEWS
   Bond Portfolio                                                              4
   Money Market Portfolio                                                      6
   Mortgage Securities Portfolio                                               8
   Index 500 Portfolio                                                        10
   Maturing Government Bond 2006 Portfolio                                    12
   Maturing Government Bond 2010 Portfolio                                    12
   International Bond Portfolio                                               15
   Index 400 Mid-Cap Portfolio                                                17
   Real Estate Securities Portfolio                                           19
INDEPENDENT AUDITORS' REPORT                                                  21
INVESTMENTS IN SECURITIES
   Bond Portfolio                                                             22
   Money Market Portfolio                                                     28
   Mortgage Securities Portfolio                                              31
   Index 500 Portfolio                                                        36
   Maturing Government Bond 2006 Portfolio                                    47
   Maturing Government Bond 2010 Portfolio                                    48
   International Bond Portfolio                                               49
   Index 400 Mid-Cap Portfolio                                                52
   Real Estate Securities Portfolio                                           61
FINANCIAL STATEMENTS
   Statements of Assets and Liabilities                                       64
   Statements of Operations                                                   66
   Statements of Changes in Net Assets                                        68
   Notes to Financial Statements                                              72
DIRECTORS AND EXECUTIVE OFFICERS                                              90

                             HOW TO USE THIS REPORT

Some of our clients prefer a narrative account of their Advantus Series Fund investments while other clients prefer full financial statements. This report is designed to meet both preferences.

For a narrative account of each Portfolio's performance, investment strategies and holdings by the Portfolio Manager, refer to the front section of the report. Comprehensive investment holdings, market values and financial reports begin on page 22.

Performance charts graphically compare each Portfolio's performance with select investment indices and other benchmarks. This comparison provides you with more information about your investments.

The charts are useful because they illustrate performance over the same time frame and over a long period. There are limitations, however. An index may reflect the performance of securities that the Portfolio may not hold. Also, the index does not incur investment advisory fees and other fund expenses--whereas your Portfolio does. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

This report is just one of several tools you can use to learn more about your investment(s) in the Advantus Series Fund. Your Securian Sales Representative, who understands your personal financial situation, can best explain the features of your investment and how they apply to your financial needs.

                             PORTFOLIO TOTAL RETURN

                                     [CHART]

                          YEAR ENDED DECEMBER 31, 2003

PERCENTAGE OF RETURN

Bond                                     5.4%
Money Market                             0.6%
Mortgage Securities                      4.2%
Index 500                               28.0%
MGB 2006                                 2.0%
MGB 2010                                 2.8%
International Bond                      20.3%
Index 400 Mid-Cap                       34.6%
Real Estate Securities                  42.2%

Historical results are not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolios' shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower. Please refer to the individual Portfolio reviews contained within the prospectus for information regarding the standardized performance for 1, 5 and 10 years or since inception.

LETTER FROM THE PRESIDENT

[PHOTO OF DIANNE ORBISON]

Dear Shareholders:

What a volatile year it was with the war in Iraq, the specter of deflation, generational lows in interest rates, continued corporate governance scandals, mutual fund fiduciary scandals and a significant fall in the dollar. Against this backdrop, we would not have expected the outcomes the markets produced, including only a slight rise in interest rates, stellar performance in stocks and perhaps the best performance of corporate bonds versus Treasuries of all time.

The long-awaited economic recovery is now evident across most sectors. Following a very robust GDP growth rate of 8.2 percent for the third quarter, economic growth factors remained positive in the fourth quarter with a GDP of 4.0 percent. Consumer demand continues to lead the economy but we expect it to level off in 2004 with business taking a more prominent role.

Capital spending is increasing, particularly in the high tech areas of computer software and networking systems. During the second half of 2003, corporate profits expanded 17.6 percent on average, as cost controls and the beginnings of unit volume growth gained momentum. Inventories remain low. Manufacturing capacity utilization remains at just under 75.0 percent. At this low level, production volumes will be able to efficiently expand while allowing corporations to maintain profit margins. Unemployment of 5.7 percent at year-end remains a concern, however, if economic growth continues at or above 4.0 percent, we believe that the unemployment rate should continue to slowly trend downward during 2004.

We feel that aggressive monetary and fiscal policies should continue to propel the U.S. economy forward. Consensus projections for 2004 call for sustained real growth of 4.5 percent through the first half of the year, followed by slightly more muted growth averaging 4.0 percent for the remainder of 2004. With growing demand, we feel that production volumes should increase with employment to follow ultimately providing the fuel to the economy into 2004. In this environment, we expect equity and bond market returns to revert closer to longer term trends and stocks to deliver higher absolute returns compared to bonds or money markets.

We expect the U.S. to lead world economic growth, in absolute dollar terms, during 2004, followed by much more subdued but rebounding growth in Europe and Asia. The weakness of the dollar, however, may benefit investors considering an allocation to international investments.

To keep abreast of the changing economic environment, consider having a periodic conversation with your financial advisor about your goals, risk tolerance, and allocation strategy.

Sincerely,

/s/ Dianne Orbison

Dianne Orbison
President, Advantus Series Fund

PERFORMANCE UPDATE

[PHOTO OF CHRIS SEBALD, CFA]
CHRIS SEBALD, CFA
PORTFOLIO MANAGER

The Bond Portfolio seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The Bond Portfolio invests in long-term, fixed income, high quality debt instruments.

Bond Portfolio

PERFORMANCE

The Bond Portfolio returned 5.35 percent* for the year ended December 31, 2003. The Portfolio's benchmark, the Lehman Brothers Aggregate Bond Index,** returned
4.10 percent for the same period.

PERFORMANCE ANALYSIS

The source of the excess performance was primarily our allocation to corporate bonds, followed by investments in commercial mortgage-backed securities and asset-backed securities. We have been overweight in corporate bonds versus the index most of the year, but increased our allocation in the third quarter as we expected the economy to improve and for corporate credit to benefit. In particular, we increased our holdings in lower rated corporate bonds that would improve the most with an improving economy and this also benefited performance. We also did well with our overweight in commercial mortgage-backed securities and asset-backed securities. These securities are generally of higher quality and they continued to perform very well against the higher quality sectors of the corporate bond market. Spreads in these sectors narrowed substantially along with corporate bonds and our overweight positions provided attractive returns relative to the mediocre returns experienced in the generic mortgage backed securities markets.***

OUTLOOK

We believe that we are now closer to the point where the Fed could start to raise interest rates. The market is not predicting a move until mid-2004, expecting a total increase of about 1.25 percent by the end of the year. We are starting to position the portfolio for the expected increase in interest rates and have raised our target interest rate range from the last year.

Given our outlook for continued strength in the economy, we still remain overweight in our allocation to corporate bonds and expect spreads to continue to narrow over the horizon. We expect most of the out-performance in corporate bonds to come from lower-quality sectors. We will also continue to look for good value in the new issue market.

The mortgage securities markets start the year at narrow spreads and high valuations due to banks acting as very aggressive buyers. Should interest rates rise, we believe that mortgage securities will become more attractive and expect to commence purchases in this sector.

Overall in 2004, we believe that relative returns should be driven more by security selection. We feel that this will play to our strong suit as a fundamental bottom-up investor and we look forward to another exciting year investing in the fixed income markets.

TEN LARGEST BOND HOLDINGS

                                                        MARKET        % OF BOND
COMPANY                                                 VALUE         PORTFOLIO
-------                                              -------------    ---------
U.S. Treasury Bond--3.125%, 10/15/08                 $  14,522,151          5.1%
  Federal National Mortgage
Association--6.500%, 09/01/32                            8,228,075          2.9%
  U.S. Treasury Bond--6.125%, 11/15/27                   8,145,624          2.9%
Federal National Mortgage
  Association--5.500%, 02/01/33                          7,065,625          2.5%
U.S. Treasury Bond--7.500%, 11/15/16                     6,429,281          2.3%
U.S. Treasury Inflation Note--
  1.875%, 07/15/13                                       5,999,642          2.1%
Federal National Mortgage
  Association--5.500%, 04/01/33                          5,735,785          2.0%
Federal National Mortgage
  Association--6.000%, 03/01/33                          5,525,921          2.0%
Federal National Mortgage
  Association--6.000%, 10/01/32                          4,730,106          1.7%
Metropolitan Asset Funding, Inc.--
  144A Issue--7.525% 4/20/27                             3,767,625          1.3%
                                                     -------------    ---------
                                                     $  70,149,835         24.8%
                                                     =============    =========

[CHART]

U.S. Treasury                            12.6%
U.S. Government Agencies                 32.8%
AAA Rated                                 7.6%
AA Rated                                 10.5%
A Rated                                  12.6%
BBB Rated                                22.2%
CCC Rated                                 0.3%
Cash and Other Assets/Liabilities         1.4%

***

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
              A HYPOTHETICAL $10,000 INVESTMENT IN BOND PORTFOLIO,
          LEHMAN BROTHERS AGGREGATE BOND INDEX AND CONSUMER PRICE INDEX

(Thousands)

                 BOND PORTFOLIO        CPI        LEHMAN BROTHERS AGGREGATE BOND INDEX
12/31/93          $  10.00000      $  10.00000                $  10.00000
12/31/94          $   9.54478      $  10.26749                $   9.70834
12/31/95          $  11.42973      $  10.52812                $  11.50191
12/31/96          $  11.76842      $  10.87791                $  11.91946
12/31/97          $  12.87725      $  11.06310                $  13.07023
12/31/98          $  13.66003      $  11.24143                $  14.20562
12/31/99          $  13.28741      $  11.54321                $  14.08885
12/31/2000        $  14.67468      $  11.93416                $  15.72679
12/31/2001        $  15.83381      $  12.11934                $  17.05482
12/31/2002        $  17.49703      $  12.40741                $  18.80378
12/31/2003        $  18.43312      $  12.64060                $  21.47600

                  $    18,433      $    12,641                $    21,476

AVERAGE ANNUAL TOTAL RETURN:

One year           5.35%
Five year          6.18%
Ten year           6.31%

On the chart above you can see how the Bond Portfolio's total return compared to the Lehman Brothers Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1993 through December 31, 2003, assuming reinvestment of distributions, if any.

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Lehman Brothers Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

***Composition is as of December 31, 2003.

PERFORMANCE UPDATE

[PHOTO OF TOM HOUGHTON]
TOM HOUGHTON
PORTFOLIO MANAGER

The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital. It invests in short-term money market instruments and other debt securities that mature within 397 days.

INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

Money Market Portfolio

PERFORMANCE

The Money Market Portfolio returned 0.61 percent* for the year ended December 31, 2003. This compares to the Portfolio's benchmark, the three-month U.S. Treasury Bill, which returned 1.14 percent over the same period.

PERFORMANCE ANALYSIS

Rates in the short end have remained stubbornly low as the Federal Reserve showed no signs of increasing the Fed Funds rate above 1.00 percent anytime soon. Over the past 12-month period, the yield on the three-month T-bill declined 0.27 percentage points to 0.92 percent, while the yield on the six-month T-bill declined by .19 percentage points to 1.01 percent. These rate decreases compared to an increase in yield in the past 12-month period on the ten-year Treasury note of 0.31 percentage points. Yields offered in the commercial paper market also declined substantially over the past 12 months to about 1.10 percent, and remain quite low on an absolute basis.

OUTLOOK

Recent economic statistics and performance in the stock and bond markets have bolstered our view of an improving economy. We believe that we are now closer to the point where the Fed could start to raise interest rates. The market is not predicting a move until mid-2004 and is expecting a total increase of about 1.25% by the end of the year. We are starting to position the portfolio for the expected increase in interest rates and have raised our target interest rate range from the last quarter.

[CHART]

                            AVERAGE DAYS TO MATURITY

                                  NUMBER OF DAYS
Jan                                     51
Jan                                     53
Jan                                     61
Jan                                     60
Feb                                     57
Feb                                     55
Feb                                     52
Feb                                     48
Mar                                     48
Mar                                     43
Mar                                     42
Mar                                     49
Apr                                     46
Apr                                     44
Apr                                     45
Apr                                     42
Apr                                     46
May                                     44
May                                     42
May                                     39
May                                     35
Jun                                     34
Jun                                     33
Jun                                     36
Jun                                     40
Jul                                     54
Jul                                     60
Jul                                     64
Jul                                     60
Jul                                     56
Aug                                     52
Aug                                     44
Aug                                     42
Aug                                     41
Sep                                     38
Sep                                     37
Sep                                     40
Sep                                     37
Sep                                     36
Oct                                     35
Oct                                     30
Oct                                     31
Oct                                     32
Nov                                     30
Nov                                     29
Nov                                     31
Nov                                     33
Dec                                     30
Dec                                     30
Dec                                     30
Dec                                     30
Dec                                     39

[CHART]

                           SEVEN-DAY EFFECTIVE YIELD*

                                     PERCENTAGE
Jan                                    0.93%
Jan                                    0.84%
Jan                                    1.00%
Jan                                    0.95%
Feb                                    0.99%
Feb                                    0.92%
Feb                                    0.51%
Feb                                    0.46%
Mar                                    0.50%
Mar                                    0.69%
Mar                                    0.74%
Mar                                    0.79%
Apr                                    0.78%
Apr                                    0.72%
Apr                                    0.71%
Apr                                    0.71%
Apr                                    0.70%
May                                    0.69%
May                                    0.68%
May                                    0.68%
May                                    0.67%
Jun                                    0.68%
Jun                                    0.69%
Jun                                    0.67%
Jun                                    0.65%
Jul                                    0.65%
Jul                                    0.53%
Jul                                    0.49%
Jul                                    0.43%
Jul                                    0.43%
Aug                                    0.38%
Aug                                    0.35%
Aug                                    0.46%
Aug                                    0.46%
Sep                                    0.48%
Sep                                    0.48%
Sep                                    0.49%
Sep                                    0.49%
Sep                                    0.50%
Oct                                    0.50%
Oct                                    0.51%
Oct                                    0.51%
Oct                                    0.51%
Nov                                    0.48%
Nov                                    0.51%
Nov                                    0.53%
Nov                                    0.60%
Dec                                    0.61%
Dec                                    0.57%
Dec                                    0.57%
Dec                                    0.57%
Dec                                    0.54%

The yield quotation more closely represents the current earnings of the Money Market Portfolio than the total return quotation.

The seven-day effective yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.

*Historical performance is not an indication of future performance. Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

PERFORMANCE UPDATE

[PHOTO OF CHRIS SEBALD, CFA]
CHRIS SEBALD, CFA
PORTFOLIO MANAGER

The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. The Mortgage Securities Portfolio will invest primarily in mortgage-related securities. The risks incurred by Mortgage Securities Portfolio include, but are not limited to, reinvestment of prepaid loans at low rates of return. In addition, the net asset value of Mortgage Securities Portfolio may fluctuate in response to changes in interest rates and are not guaranteed.

Mortgage Securities Portfolio

PERFORMANCE

The Mortgage Securities Portfolio generated a total return of 4.15 percent* for the year ended December 31, 2003. This compares favorably to the Portfolio's benchmark, the Lehman Brothers Mortgage-Backed Securities Index,** which returned 3.07 percent for the same period.

PERFORMANCE ANALYSIS

The source of the excess return came primarily from our total mortgage market approach and a focus on stable cash flows. The mortgage securities markets experienced one of the most tumultuous years on record as interest rates were very volatile and prepayment rates skyrocketed. Interest rates fell to generational lows, as the Federal Reserve warned the market about the perils of deflation, only to rise sharply in the third quarter of the period. Prepayment speeds hit an all-time high again, eclipsing the previous record by over 40 percent. The mortgage-backed securities index outperformed Treasuries over the year by only 11 basis points due to this volatility. This was a disappointing result for the average mortgage market investor, as other fixed income sectors did so well. Our approach to managing the fund generated much more favorable results versus the index as our securities did not prepay at nearly the speed as the generic securities that compose most of the market and spreads in nearly all of our market segments narrowed.***

OUTLOOK

As we start another year, we believe that we are now closer to the point where the Fed could start to raise rates. The Fed Funds futures are predicting a move by mid-year, expecting a total of about 1.25 percent by the end of the year. We are starting to position the portfolio for the expected increase in interest rates and have raised our target interest rate range from the last quarter.

Even though mortgage securities had, at best, a mediocre year in 2003, they did not end the year with cheap valuations. We are anticipating that this year will be better though for mortgage-backed securities as the interest rate environment looks more favorable and last year's huge refinancing wave substantially reduces the occurrence of a similar event this year. Additionally, we are seeking to position the Portfolio for a more rapid rise in interest rates than currently forecast by the market and the slowing prepayment speeds that could result.

We will continue to employ a total mortgage market approach, utilizing the broadest range of opportunities to provide an attractive fixed income product.

[CHART]

HIGH QUALITY ASSETS ***

AAA rated                                67.8%
AA rated                                 11.1%
A rated                                   7.0%
BBB rated                                 9.0%
BB rated                                  1.0%
Cash and Other Assets/Liabilities         1.6%

[CHART]

SOLID LIQUIDITY***

Public Issues                            83.7%
Liquid 144A Issues                       10.3%
Illiquid 144A Issues and Other Private
   Placement Illiquid Issues              4.3%
Cash and Other Assets/Liabilities         1.7%

[CHART]

SECTOR DIVERSIFICATION***

Corporate Obligations - Financial - Real Estate                 (1.5%)
GNMA                                                            (1.1%)
Asset Backed Securities                                        (21.7%)
Vendee Mortgage Trust                                           (0.2%)
Non-Agency Commercial Mortgage-Backed Securities                (9.1%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds     (11.3%)
Cash and Other Assets/Liabilities                               (1.6%)
FHLMC                                                           (2.4%)
State and Local Government Obligations                          (0.6%)
FNMA                                                           (50.5%)

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*

   A HYPOTHETICAL $10,000 INVESTMENT IN MORTGAGE SECURITIES PORTFOLIO, LEHMAN
       BROTHERS MORTGAGE-BACKED SECURITIES INDEX AND CONSUMER PRICE INDEX

(Thousands)

                MORTGAGE SECURITIES PORTFOLIO       CPI       LEHMAN MORTGAGE-BACKED SECURITIES INDEX
12/31/93                 $  10.00000            $  10.00000                 $  10.00000
12/31/94                 $   9.66275            $  10.26749                 $   9.83880
12/31/95                 $  11.40272            $  10.52812                 $  11.49210
12/31/96                 $  12.00203            $  10.87791                 $  12.10693
12/31/97                 $  13.09898            $  11.06310                 $  13.25622
12/31/98                 $  13.95992            $  11.24143                 $  14.17862
12/31/99                 $  14.23751            $  11.54321                 $  14.44174
12/31/2000               $  15.91759            $  11.93416                 $  16.05371
12/31/2001               $  17.35626            $  12.11934                 $  17.37342
12/31/2002               $  19.03270            $  12.40741                 $  18.89335
12/31/2003               $  19.82341            $  12.64060                 $  20.81200

                         $    19,823            $    12,641                 $    20,812

AVERAGE ANNUAL TOTAL RETURN:

One year           4.15%
Five year          7.27%
Ten year           7.08%

On the chart above you can see how the Mortgage Securities Portfolio's total return compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1993 through December 31, 2003, assuming reinvestment of distributions, if any.

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.


**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

***Composition is as of December 31, 2003.

PERFORMANCE UPDATE

[PHOTO OF JAMES SEIFERT]
JAMES SEIFERT
PORTFOLIO MANAGER

The Index 500 Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500)+. It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy.

INDEX 500 PORTFOLIO

PERFORMANCE

For the year ended December 31, 2003, the Portfolio ended with a 28.04 percent* return. This compares to the Portfolio's benchmark, the S&P 500 Index,** which returned 28.68 percent for the same period.

PERFORMANCE ANALYSIS

All eleven sectors ended the year with strong positive returns, ten of the sectors with double digit returns. Technology names led with a 6.90 percent contribution on a return of 44.80 percent. The financial sector followed with a
6.30 percent contribution on a return of 31.10 percent. All size categories had positive returns with the smaller-sized companies outperforming the larger market capitalized companies. The net return of the Portfolio lags the index as a result of management fees and expenses.***

OUTLOOK

We believe that the initial recovery in the U.S. economy is behind us. As a result, we expect equity and bond market returns to revert closer to longer term trends. In this environment, we feel that the strong performance by credit sensitive cyclical sectors should temper and later cycle sectors, including heavy industry, should demonstrate stronger performance. We expect stocks to deliver higher absolute returns compared to bonds or money markets. We expect the U.S. to lead world economic growth, in absolute dollar terms, during 2004, followed by much more subdued but rebounding growth in Europe and Asia. We foresee continued, more stable, positive world growth of 2.5 - 3.0 percent should reduce financial volatility across the major market exchanges. Overall, we feel that leading indicators for economic growth remain positive.

TEN LARGEST STOCK HOLDINGS

                                                        MARKET        % OF STOCK
SECURITY DESCRIPTION                      SHARES        VALUE         PORTFOLIO
--------------------                      ------    ---------------   ----------
General Electric Company                  566,588   $    17,552,896      3.0%
Microsoft Corporation                     610,128        16,802,925      2.9%
Exxon Mobil Corporation                   372,952        15,291,030      2.6%
Pfizer, Inc.                              430,643        15,214,617      2.6%
Citigroup, Inc.                           291,095        14,129,751      2.4%
Wal-Mart Stores, Inc.                     244,195        12,954,545      2.2%
Intel Corporation                         368,589        11,868,566      2.0%
American International Group, Inc.        147,195         9,756,085      1.7%
Cisco Systems, Inc.                       389,447         9,459,668      1.6%
International Business
  Machines Corporation                     97,081         8,997,467      1.6%
                                                    ---------------   ----------
                                                    $   132,027,550     22.7%
                                                    ===============   ==========

[CHART]

Basic Materials                          3.3%
Capital Goods                            8.2%
Communication Services                   4.6%
Consumer Cyclical                       10.6%
Consumer Staples                        11.6%
Energy                                   5.7%
Financial                               20.8%
Health Care                             12.8%
Technology                              16.9%
Transportation                           1.6%
Utilities                                2.8%
Cash and Other Assets/Liabilities        1.1%

***

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
            A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 500 PORTFOLIO,
                     S&P 500 INDEX AND CONSUMER PRICE INDEX

(Thousands)

                    INDEX 500 PORTFOLIO           CPI              S&P 500 INDEX
12/31/93                $  10.00000           $  10.00000           $  10.00000
12/31/94                $  10.11779           $  10.26749           $  10.13207
12/31/95                $  13.84455           $  10.52812           $  13.93955
12/31/96                $  16.84088           $  10.87791           $  17.14014
12/31/97                $  22.29114           $  11.06310           $  22.85922
12/31/98                $  28.53070           $  11.24143           $  29.39200
12/31/99                $  34.31569           $  11.54321           $  35.58030
12/31/2000              $  31.09381           $  11.93416           $  32.33332
12/31/2001              $  27.28391           $  12.11934           $  28.49141
12/31/2002              $  21.18159           $  12.40741           $  22.19498
12/31/2003              $  27.12195           $  12.64060           $  30.83700

                        $    27,122           $    12,641           $    30,837

AVERAGE ANNUAL TOTAL RETURN:

One year           28.04%
Five year          -1.01%
Ten year           10.49%

On the chart above you can see how the Index 500 Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 1993 through December 31, 2003, assuming reinvestment of distributions, if any.

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. +"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

This sub-account seeks investment results that generally correspond to the index from which it takes its name. You cannot invest directly into an index

***Composition is as of December 31, 2003.

PERFORMANCE UPDATE

[PHOTO OF CHRIS SEBALD]
CHRIS SEBALD
PORTFOLIO MANAGER,
ADVANTUS CAPITAL MANAGEMENT

The Maturing Government Bond 2006 and 2010 Portfolios seek as high of an investment return as is consistent with prudent investment risk. The Portfolios invest primarily in U.S. Government and Agency zero coupon fixed income securities with maturities near the 2006 and 2010 liquidation dates of each Portfolio.

Maturing Government Bond 2006 Portfolio
Maturing Government Bond 2010 Portfolio

PERFORMANCE

For the year ended December 31, 2003, the Maturing Government Bond Portfolios generated the following returns:

Maturing Government Bond 2006 Portfolio*                            1.95 percent
Maturing Government Bond 2010 Portfolio*                            2.75 percent

For the year ended December 31, 2003, the Ryan Lab's U.S. Treasury Strip Indexes of comparable maturity generated the following returns:

Ryan Lab's Inc. September 2006 Index**                              2.34 percent
Ryan Lab's Inc. September 2010 Index**                              3.23 percent

PERFORMANCE ANALYSIS

Treasury yields rose in 2003 generating relatively low returns for the year in comparison to prior years. As the portfolios' securities shorten in maturity, the value of their securities will become less sensitive to changes in interest rates.

The portfolios are positioned in a diversified group of zero coupon securities issued by the U.S. Treasury and various U.S. governmental agencies. Many of the governmental agency securities offer increased yield with the same credit quality as Treasury securities. The increased yield typically is compensation for reduced liquidity. Both portfolios maintain an attractive yield enhancement relative to their benchmarks and both outperformed their benchmarks in 2003 without the consideration of fees. The portfolios' durations are maintained very close to benchmark durations.***

OUTLOOK

We believe that we are now closer to the point where the Fed could start to raise interest rates. The market is not predicting a move until mid-2004, expecting a total increase of about 1.25 percent by the end of the year. Should interest rates rise faster than expected, we believe that the fund may be exposed to a decline in price. However, considering the short time to the maturity of these funds, we believe that this risk has declined relative to prior years.

[CHART]

                   MATURING GOVERNMENT BOND 2006 PORTFOLIO***

FHLMC Strip                      6.0%
FNMA Strip                      18.6%
RFC Strip                        9.0%
U.S. Treasury Strip             30.7%
Israel State Aid Strip           9.3%
Government Trust Certificate     0.9%
FICO Strip                      25.5%

[CHART]

                   MATURING GOVERNMENT BOND 2010 PORTFOLIO***

FNMA Strip                      27.3%
FICO Strip                      13.6%
Government Trust Certificate     9.9%
Israel State Aid Strip          15.6%
RFC Strip                        9.9%
Tennessee Valley Authority       4.7%
U.S. Treasury Strip             19.0%

MATURING GOVERNMENT BOND PORTFOLIOS

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2006 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2006 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX

(Thousands)

              MATURING GOVERNMENT BOND 2006 PORTFOLIO        CPI        RYAN LABS INDEX
5/2/94                      $  10.00000                  $  10.00000      $  10.00000
12/31/94                    $  10.01335                  $  10.15604      $  9.87500
12/31/95                    $  13.48998                  $  10.41384      $  13.53230
12/31/96                    $  13.32667                  $  10.75984      $  13.35110
12/31/97                    $  15.00912                  $  10.94301      $  15.11570
12/31/98                    $  17.16529                  $  11.11940      $  17.38020
12/31/99                    $  15.82453                  $  11.41791      $  16.08700
12/31/2000                  $  18.29760                  $  11.80461      $  18.80800
12/31/2001                  $  19.77523                  $  11.98779      $  20.70500
12/31/2002                  $  22.34403                  $  12.27273      $  23.33300
12/31/2003                  $  22.77906                  $  12.50367      $  23.88000

                            $    22,779                  $    12,504      $    23,880

AVERAGE ANNUAL TOTAL RETURN:

One year                         1.95%
Five year                        5.82%
Since inception (5/2/94)         8.89%

On the chart above you can see how the Maturing Government Bond 2006 Portfolio's total return compared to the Ryan Labs, Inc. September 2006 Index of Treasury Strips and the Consumer Price Index. The three lines represent the toal return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2006 Portfolio (May 2, 1994) through December 31, 2003, assuming reinvestment of distributions, if any.

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN MATURING GOVERNMENT BOND 2010 PORTFOLIO, RYAN LABS, INC. SEPTEMBER 2010 INDEX OF TREASURY STRIPS
                            AND CONSUMER PRICE INDEX

(Thousands)

              MATURING GOVERNMENT BOND 2010 PORTFOLIO        CPI        RYAN LABS INDEX
5/2/94                      $  10.00000                  $  10.00000      $  10.00000
12/31/94                    $   9.97024                  $  10.15604      $   9.93120
12/31/95                    $  14.07979                  $  10.41384      $  14.31300
12/31/96                    $  13.59861                  $  10.75984      $  13.88000
12/31/97                    $  16.02811                  $  10.94301      $  16.25090
12/31/98                    $  18.31695                  $  11.11940      $  18.82420
12/31/99                    $  16.20371                  $  11.41791      $  16.68600
12/31/2000                  $  19.66468                  $  11.80461      $  20.65600
12/31/2001                  $  20.64079                  $  11.98779      $  21.28500
12/31/2002                  $  24.53254                  $  12.27273      $  25.30900
12/31/2003                  $  25.20834                  $  12.50367      $  26.12800

                            $    25,208                  $    12,504      $    26,128

AVERAGE ANNUAL TOTAL RETURN:

One year                         2.75%
Five year                        6.60%
Since inception (5/2/94)        10.04%

On the chart above you can see how the Maturing Government Bond 2010 Portfolio's total return compared to the Ryan Labs, Inc. September 2010 Index of Treasury Strips and the Consumer Price Index. The three lines represent the toal return of a hypothetical $10,000 investment made on the inception date of the Maturing Government Bond 2010 Portfolio (May 2, 1994) through December 31, 2003, assuming reinvestment of distributions, if any.

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**Ryan Labs, Inc. September 2006 and 2010 Index of U.S. Treasury Strips consists of all active zero-coupon U.S. Treasury issues with maturities in September 2006 and 2010, respectively.

***Composition is as of December 31, 2003.

PERFORMANCE UPDATE

[PHOTO OF EDWARD DOVE]
EDWARD DOVE
JULIUS BAER INVESTMENT MANAGEMENT, INC.

The International Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in debt securities issued by foreign issuers. While Advantus Capital Management, Inc. acts as the investment adviser for the portfolio, Julius Baer Investment Management, Inc. provides investment advice to the International Bond Portfolio under a sub-advisory agreement. Investment risks associated with international investing in addition to other risks, include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

International Bond Portfolio

PERFORMANCE

The International Bond Portfolio returned 20.25 percent* for the year ended December 31, 2003. This compares to the Portfolio's benchmark, the Salomon Brothers Non-US World Government Bond Index**, and the Portfolio's prior benchmark, the Salomon Brothers World Government Bond Index***, which returned
18.52 percent and 14.91 percent, respectively, for the same period. During prior reporting periods, the Portfolio compared its annual total return performance to the Salomon Brothers World Government Bond Index***, which includes securities of U.S. issuers. Effective May 1, 2003, the Portfolio changed its name from the Global Bond Portfolio to the International Bond Portfolio and began pursuing a policy of investing primarily in debt securities of foreign issuers, rather than both foreign and domestic issuers as was previously the case. For that reason, the Portfolio now compares its returns to the Salomon Brothers Non-US World Government Bond Index**, which excludes securities of U.S. issuers.

PERFORMANCE ANALYSIS

2003 was a pivotal year for global bond markets, neatly split by price action into two 6 monthly parts. In the first half, bond markets performed well as the threat of war, then the actual conflict, drove bond yields down. The move precipitated further buying from those trying to hedge the negative convexity in their portfolios. Midsummer, economic activity and risk appetite became noticeably stronger, and the high flying government bond markets, led by Japan, backed up significantly in yield. The overall bond index in dollar terms rose 14.51%, reflecting the progressive weakening of the US dollar, most notably after the G7 meeting in October. Local returns, as evidenced by the global bond indices hedged back into the dollar, returned a mere 2.1% - reflecting the see-saw nature of yields over the year.****

Several factors influenced the strong performance of the International Bond Portfolio relative to the benchmark in 2003. The portfolio's US and European corporate bond positions - both investment grade and high yield - positively influenced performance throughout the year. In the early part of the year, being underweight the dollar, primarily against the euro, was a contributing factor along with bond market selection. In the fourth quarter, being overweight the UK gilt market became a positive for the portfolio.

OUTLOOK

The US economy is booming but the Fed does not seem desperate to raise interest rates. This, together with the constant theme of Treasury buying from Asia is holding bond markets steady - in the case of the US market at around 4.0-4.5% ten year yields. However, ultimately we think the strength of the US economy, together with the burgeoning budget deficit will mean yields rise. We continue to prefer European markets to the US or Japan. European growth is weaker and the euro is tightening monetary conditions for the ECB, preventing the need for higher policy rates.

As for currencies the key theme remains dollar weakness. In spite of the ultra strong economy, the issue of capital account funding remains to the fore, and continues to weigh on the dollar. Although the dollar has fallen a long way in the past couple of months, we maintain a large dollar underweight position.

Our favored currencies are those backed by strong growth, inflation prone economies where central banks are biased to tighten and authorities are not seemingly bothered by currency strength against the dollar. In this regard sterling and the Australian dollars are at the top of our list of favored currencies for 2004. Our primary concern about both currencies is one of valuation. But we think the bigger issue for 2004 is with the dollar, and in a generally declining dollar environment, sterling and the Aussie dollars are likely to be the prime beneficiaries.

TEN LARGEST BOND HOLDINGS

                                                        MARKET        % OF BOND
SECURITY DESCRIPTION                                    VALUE         PORTFOLIO
--------------------                                 -------------    ---------
Bundesobligation (Euro)--
   4.250%, 02/18/05                                  $   5,592,536          8.5%
Development Bank of Japan (Japanese Yen)--
   1.400%, 06/20/12                                      3,805,223          5.8%
International Bank for Reconstruction &
   Development (Japanese Yen)--
   2.000%, 02/18/08                                      3,377,093          5.1%
Portugal Obrigacoes do Tesouro OT (Euro)--
   3.950%, 07/15/09                                      3,252,047          4.9%
Japan Bank for International
   Cooperation (Japanese Yen)--
   0.350%, 03/19/08                                      3,243,430          4.9%
Belgium Government Bond (Euro)--
   3.750%, 03/28/09                                      3,163,822          4.8%
Italy Government International Bond
   (Japanese Yen)--1.800%, 02/23/10                      3,161,952          4.8%
European Investment Bank (Euro)--
   4.875%, 04/15/06                                      3,095,584          4.7%
Spain Government Bond (Euro)--
   4.200%, 07/30/13                                      2,819,830          4.3%
Republic of Austria-144A Issue (Euro)--
   3.800%, 10/20/13                                      2,713,923          4.1%
                                                     -------------    ---------
                                                     $  34,225,440         52.0%
                                                     =============    =========

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
       A HYPOTHETICAL $10,000 INVESTMENT IN INTERNATIONAL BOND PORTFOLIO,
             SALOMON BROTHERS NON-U.S. WORLD GOVERNMENT BOND INDEX,
      SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX AND CONSUMER PRICE INDEX

(Thousands)

                INTERNATIONAL                   SALOMON NON-U.S. WORLD  SALOMON BROTHERS WORLD
                BOND PORTFOLIO         CPI      GOVERNMENT BOND INDEX   GOVERNMENT BOND INDEX
10/1/97         $  10.00000      $  10.00000         $  10.00000             $  10.00000
12/31/97        $  10.00750      $  10.00620         $   9.64513             $  10.02050
12/31/98        $  11.62632      $  10.16749         $  11.63103             $  11.55462
12/31/99        $  10.71866      $  10.44045         $  10.78488             $  11.06069
12/31/2000      $  10.87049      $  10.79404         $  10.50090             $  11.23661
12/31/2001      $  10.70635      $  10.96154         $  10.12927             $  11.12521
12/31/2002      $  12.62734      $  11.22208         $  12.35672             $  14.22163
12/31/2003      $  15.18473      $  11.43292         $  14.64449             $  16.34326

                $    15,185      $    11,433         $    14,644             $    16,343

AVERAGE ANNUAL TOTAL RETURN:

One year                        20.25%
Five year                        5.49%
Since inception (10/1/97)        6.91%

On the chart above you can see how the International Bond Portfolio's total return compared to the Salomon Brothers Non-U.S. World Government Bond Index, Salomon Brothers World Government Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the International Bond Portfolio (October 1, 1997) through December 31, 2003, assuming reinvestment of distributions, if any.

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Salomon Brothers Non U.S. World Government Bond Index is a market value-weighted index of government debt securities issued by eleven different nations: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain and the United Kingdom. The goal of the index is to include all fixed-rate institutionally traded bonds issued by the above governments. The minimum maturity is one year, and the minimum outstanding must be at least $25 million U.S. dollars. Also included in the index are zero-coupon renewable securities. Floating rate and private placement issues are excluded from the index. Returns are available in both U.S. dollars and local currency terms.

***The Salomon Brothers World Government Bond Index is a market value-weighted index of government debt securities issued by twelve different nations:
Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, United Kingdom and the United States. The goal of the index is to include all fixed-rate institutionally traded bonds issued by the above governments. The minimum maturity is one year, and the minimum outstanding must be at least $25 million U.S. dollars. Also included in the index are zero-coupon renewable securities. Floating rate and private placement issues are excluded from the index. Returns are available in both U.S. dollars and local currency terms.

****Composition is as of December 31, 2003.

PERFORMANCE UPDATE

[PHOTO OF JIM SEIFERT]
JIM SEIFERT,
PORTFOLIO MANAGER
ADVANTUS CAPITAL MANAGEMENT, INC.

The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (S&P 400).+ It is designed to provide an economical and convenient means of maintaining a diversified portfolio in this equity security area as part of an over-all investment strategy.

Index 400 Mid-Cap Portfolio

PERFORMANCE

The Index 400 Mid-Cap Portfolio posted a return of 34.59 percent* for the year ended December 31, 2003. This compares to the S&P 400 MidCap Index** return of
35.50 percent for the same period.

PERFORMANCE UPDATE

All eleven sectors ended the year with double digit returns. Financial names led with a 7.10 percent contribution on a return of 34.59 percent. The consumer cyclical sector followed with a 6.9 percent contribution on a return of 39.90 percent. However, the technology sector ended the period with the best return:
51.60 percent. All size categories had positive returns with the smaller-sized companies outperforming the larger market capitalized companies. The net return of the Portfolio lags the index as a result of management fees and expenses.***

OUTLOOK

We believe that the initial recovery in the U.S. economy is behind us. As a result, we expect equity and bond market returns to revert closer to longer term trends. In this environment, we feel that the strong performance by credit sensitive cyclical sectors should temper and later cycle sectors, including heavy industry, should demonstrate stronger performance. We expect stocks to deliver higher absolute returns compared to bonds or money markets. We expect the U.S. to lead world economic growth, in absolute dollar terms, during 2004, followed by much more subdued but rebounding growth in Europe and Asia. We foresee continued, more stable, positive world growth of 2.5 - 3.0 percent should reduce financial volatility across the major market exchanges. Overall, we feel that leading indicators for economic growth remain positive.

TEN LARGEST STOCK HOLDINGS

                                                         MARKET      % OF STOCK
SECURITY DESCRIPTION                         SHARES      VALUE       PORTFOLIO
--------------------                         ------   ------------   ----------
M & T Bank Corporation                        7,473   $    734,596          1.2%
Gilead Sciences, Inc.                        12,608        733,029          1.2%
Washington Post                                 645        510,453          0.8%
Lennar Corporation                            4,907        471,072          0.8%
New York Community Bancorp, Inc.             11,986        456,067          0.8%
Affiliated Computer Services, Inc.            8,172        445,047          0.7%
Coach, Inc.                                  11,553        436,126          0.7%
Sovereign Bancorp, Inc.                      18,212        432,535          0.7%
Microchip Technology, Inc.                   12,915        430,844          0.7%
DR Horton, Inc.                               9,787        423,386          0.7%
                                                      ------------   ----------
                                                      $  5,073,155          8.4%
                                                      ============   ==========

[CHART]

Basic Materials                      4.0%
Capital Goods                        6.4%
Communication Services               1.9%
Consumer Cyclical                   15.0%
Consumer Staples                     8.8%
Energy                               6.2%
Financial                           19.1%
Health Care                         11.4%
Technology                          13.7%
Transportation                       1.8%
Utilities                            6.2%
S&P Depository Receipts              0.4%
Cash and Other Assets/Liabilities    5.1%

***

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
        A HYPOTHETICAL $10,000 INVESTMENT IN INDEX 400 MID-CAP PORTFOLIO,
                  S&P 400 MIDCAP INDEX AND CONSUMER PRICE INDEX

(Thousands)

                  INDEX 400 MID-CAP PORTFOLIO        CPI        S&P 400 MIDCAP INDEX
10/1/97                   $  10.00000            $  10.00000        $  10.00000
12/31/97                  $  10.00609            $  10.00620        $  10.05188
12/31/98                  $  11.67484            $  10.16749        $  11.97080
12/31/99                  $  13.53869            $  10.44045        $  13.73554
12/31/2000                $  15.71171            $  10.79404        $  16.14167
12/31/2001                $  15.54402            $  10.96154        $  16.04528
12/31/2002                $  13.20730            $  11.22208        $  13.71794
12/31/2003                $  17.77525            $  11.43292        $  18.63400

                          $    17,775            $    11,433        $    18,634

AVERAGE ANNUAL TOTAL RETURN:

One year                       34.59%
Five year                       8.77%
Since inception (10/1/97)       9.64%

On the chart above you can see how the Index 400 Mid-Cap Portfolio's total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Index 400 Mid-Cap Portfolio (October 1, 1997) through December 31, 2003, assuming reinvestment of distributions, if any.

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.

+ "Standard & Poor's(R)", "S&P(R)", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 400 Mid-Cap Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

This sub-account seeks investment results that generally correspond to the index from which it takes its name. You cannot invest directly into an index.

***Composition is as of December 31, 2003.

PERFORMANCE UPDATE

[PHOTO OF JOE BETLEJ, CFA]
JOE BETLEJ, CFA
PORTFOLIO MANAGER

The Real Estate Securities Portfolio seeks above-average income and long-term growth of capital. The Portfolio intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the Real Estate Portfolio, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

Real Estate Securities Portfolio

PERFORMANCE

The Real Estate Securities Portfolio earned a total return of 42.21 percent* for the year ended December 31, 2003. The Portfolio's performance compares to the Wilshire Associates Real Estate Securities Index (WARESI)**, which provided a return of 37.07 percent over the same period.

PERFORMANCE ANALYSIS

Most industry observers were shocked to see how strong real estate securities performed during 2003. The perspective at the beginning of the year was for very modest growth in stock prices for the year due to the expected weak fundamentals for the underlying real estate. Apartment and office properties continued to see increasing negative cash flow growth during the year as landlords battled high vacancies and declining rents at their properties. Hotels and industrial properties saw weak property level performance during the first half of the year, while finally showing only modest rebound by year end. The only property type that showed consistent growth was in the retail properties, as high-quality tenants continued to seek highly productive locations for their businesses.

The real estate stocks' performance was a different story, clearly taking a very positive path versus the property level fundamentals. Real estate securities appear to have become a permanent piece of investors' asset allocation, increasing demand for these stocks. Additionally, the surge in stock prices was a result of investor demand for current income producing investments. The healthy dividend yield at the beginning of the year produced tremendous money flows for the real estate sector, pushing the popular real estate securities indexes to all-time highs near the year end.

Outlet mall, regional mall and land companies led real estate stock performance for the year, while apartments, hotel REITs, and office/industrial companies trailed the pack. The portfolio was fortunate to have the appropriate overweights and underweights in these property types to enhance performance. Quality dividend and early cyclical themes were also rewarded during the year. Your portfolio also benefited from holdings in homebuilders, and commercial mortgage and healthcare REITs due to their growth or yield characteristics. Stock picking also contributed to the positive results. Failure to position the portfolio in the early cyclical hotel franchise and management companies negatively impacted portfolio performance, particularly in the first half of the year.***

OUTLOOK

While one may be impressed by recent returns for real estate stocks, investors should expect a reversion to the more normalized returns for these stocks. We feel that steady improvement in the economy should fare well for occupancies and rental rates for most property types. We expect retail real estate should continue to do well as the consumer continues to support the economy. Improvement in business activity should benefit hotel and industrial companies, potentially providing opportunity for upside earnings surprises. The portfolio continues to underweight apartments as the pipeline of new development will dampen any improvement in collected income at the property level. Additionally, we believe the recovery in the office market will extend to a prolonged timeframe, leaving tenants looking for space in a favorable bargaining position in the near term.

Stock valuations, however, have these mixed expectations built into them. If the economy recovers stronger than the 3-4% GDP growth expectations, then we would expect the real estate markets could fare much better, making the stock valuations look cheap. A key factor, however, is if job growth is part of the recovery. Corporate decision makers have not been aggressive in adding new jobs, as productivity gains and outsourcing to lower labor-cost markets have covered recent economic growth. Without job growth in US cities, we feel it will be hard for the real estate markets to recover with the economy. Therefore, the portfolio will focus on areas of the country generating above average job growth.

TEN LARGEST STOCK HOLDINGS

                                                         MARKET      % OF STOCK
SECURITY DESCRIPTION                        SHARES       VALUE       PORTFOLIO
--------------------                        -------   ------------   ----------
Prologis                                    112,300   $  3,603,707          6.2%
Developers Diversified Realty
Corporation                                  76,400      2,564,748          4.4%
General Growth Properties, Inc.              87,100      2,417,025          4.1%
The Mills Corporation                        50,700      2,230,800          3.8%
Brookfield Properties Company                77,200      2,215,640          3.8%
The Rouse Company                            43,100      2,025,700          3.5%
Simon Property Group, Inc.                   40,600      1,881,404          3.2%
PS Business Parks, Inc.                      45,300      1,869,077          3.2%
Boardwalk Equities, Inc.                    134,110      1,854,741          3.2%
CarrAmerica Realty Corporation               56,800      1,691,504          2.9%
                                                      ------------   ----------
                                                      $ 22,354,346         38.3%
                                                      ============   ==========

[CHART]

Consumer Cyclical                                     3.7%
Communication Services                                0.3%
Finance-Diversified                                   0.7%
Lodging-Hotel                                         3.0%
Real Estate                                           7.8%
Real Estate Investment Trust-Apartments               9.2%
Real Estate Investment Trust-Diversified              6.9%
Real Estate Investment Trust-Health Care              1.7%
Real Estate Investment Trust-Hotels                   5.7%
Real Estate Investment Trust-Office Property         19.1%
Real Estate Investment Trust-Regional Mall           17.5%
Real Estate Investment Trust-Self Storage             0.6%
Real Estate Investment Trust-Shopping Centers         1.3%
Real Estate Investment Trust-Shopping Retail          9.2%
Real Estate Investment Trust-Warehouse/Industrial    10.1%
Cash and Other Assets/Liabilities                     3.2%

***

[CHART]

                    COMPARISON OF CHANGE IN INVESTMENT VALUE*
     A HYPOTHETICAL $10,000 INVESTMENT IN REAL ESTATE SECURITIES PORTFOLIO, WILSHIRE ASSOCIATES REAL ESTATE SECURITIES INDEX AND CONSUMER PRICE INDEX

(Thousands)

                       REAL ESTATE                      WILSHIRE ASSOCIATES REAL
                   SECURITIES PORTFOLIO       CPI       ESTATE SECURITIES INDEX
5/1/98                 $  10.00000        $  10.00000         $  10.00000
12/31/98               $   8.50961        $  10.08615         $   8.56786
12/31/99               $   8.17899        $  10.35692         $   8.29418
12/31/2000             $  10.27373        $  10.70769         $  10.84287
12/31/2001             $  11.30465        $  10.87385         $  11.96371
12/31/2002             $  12.09207        $  11.13231         $  12.27771
12/31/2003             $  17.19578        $  11.34122         $  16.82927

                       $    17,196        $    11,341         $    16,829

AVERAGE ANNUAL TOTAL RETURN:

One year                        42.21%
Five year                       15.11%
Since inception (5/1/98)        10.03%

On the chart above you can see how the Real Estate Securities Portfolio's total return compared to the Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on the inception date of the Real Estate Securities Portfolio (May 1, 1998) through December 31, 2003, assuming reinvestment of distributions, if any.

*Historical performance is not an indication of future performance. Investment returns on principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).

***Composition is as of December 31, 2003.

                                                    INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Series Fund, Inc.

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of the Bond, Money Market, Mortgage Securities, Index 500, Maturing Government Bond 2006, Maturing Government Bond 2010, International Bond, Index 400 Mid-Cap, and Real Estate Securities Portfolios (the Portfolios) of Advantus Series Fund, Inc. as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond, Money Market, Mortgage Securities, Index 500, Maturing Government Bond 2006, Maturing Government Bond 2010, International Bond, Index 400 Mid-Cap, and Real Estate Securities Portfolios of Advantus Series Fund, Inc. as of December 31, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                          KPMG LLP

Minneapolis, Minnesota
February 6, 2004

BOND PORTFOLIO

INVESTMENTS IN SECURITIES
DECEMBER 31, 2003

(Percentages of each investment category relate to total net assets.)

                                                                                                        MARKET
PRINCIPAL                                                                     COUPON    MATURITY       VALUE(a)
---------                                                                     ------    --------    --------------
LONG-TERM DEBT SECURITIES (98.6%)
   GOVERNMENT OBLIGATIONS (46.0%)
     U.S. Government and Agencies Obligations (45.4%)
     Federal Home Loan Mortgage Corporation (FHLMC) (4.1%)
$    2,000,000                                                                2.500%    07/28/05    $    2,001,896
     2,000,000                                                                2.500%    12/04/06         1,993,748
     2,750,000                                                                4.375%    02/04/10         2,748,300
     1,000,000                                                                4.500%    07/15/13           987,949
     1,396,834                                                                5.500%    12/01/17         1,454,100
     1,539,858                                                                6.000%    09/01/32         1,600,086
       847,981                                                                6.500%    09/01/32           894,180
                                                                                                    --------------
                                                                                                        11,680,259
                                                                                                    --------------
     Federal National Mortgage Association (FNMA) (27.7%)
     2,000,000                                                                2.650%    02/13/06         2,002,476
     3,000,000                                                                3.500%    01/28/08         2,999,904
       472,783                                                                5.000%    05/01/18           484,180
       942,247                                                                5.000%    06/01/18           964,728
     1,987,613                                                                5.000%    07/01/18         2,035,068
     1,196,849                                                                5.000%    11/01/33         1,184,991
       404,352                                                                5.500%    09/01/17           420,933
     1,593,138                                                                5.500%    02/01/18         1,658,617
     5,638,301                                                                5.500%    04/01/33         5,735,785
     2,186,567                                                                5.500%    05/01/33         2,224,380
     2,226,654                                                                6.000%    09/01/17         2,352,643
     4,552,067                                                                6.000%    10/01/32         4,730,106
     3,074,661                                                                6.000%    11/01/32         3,194,914
     5,322,273                                                                6.000%    03/01/33         5,525,921
     1,647,809                                                                6.437%    01/01/08         1,788,624
     1,462,018                                                                6.500%    12/01/31         1,539,321
       360,301                                                                6.500%    02/01/32           379,368
     2,182,991                                                                6.500%    04/01/32         2,298,531
       866,936                                                                6.500%    05/01/32           912,814
     1,630,219                                                                6.500%    07/01/32         1,716,536
     2,186,321                                                                6.500%    08/01/32         2,302,113
     7,814,215                                                                6.500%    09/01/32         8,228,075
     1,756,286                                                                6.500%    10/01/32         1,849,336
     1,540,180                                                                7.000%    07/01/31         1,642,314
     2,182,558                                                                7.000%    09/01/31         2,326,647
     2,343,777                                                                7.000%    11/01/31         2,491,467
     2,679,152                                                                7.000%    02/01/32         2,856,852
       322,342                                                                7.000%    03/01/32           343,722
     2,777,102                                                                7.000%    06/01/32         2,961,390
     1,342,226                                                                7.000%    07/01/32         1,431,319
     1,052,582                                                                7.500%    04/01/31         1,134,578
       516,895                                                                7.500%    05/01/31           557,180
     7,000,000   (h)                                                          5.500%    02/01/33         7,065,625
                                                                                                    --------------
                                                                                                        79,340,458
                                                                                                    --------------

              See accompanying notes to investments in securities.

                                                                                                        MARKET
PRINCIPAL                                                                     COUPON    MATURITY       VALUE(a)
---------                                                                     ------    --------    --------------
   GOVERNMENT OBLIGATIONS--CONTINUED
     Government National Mortgage Association (GNMA) (--)
$       25,888                                                                8.500%    10/15/22    $       28,554
        16,843                                                                8.500%    12/15/22            18,577
                                                                                                    --------------
                                                                                                            47,131
                                                                                                    --------------
     Other Agency Obligations (1.0%)
     3,000,000   Federal Home Loan Bank System (c)                            1.720%    09/11/06         2,999,973
                                                                                                    --------------
     U.S. Treasury (12.6%)
     6,043,080   Inflationary Index Bond (g)                                  1.875%    07/15/13         5,999,642
    14,550,000   Note                                                         3.125%    10/15/08        14,522,151
     1,000,000   Bond                                                         5.375%    02/15/31         1,042,852
     7,225,000   Bond                                                         6.125%    11/15/27         8,145,624
     5,050,000   Bond                                                         7.500%    11/15/16         6,429,281
                                                                                                    --------------
                                                                                                        36,139,550
                                                                                                    --------------
                 Total U.S. government and agencies obligations (cost: $128,760,523)                   130,207,371
                                                                                                    --------------
   OTHER GOVERNMENT OBLIGATIONS (.6%)
     Provincial or Local Government Obligations (.6%)
     1,500,000   Province of Quebec (b)                                       7.000%    01/30/07         1,683,630
                                                                                                    --------------
                 Total other government obligations (cost: $1,671,647)                                   1,683,630
                                                                                                    --------------
                 Total government obligations (cost: $130,432,170)                                     131,891,001
                                                                                                    --------------
CORPORATE OBLIGATIONS (52.6%)
   BASIC MATERIALS (3.0%)
     Agriculture Products (.9%)
     2,250,000   Cargill, Inc.-144A Issue (e)                                 6.375%    06/01/12         2,442,339
                                                                                                    --------------
     Chemicals (.6%)
     1,650,000   ICI Wilmington, Inc.                                         5.625%    12/01/13         1,657,945
                                                                                                    --------------
     Construction (.9%)
     2,500,000   Vulcan Materials Company                                     6.400%    02/01/06         2,710,088
                                                                                                    --------------
     Mining (.6%)
     1,550,000   Noranda, Inc. (b)                                            6.000%    10/15/15         1,580,929
                                                                                                    --------------
   COMMUNICATION SERVICES (1.7%)
     Telecommunication (1.7%)
     2,250,000   Intelsat, Ltd. 144A Issue (b)(e)                             5.250%    11/01/08         2,315,390
     2,300,000   Sprint Capital Corporation                                   8.375%    03/15/12         2,685,940
                                                                                                    --------------
                                                                                                         5,001,330
                                                                                                    --------------
   COMMERCIAL MORTGAGE BACKED SECURITIES (1.4%)
     Commercial Mortgage-Backed Securities (1.4%)
     2,000,000   Credit Suisse First Boston Mortgage Securities
                   Corporation                                                4.900%    12/15/36         2,003,739
     2,000,000   Credit Suisse First Boston Mortgage Securities
                   Corporation                                                5.137%    08/15/36         2,046,984
                                                                                                    --------------
                                                                                                         4,050,723
                                                                                                    --------------

              See accompanying notes to investments in securities.

                                                                                                        MARKET
PRINCIPAL                                                                     COUPON    MATURITY       VALUE(a)
---------                                                                     ------    --------    --------------
   CONSUMER CYCLICAL (2.5%)
     Home Builders (.6%)
$      850,000   CRH America, Inc.                                            5.300%    10/15/13    $      857,647
       850,000   CRH America, Inc.                                            6.400%    10/15/33           869,318
                                                                                                    --------------
                                                                                                         1,726,965
                                                                                                    --------------
     Service (.8%)
     2,175,000   PHH Corporation                                              7.125%    03/01/13         2,435,769
                                                                                                    --------------
     Textiles (1.1%)
     2,850,000   Mohawk Industries, Inc.                                      6.500%    04/15/07         3,129,026
                                                                                                    --------------
   CONSUMER STAPLES (2.7%)
     Beverage (1.1%)
     1,500,000   Miller Brewing Company-144A Issue (e)                        5.500%    08/15/13         1,532,464
     1,600,000   SABMiller PLC 144A Issue (b)(e)                              6.625%    08/15/33         1,691,547
                                                                                                    --------------
                                                                                                         3,224,011
                                                                                                    --------------
     Broadcasting (1.6%)
     3,000,000   Comcast Corporation                                          5.300%    01/15/14         2,990,037
     1,500,000   Cox Communications, Inc.                                     5.500%    10/01/15         1,508,862
                                                                                                    --------------
                                                                                                         4,498,899
                                                                                                    --------------
   ENERGY (1.6%)
     Oil & Gas (1.6%)
     2,500,000   Husky Energy, Inc. (b)                                       6.250%    06/15/12         2,692,815
     1,700,000   Valero Logistics Operations                                  6.050%    03/15/13         1,769,080
                                                                                                    --------------
                                                                                                         4,461,895
                                                                                                    --------------
   FINANCIAL (32.5%)
     Asset-Backed Securities (7.1%)
       417,978   Associates Manufactured Housing                              6.900%    06/15/27           434,252
     1,900,000   Associates Manufactured Housing
                   Pass Through                                               7.725%    06/15/28         1,960,588
     1,250,000   Fortress CBO Investments I,
                   Ltd.-144A Issue (b)(d)                                     7.850%    07/25/38         1,396,463
     2,160,694   Green Tree Financial Corporation                             6.400%    10/15/18         2,248,703
       833,792   Green Tree Financial Corporation                             6.850%    10/15/18           724,617
     2,201,085   Green Tree Financial Corporation                             8.300%    05/15/19         2,354,577
       549,646   Green Tree Financial Corporation                             8.900%    04/15/25           581,137
     2,500,000   Greenwich Capital Commercial
                   Funding Corporation                                        4.915%    11/05/13         2,508,290
     3,550,000   Metropolitan Asset Funding, Inc.-
                   144A Issue (e)                                             7.525%    04/20/27         3,767,625
     1,093,252   Mid-State Trust                                              7.400%    07/01/35         1,153,633
       931,909   National Collegiate Trust                                    7.240%    09/20/14           939,700
     2,117,721   Oakwood Mortgage Investors, Inc.-
                   144A Issue (e)                                             8.100%    10/15/21         2,205,521
                                                                                                    --------------
                                                                                                        20,275,106
                                                                                                    --------------
     Auto Finance (.5%)
     1,375,000   General Motors Acceptance Corporation                        6.125%    08/28/07         1,476,898
                                                                                                    --------------

              See accompanying notes to investments in securities.

                                                                                                        MARKET
PRINCIPAL                                                                     COUPON    MATURITY       VALUE(a)
---------                                                                     ------    --------    --------------
   FINANCIAL--CONTINUED
     Banks (1.7%)
$    2,250,000   Capital One Multi-Asset Execution Trust                      6.000%    08/15/13    $    2,332,622
     2,100,000   Wells Fargo Bank NA                                          7.550%    06/21/10         2,489,025
                                                                                                    --------------
                                                                                                         4,821,647
                                                                                                    --------------
     Collateralized Mortgage Obligations/Mortgage Revenue Bonds (2.5%)
        90,766   Banco Hipotecario Nacional-144A Issue (b) (d) (i)            7.916%    07/25/09             4,538
       793,961   Chase Mortgage Finance Corporation                           6.500%    09/25/13           793,155
       675,883   CitiCorp Mortgage Securities, Inc.                           6.750%    03/25/25           696,864
     1,317,338   Mellon Residential Funding Corporation                       6.750%    06/26/28         1,315,882
     2,310,550   Nationsbanc Montgomery Funding Corporation                   6.000%    11/25/13         2,337,413
       126,803   Paine Webber Mortgage Acceptance
                   Corporation-144A Issue (c) (e)                             6.285%    05/29/14           126,863
     1,692,412   Residential Funding Mortgage Securities                      6.500%    01/25/29         1,692,412
                                                                                                    --------------
                                                                                                         6,967,127
                                                                                                    --------------
     Commercial Finance (.8%)
     2,400,000   Textron Financial Corporation                                2.750%    06/01/06         2,395,044
                                                                                                    --------------
     Commercial Mortgage-Backed Securities (4.6%)
       802,296   277 Park Avenue Finance
                   Corporation-144A Issue (e)                                 7.580%    05/12/12           896,487
     2,400,000   277 Park Avenue Finance
                   Corporation-144A Issue (e)                                 7.680%    05/12/12         2,726,516
            --   Asset Securitization Corporation (c) (f)                     8.520%    04/14/29         1,336,062
            --   Asset Securitization Corporation (c) (f)                     9.150%    01/13/15           322,849
            --   Asset Securitization
                   Corporation-144A Issue (c) (e) (f)                         9.000%    10/13/26         1,062,792
            --   Asset Securitization Corporation (c) (f)                     3.891%    11/13/29         2,531,264
     1,500,000   GS Mortgage Securities Corporation II (c)                    7.289%    07/13/30         1,678,032
     2,500,000   Paine Webber Mortgage Acceptance
                   Corporation-144A Issue (e)                                 7.655%    01/02/12         2,784,918
                                                                                                    --------------
                                                                                                        13,338,920
                                                                                                    --------------
     Consumer Finance (.9%)
     2,500,000   Household Finance Corporation (c)                            2.640%    12/16/04         2,536,132
                                                                                                    --------------
     Finance -- Diversified (4.5%)
     2,336,061   500 Grant St Association-144A Issue (d)                      2.593%    12/01/08         2,285,392
     1,750,000   Ford Motor Credit Company                                    7.375%    10/28/09         1,921,782
     2,500,000   International Lease Finance Corporation                      4.350%    09/15/08         2,551,310
     2,750,000   New York Life Global Funding-144A Issue (e)                  5.375%    09/15/13         2,837,101
     2,800,000   St. George Funding Company
                   LLC-144A Issue (b) (c) (d)                                 8.485%    12/29/49         3,223,408
                                                                                                    --------------
                                                                                                        12,818,993
                                                                                                    --------------
     Insurance (4.2%)
     2,100,000   Fund American Companies, Inc.                                5.875%    05/15/13         2,125,456
     2,000,000   Principal Life Global
                   Funding I-144A Issue (e)                                   6.250%    02/15/12         2,178,396
     2,000,000   Prudential Funding LLC-144A Issue (e)                        6.600%    05/15/08         2,226,374

              See accompanying notes to investments in securities.

                                                                                                        MARKET
PRINCIPAL                                                                     COUPON    MATURITY       VALUE(a)
---------                                                                     ------    --------       --------
   FINANCIAL--CONTINUED
$    2,800,000   Stancorp Financial Group, Inc.                               6.875%    10/01/12       $ 3,050,684
       850,000   Travelers Property Casualty Corporation                      6.375%    03/15/33           886,354
     1,700,000   Western & Southern Finance Group,
                   Inc.-144A Issue (e)                                        5.750%    07/15/33         1,602,129
                                                                                                    --------------
                                                                                                        12,069,393
                                                                                                    --------------
     Investment Bankers/Brokers (2.0%)
     3,000,000   Goldman Sachs Group, Inc.                                    6.125%    02/15/33         3,021,132
     2,500,000   Morgan Stanley                                               6.750%    04/15/11         2,828,550
                                                                                                    --------------
                                                                                                         5,849,682
                                                                                                    --------------
     Real Estate Investment Trust (3.0%)
     2,150,000   Prologis                                                     6.700%    04/15/04         2,183,615
     1,750,000   Realty Income Corporation                                    5.500%    11/15/15         1,754,452
     1,250,000   Rouse Company                                                5.375%    11/26/13         1,243,451
     2,950,000   Vornado Realty Trust                                         5.625%    06/15/07         3,149,553
       200,000   Weingarten Realty Investors                                  7.220%    06/01/05           214,353
                                                                                                    --------------
                                                                                                         8,545,424
                                                                                                    --------------
     Real Estate Investment Trust -- Shopping Centers (.6%)
     1,900,000   Pan Pacific Retail Properties, Inc.                          4.700%    06/01/13         1,807,322
                                                                                                    --------------
     Real Estate Investment Trust -- Warehouse/Industrial (.1%)
       400,000   Duke Realty LP                                               3.500%    11/01/07           401,580
                                                                                                    --------------
   HEALTH CARE (1.7%)
     Drugs (1.7%)
     1,500,000   Schering-Plough Corporation                                  6.500%    12/01/33         1,560,354
     3,200,000   Wyeth                                                        6.500%    02/01/34         3,272,093
                                                                                                    --------------
                                                                                                         4,832,447
                                                                                                    --------------
   RESIDENTIAL CMOs (.2%)
     Collateralized Mortgage Obligations/Mortgage Revenue Bonds (.2%)
       611,199   Sequoia Mortgage Funding
                   Company-144A Issue (e)                                     6.380%    08/28/31           609,566
                                                                                                    --------------
   TRANSPORTATION (.8%)
     Railroads (.8%)
     2,325,000   CSX Corporation                                              7.250%    05/01/04         2,366,290
                                                                                                    --------------
   UTILITIES (4.5%)
     Electric Companies (4.5%)
     1,250,000   Appalachian Power Company                                    4.800%    06/15/05         1,301,320
     2,250,000   Georgia Power Company                                        5.500%    12/01/05         2,386,962
     1,250,000   Ohio Power Company                                           6.375%    07/15/33         1,249,905
     2,750,000   Oncor Electric Delivery                                      7.250%    01/15/33         3,128,353
     2,200,000   Public Service Electric & Gas                                5.375%    09/01/13         2,269,210
     2,600,000   TransAlta Corporation (b)                                    5.750%    12/15/13         2,612,984
                                                                                                    --------------
                                                                                                        12,948,734
                                                                                                    --------------
                 Total corporate obligations (cost: $146,718,747)                                      150,980,224
                                                                                                    --------------
                 Total long-term debt securities (cost: $277,150,917)                                  282,871,225
                                                                                                    --------------

              See accompanying notes to investments in securities.

                                                                                                       MARKET
SHARES                                                                                                 VALUE(a)
------                                                                                              --------------
SHORT-TERM SECURITIES (2.8%)
     4,431,592   American AAdvantage Money Market Fund, current rate .980%                          $    4,431,592
        80,079   BlackRock Provident Institutional TempFund, current rate .932%                             80,079
     3,408,168   One Group Institutional Prime Money Market
                   Fund, current rate .980%                                                              3,408,168
                                                                                                    --------------
                 Total short-term securities (cost: $7,919,839)                                          7,919,839
                                                                                                    --------------
                 Total investments in securities (cost: $285,070,756) (j)                           $  290,791,064
                                                                                                    ==============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Portfolio held 6.0% of net assets in foreign securities at December 31, 2003.
(c) Floating rate bond. The rate disclosed represents the rate in effect at December 31, 2003.
(d) Represents ownership in an illiquid security. (See note 9 to the financial statements.)
     Information concerning the illiquid securities held at December 31, 2003, which includes acquisition date and cost, is as follows:

                                                                       ACQUISITION
     SECURITY:                                                            DATE             COST
     ---------                                                        ------------   --------------
     St. George Funding Company 144A Issue*                           06/12/97       $    2,800,935
     Banco Hipotecario Nacional 144A Issue*                           01/08/01              122,736
     Fortress CBO Investments I, Limited 144A Issue*                  various             1,264,475
     500 Grant St Association 144A Issue*                             06/12/03            2,336,061
                                                                                     --------------
                                                                                     $    6,524,207
                                                                                     ==============

     *A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(e) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.
(f) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimate timing and amount of future cash flows.
(g) U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.
(h) At December 31, 2003 the total cost of investments issued on a when-issued or forward commitment basis is $7,068,359.
(i) Security is in default with respect to principal and interest payments. Income is not being accrued on this security and any payment received is treated as a reduction of principal.
(j) At December 31, 2003 the cost of securities for federal income tax purposes was $285,377,347.
     The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                   $    6,964,562
     Gross unrealized depreciation                                                       (1,550,845)
                                                                                     --------------
     Net unrealized appreciation                                                     $    5,413,717
                                                                                     ==============

              See accompanying notes to investments in securities.

MONEY MARKET PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 2003

(Percentages of each investment category relate to total net assets.)

                                                                                                        MARKET
PRINCIPAL                                                                      RATE     MATURITY       VALUE(a)
---------                                                                     ------    --------    --------------
COMMERCIAL PAPER (45.7%)
   BASIC MATERIALS (7.3%)
     Agriculture Products (2.6%)
$    1,500,000   Archer-Daniels-Midland Company (b)                           1.080%    02/09/04    $    1,498,245
     1,000,000   Archer-Daniels-Midland Company (b)                           1.110%    03/23/04           997,472
                                                                                                    --------------
                                                                                                         2,495,717
                                                                                                    --------------
     Chemicals (2.6%)
     1,500,000   EI Du Pont De Nemours and Company                            1.050%    02/10/04         1,498,250
     1,000,000   EI Du Pont De Nemours and Company                            1.050%    02/17/04           998,629
                                                                                                    --------------
                                                                                                         2,496,879
                                                                                                    --------------
     Manufacturing (2.1%)
     2,000,000   3M Company                                                   1.020%    02/06/04         1,997,960
                                                                                                    --------------
   COMMUNICATION SERVICES (2.6%)
     Telephone (2.6%)
     1,000,000   BellSouth Corporation                                        1.020%    01/12/04           999,688
     1,500,000   BellSouth Corporation                                        1.030%    01/08/04         1,499,699
                                                                                                    --------------
                                                                                                         2,499,387
                                                                                                    --------------
   CONSUMER CYCLICAL (9.4%)
     Household Products (4.2%)
     2,000,000   Clorox Company                                               1.030%    01/05/04         1,999,771
     2,000,000   Procter & Gamble Company (b)                                 1.050%    02/12/04         1,997,550
                                                                                                    --------------
                                                                                                         3,997,321
                                                                                                    --------------
     Printing and Publishing (2.6%)
     2,500,000   Knight-Ridder, Inc. (b)                                      1.030%    03/04/04         2,495,494
                                                                                                    --------------
     Publishing (2.6%)
       500,000   Gannett Company, Inc. (b)                                    1.010%    01/07/04           499,916
     2,000,000   Gannett Company, Inc. (b)                                    1.030%    01/16/04         1,999,142
                                                                                                    --------------
                                                                                                         2,499,058
                                                                                                    --------------
   CONSUMER STAPLES (12.6%)
     Beverage (5.7%)
     1,000,000   Anheuser-Busch Companies, Inc. (b)                           1.000%    03/12/04           998,028
     2,500,000   Anheuser-Busch Companies, Inc. (b)                           1.010%    01/13/04         2,499,158
     2,000,000   The Coca-Cola Company                                        1.040%    01/09/04         1,999,538
                                                                                                    --------------
                                                                                                         5,496,724
                                                                                                    --------------
     Food (6.9%)
     1,000,000   Cargill, Inc. (b)                                            1.060%    01/15/04           999,588
     1,250,000   Cargill, Inc. (b)                                            1.070%    01/23/04         1,249,183
     2,500,000   Nestle SA (b)                                                1.040%    02/03/04         2,497,617
       400,000   Nestle SA (b)                                                1.050%    02/09/04           399,545
     1,000,000   Nestle SA (b)                                                1.060%    02/11/04           998,793
       500,000   Nestle SA (b)                                                1.070%    02/09/04           499,420
                                                                                                    --------------
                                                                                                         6,644,146
                                                                                                    --------------

              See accompanying notes to investments in securities.

                                                                                                        MARKET
PRINCIPAL                                                                      RATE     MATURITY       VALUE(a)
---------                                                                     ------    --------    --------------
   FINANCIAL (9.1%)
      Commercial Finance (2.6%)
$    2,500,000   General Electric Capital Corporation                         1.090%    02/23/04    $    2,495,988
                                                                                                    --------------
      Consumer Finance (4.4%)
     1,000,000   AIG Sunamerica Global Financing II                           1.050%    01/20/04           999,446
     1,250,000   AIG Sunamerica Global Financing II                           1.050%    01/20/04         1,249,307
     1,000,000   American General Finance Corporation                         1.060%    01/12/04           999,676
     1,000,000   American General Finance Corporation                         1.070%    01/08/04           999,792
                                                                                                    --------------
                                                                                                         4,248,221
                                                                                                    --------------
      Finance -- Diversified (2.1%)
     2,000,000   Verizon Net Fund                                             1.020%    01/20/04         1,998,923
                                                                                                    --------------
   HEALTH CARE (4.7%)
      Drugs (4.7%)
     2,000,000   Pfizer, Inc. (b)                                             1.030%    01/15/04         1,999,199
     2,500,000   Pfizer, Inc. (b)                                             1.050%    01/06/04         2,499,635
                                                                                                    --------------
                                                                                                         4,498,834
                                                                                                    --------------
                 Total commercial paper (cost: $43,864,652)                                             43,864,652
                                                                                                    --------------
U.S. GOVERNMENT OBLIGATIONS (49.1%)
   DISCOUNT NOTE (49.1%)
     2,500,000   Federal Home Loan Bank                                       1.020%    02/04/04         2,497,592
     3,000,000   Federal Home Loan Mortgage Corporation                       1.050%    01/16/04         2,998,688
     2,000,000   Federal Home Loan Mortgage Corporation                       1.050%    01/29/04         1,998,367
     3,000,000   Federal Home Loan Mortgage Corporation                       1.050%    03/18/04         2,993,262
     2,000,000   Federal Home Loan Mortgage Corporation                       1.060%    02/19/04         1,997,114
     2,470,000   Federal Home Loan Mortgage Corporation                       1.060%    03/01/04         2,465,636
     2,530,000   Federal Home Loan Mortgage Corporation                       1.060%    03/22/04         2,523,966
     2,000,000   Federal Home Loan Mortgage Corporation                       1.070%    01/05/04         1,999,762
     2,000,000   Federal Home Loan Mortgage Corporation                       1.070%    01/14/04         1,999,227
     1,500,000   Federal Home Loan Mortgage Corporation                       1.070%    01/22/04         1,499,064
     2,000,000   Federal Home Loan Mortgage Corporation                       1.080%    01/06/04         1,999,700
     2,000,000   Federal Home Loan Mortgage Corporation                       1.080%    02/02/04         1,998,080
     4,500,000   Federal Home Loan Mortgage Corporation                       1.100%    03/15/04         4,489,826
     1,500,000   Federal National Mortgage Association                        1.045%    03/24/04         1,496,386
     3,000,000   Federal National Mortgage Association                        1.050%    03/10/04         2,993,962
     2,000,000   Federal National Mortgage Association                        1.070%    03/03/04         1,996,314
     4,000,000   Federal National Mortgage Association                        1.075%    01/28/04         3,996,775
       750,000   Federal National Mortgage Association                        1.080%    01/21/04           749,550
     1,000,000   Federal National Mortgage Association                        1.085%    01/09/04           999,759
     3,500,000   Federal National Mortgage Association                        1.100%    04/01/04         3,490,268
                                                                                                    --------------
                 Total U.S. government obligations (cost: $47,183,298)                                  47,183,298
                                                                                                    --------------
OTHER SHORT-TERM INVESTMENTS (4.7%)
      Beverage (2.6%)
     2,500,000   Pepsi Bottling Goup, Inc.                                    5.375%    02/17/04         2,513,200
                                                                                                    --------------
      Construction (2.1%)
     2,000,000   Vulcan Materials Company                                     5.750%    04/01/04         2,022,025
                                                                                                    --------------
                 Total other short-term investments (cost: $4,535,225)                                   4,535,225
                                                                                                    --------------

              See accompanying notes to investments in securities.

                                                                                                       MARKET
SHARES                                                                                                 VALUE(a)
------                                                                                              --------------
MONEY MARKET FUNDS (3.2%)
       265,486   One Group Institutional Prime Money Market Fund,
                  current rate .980%                                                                $      265,486
     2,761,187   Wells Fargo & Company-- Cash Investment Fund,
                  current rate .953%                                                                     2,761,187
                                                                                                    --------------
                 Total short-term securities (cost: $3,026,673)                                          3,026,673
                                                                                                    --------------
                 Total investments in securities (cost: $98,609,848) (c)                            $   98,609,848
                                                                                                    ==============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate, such securities represent 25.1% of the Portfolio's net assets as of December 31, 2003.
(c) Also represents the cost of securities for federal income tax purposes at December 31, 2003.

              See accompanying notes to investments in securities.

                                                   MORTGAGE SECURITIES PORTFOLIO
                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 2003

           (Percentages of each investment category relate to total net assets.)

                                                                                                        MARKET
PRINCIPAL                                                                     COUPON    MATURITY       VALUE(a)
---------                                                                     ------    --------    --------------
LONG-TERM DEBT SECURITIES (98.4%)
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (54.8%)
     Federal Home Loan Mortgage Corporation (FHLMC) (2.4%)
$   1,829,313                                                                 6.000%    09/01/32    $    1,900,862
    3,745,250                                                                 6.500%    09/01/32         3,949,292
                                                                                                    --------------
                                                                                                         5,850,154
                                                                                                    --------------
     Federal National Mortgage Association (FNMA) (50.5%)
    3,986,722                                                                 4.500%    09/01/33         3,816,883
    5,948,426                                                                 4.500%    10/01/33         5,695,017
   10,000,000                                                                 4.500%    12/01/33         9,573,989
    2,222,080                                                                 5.000%    05/01/18         2,275,646
   21,367,442                                                                 5.000%    11/01/33        21,155,733
    4,736,193                                                                 5.500%    02/01/18         4,930,898
    4,000,000   (h)                                                           5.500%    01/01/33         4,051,248
    4,000,000   (h)                                                           5.500%    02/01/33         4,037,500
    4,027,358                                                                 5.500%    04/01/33         4,096,990
      744,086                                                                 5.500%    05/01/33           756,953
      378,937                                                                 6.000%    09/01/32           393,757
    6,887,590                                                                 6.000%    10/01/32         7,157,000
    3,094,488                                                                 6.000%    11/01/32         3,215,516
    5,155,711                                                                 6.000%    03/01/33         5,354,394
    6,842,243                                                                 6.500%    12/01/31         7,204,021
    3,349,101                                                                 6.500%    02/01/32         3,526,326
    1,340,162                                                                 6.500%    04/01/32         1,411,094
      619,240                                                                 6.500%    05/01/32           652,010
    5,297,088                                                                 6.500%    07/01/32         5,577,592
    4,546,311                                                                 6.500%    08/01/32         4,787,006
    5,043,996                                                                 6.500%    09/01/32         5,309,600
    1,733,122                                                                 7.000%    09/01/31         1,842,332
      229,782                                                                 7.000%    11/01/31           244,261
    3,399,210                                                                 7.000%    02/01/32         3,624,661
    4,625,030                                                                 7.000%    03/01/32         4,931,801
      148,855                                                                 7.000%    05/01/32           158,732
    1,866,332                                                                 7.000%    06/01/32         1,990,182
    1,512,265                                                                 7.000%    06/25/32         1,628,048
    1,995,754                                                                 7.000%    07/01/32         2,128,215
      353,022                                                                 7.500%    04/01/31           380,522
      303,273   (c)                                                           8.111%    12/25/15           317,704
                                                                                                    --------------
                                                                                                       122,225,631
                                                                                                    --------------
     Government National Mortgage Association (GNMA) (1.1%)
            --   (c) (g) (i)                                                  6.000%    03/16/42         1,444,764
            --   (c) (g)                                                      9.280%    07/16/40         1,116,322
                                                                                                    --------------
                                                                                                         2,561,086
                                                                                                    --------------

              See accompanying notes to investments in securities.

                                                                                                        MARKET
PRINCIPAL                                                                     COUPON    MATURITY       VALUE(a)
---------                                                                     ------    --------    --------------
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS--CONTINUED
     State and Local Government Obligations (.6%)
$   1,430,000   Pleasant Hill California                                      7.950%    09/20/15    $    1,516,529
                                                                                                    --------------
     Vendee Mortgage Trust (.2%)
      415,881   Vendee Mortgage Trust                                         7.793%    02/15/25           458,245
                                                                                                    --------------
                Total U.S. government and agencies obligations
                  (cost: $130,886,021)                                                                 132,611,645
                                                                                                    --------------
   ASSET-BACKED SECURITIES (21.7%)
    2,200,000   Associates Manufactured Housing                               7.900%    03/15/27         2,258,415
    1,250,000   BankAmerica Manufactured Housing Contract
                  Trust                                                       7.015%    01/10/28         1,307,259
    5,291,000   BankAmerica Manufactured Housing Contract
                  Trust                                                       7.800%    10/10/26         5,494,867
    4,150,000   Fortress CBO Investments I,
                  Ltd.-144A Issue (b) (d)                                     7.850%    07/25/38         4,636,256
    1,546,014   Green Tree Financial Corporation                              6.400%    10/15/18         1,608,985
    1,871,440   Green Tree Financial Corporation                              6.850%    10/15/18         1,626,399
    2,947,882   Green Tree Financial Corporation                              8.300%    05/15/19         3,153,451
    1,096,619   Green Tree Financial Corporation                              8.300%    11/15/19         1,181,206
    1,365,751   Green Tree Financial Corporation                              8.400%    06/15/19         1,428,697
    1,418,442   Green Tree Financial Corporation (j)                          9.100%    04/15/25         1,497,199
    2,275,423   GRMT Fairbanks Trust-144A Issue (c) (d)                       3.220%    06/20/32         2,252,710
    2,522,897   Lehman ABS Manufactured Housing Contract                      5.873%    05/15/22         2,495,610
      670,934   Metropolitan Asset Funding, Inc.-144A Issue (e)               6.980%    05/20/12           684,467
      667,823   Metropolitan Asset Funding, Inc.-144A Issue (e)               7.130%    06/20/12           679,367
    4,454,743   Mid-State Trust                                               7.340%    07/01/35         4,721,515
    3,253,727   Mid-State Trust                                               7.400%    07/01/35         3,433,431
    3,071,519   Mid-State Trust                                               7.790%    07/01/35         3,266,993
    1,987,545   Oakwood Mortgage Investors, Inc.                              7.375%    08/15/27         2,084,393
    2,097,131   Oakwood Mortgage Investors,
                  Inc.-144A Issue (e)                                         8.100%    10/15/21         2,184,078
    1,737,587   Vanderbilt Mortgage Finance                                   7.070%    12/07/14         1,769,835
    2,250,000   Vanderbilt Mortgage Finance                                   7.955%    12/07/24         2,495,815
    2,296,368   Whole Auto Loan Trust-144A Issue (d)                          6.000%    04/15/09         2,293,848
                                                                                                    --------------
                Total asset-backed securities (cost: $51,684,898)                                       52,554,796
                                                                                                    --------------
   OTHER MORTGAGE-BACKED SECURITIES (20.4%)
     Collateralized Mortgage Obligations/Mortgage Revenue Bonds (11.3%)
       24,238   Banco Hipotecario Nacional-
                  144A Issue (b) (c) (d) (k)                                  2.560%    03/25/11             1,212
    1,064,717   Banco Hipotecario Nacional-
                  144A Issue (b) (d) (k)                                      7.540%    05/31/17           106,472
       81,180   Banco Hipotecario Nacional-
                  144A Issue (b) (d) (k)                                      7.916%    07/25/09             4,059
      457,107   Black Diamond Capital Mortgage
                  Trust-144A Issue (c) (d)                                    6.634%    01/29/13           474,733
      250,908   Black Diamond Capital Mortgage
                  Trust-144A Issue (c) (d)                                    6.634%    01/29/13           245,458

              See accompanying notes to investments in securities.

                                                                                                        MARKET
PRINCIPAL                                                                     COUPON    MATURITY       VALUE(a)
---------                                                                     ------    --------    --------------
   OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
$     102,422   Black Diamond Capital Mortgage
                  Trust-144A Issue (c) (e)                                    6.634%    01/29/13    $      105,059
    1,407,471   Bear Stearns Mortgage Securities, Inc.                        8.000%    11/25/29         1,464,861
    1,472,367   Bear Stearns Structured Products, Inc.
                  144A Issue (c) (e)                                          6.232%    11/30/13         1,489,341
    2,362,808   BlackRock Capital Finance LP-144A Issue (e)                   7.750%    09/25/26         2,497,025
      398,739   Chase Mortgage Finance Corporation                            6.500%    09/25/13           398,334
       32,970   Chase Mortgage Finance Corporation-
                  144A Issue (c) (e)                                          6.556%    03/28/25            33,119
      110,957   Chase Mortgage Finance Corporation-
                  144A Issue (c) (e)                                          6.635%    03/28/25           111,458
    1,857,176   CitiCorp Mortgage Securities, Inc.                            6.750%    08/25/28         1,855,123
      685,444   Countrywide Home Loans                                        6.250%    08/25/14           692,436
      150,132   Credit Suisse First Boston Mortgage Securities
                  Corporation 144A Issue (c) (e)                              7.769%    05/30/23           150,136
      252,092   DLJ Mortgage Acceptance Corporation-
                  144A Issue (c) (d)                                          6.689%    09/29/23           251,753
      646,455   First Union Residential Securitization
                  Trans, Inc. (c)                                             6.920%    09/25/26           645,745
    4,936,000   Franchise Finance Corporation of America                      8.910%    06/25/14         5,209,559
      518,245   GE Capital Mortgage Services, Inc.                            6.250%    07/25/14           523,350
       86,549   Lehman Structured Securities
                  Corporation-144A Issue (c) (e)                              6.382%    04/28/24            86,434
       68,252   Morgan Stanley Capital I-144A Issue (c) (e)                   7.210%    06/29/26            69,812
       44,182   Morgan Stanley Capital I-144A Issue (c) (e)                   7.210%    06/29/26            45,043
      419,995   Nationsbanc Montgomery Funding
                  Corporation-144A Issue (e)                                  6.000%    11/25/13           424,252
      672,644   Norwest Asset Securities Corporation                          6.250%    05/25/29           679,325
      200,277   Paine Webber Mortgage Acceptance
                  Corporation                                                 6.750%    01/25/24           200,028
      400,635   Paine Webber Mortgage Acceptance
                  Corporation                                                 8.125%    07/25/09           400,081
      230,752   Prudential Home Mortgage Securities                           6.500%    02/25/24           230,499
       51,513   Prudential Home Mortgage Securities                           7.500%    08/25/07            52,558
      199,279   Prudential Home Mortgage Securities                           8.000%    06/25/22           201,655
       32,359   Prudential Home Mortgage Securities                           8.000%    10/25/22            32,718
      186,898   Prudential Home Mortgage Securities-
                  144A Issue (e)                                              7.250%    09/25/25           186,685
      206,191   Prudential Home Mortgage Securities-
                  144A Issue (c) (d)                                          6.136%    08/28/09           210,690
      148,402   Prudential Home Mortgage Securities-
                  144A Issue (c) (e)                                          7.377%    09/28/24           148,402
      431,351   Prudential Home Mortgage Securities-
                  144A Issue (e)                                              7.900%    04/28/22           432,968
      143,536   Prudential Home Mortgage Securities-
                  144A Issue (e)                                              7.900%    04/28/22           152,070
      485,317   Residential Accredit Loans, Inc.-144A Issue (e)               6.250%    03/25/14           498,231
      122,606   Residential Funding Mortgage Securities                       6.500%    11/25/23           125,432

              See accompanying notes to investments in securities.

                                                                                                        MARKET
PRINCIPAL                                                                     COUPON    MATURITY       VALUE(a)
---------                                                                     ------    --------    --------------
   OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
$   1,400,013   Residential Funding Mortgage Securities                       6.500%    12/25/28    $    1,398,359
    2,444,595   Residential Funding Mortgage Securities                       6.500%    01/25/29         2,444,595
      337,304   Residential Funding Mortgage Securities                       7.000%    09/25/23           336,931
      958,650   Residential Funding Mortgage Securities                       7.000%    08/25/29           957,510
      909,708   Sequoia Mortgage Funding Company-144A Issue
                  Company-144A Issue (e)                                      6.380%    08/28/31           907,279
      335,871   Structured Asset Mortgage Investments, Inc.                   6.680%    04/30/30           338,563
      518,952   Structured Asset Mortgage Investments, Inc.                   6.750%    04/30/30           507,579
                                                                                                    --------------
                                                                                                        27,326,932
                                                                                                    --------------
     Non-Agency Commercial Mortgage-Backed Securities (9.1%)
    5,350,000   277 Park Avenue Finance
                  Corporation-144A Issue (e)                                  7.680%    05/12/12         6,077,858
           --   Asset Securitization Corporation (c) (g)                      8.520%    04/14/29         2,006,396
           --   Asset Securitization Corporation-
                  144A Issue (c) (e) (g)                                      9.000%    10/13/26         1,360,590
           --   Asset Securitization Corporation (c) (g)                      9.150%    01/13/15         1,148,775
           --   Asset Securitization Corporation
                  144A Issue (c) (e) (g)                                      9.150%    08/13/29           804,618
    2,726,000   FFCA Secured Lending Corporation (c)                          2.220%    02/18/22         2,464,043
    1,290,000   FFCA Secured Lending Corporation (c)                          2.470%    02/18/22         1,164,532
       30,657   FFCA Secured Lending Corporation-
                  144A Issue (d)                                              7.450%    02/18/22            30,691
    1,018,216   GMAC Commercial Mortgage Securities (f) (i)                   5.940%    07/01/13         1,021,399
    5,300,000   Paine Webber Mortgage Acceptance
                  Corporation-144A Issue (e)                                  7.655%    01/02/12         5,904,025
                                                                                                    --------------
                                                                                                        21,982,927
                                                                                                    --------------
                 Total other mortgage-backed securities (cost: $49,148,575)                             49,309,859
                                                                                                    --------------
CORPORATE OBLIGATIONS (1.5%)
   FINANCIAL (1.5%)
     Real Estate (1.5%)
    1,166,000   Covenant Retirement Communities, Inc. (c)                     6.750%    06/01/04         1,171,340
    2,250,000   Covenant Retirement Communities, Inc. (c)                     7.000%    06/01/06         2,375,521
                                                                                                    --------------
                 Total corporate obligations (cost: $3,416,000)                                          3,546,861
                                                                                                    --------------
                 Total long-term debt securities (cost: $235,135,494)                                  238,023,161
                                                                                                    --------------
SHARES
SHORT-TERM SECURITIES (3.7%)
    7,843,145   American AAdvantage Money Market Fund, current rate .980%                                7,843,145
      351,276   BlackRock Provident Institutional TempFund, current rate .932%                             351,276
      675,298   One Group Institutional Prime Money Market Fund,
                  current rate .980%                                                                       675,298
                                                                                                    --------------
                 Total short-term securities (cost: $8,869,719)                                          8,869,719
                                                                                                    --------------
                 Total investments in securities (cost: $244,005,213) (l)                           $  246,892,880
                                                                                                    ==============

              See accompanying notes to investments in securities.

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Portfolio held 2.0% of net assets in foreign securities at December 31, 2003.
(c) Floating rate-bond. The rate disclosed represents the rate in effect at December 31, 2003.
(d) Represents ownership in an illiquid security. (See note 9 to the financial statements.)
     Information concerning the illiquid securities held at December 31, 2003, which includes acquisition date and cost, is as follows:

                                                                     ACQUISITION
     SECURITY:                                                          DATE           COST
     --------                                                        -----------   -------------
     Fortress CBO Investments I, Ltd.-144A Issue*                      various     $   3,909,717
     Whole Auto Loan Trust-144A Issue*                                 various         2,280,805
     Banco Hipotecario Nacional 144A Issue*                           01/31/03             2,613
     Banco Hipotecario Nacional 144A Issue*                           01/31/03           973,040
     Banco Hipotecario Nacional 144A Issue*                           01/31/03           106,908
     BDC Mortgage Trust-144A Issue*                                   02/10/00           207,499
     BDC Mortgage Trust-144A Issue*                                   03/01/00           426,801
     DLJ Mortgage Acceptance Corporation-144A Issue*                  09/06/00           241,694
     GRMT Fairbanks Trust-144A Issue*                                 07/15/03         2,220,487
     Prudential Home Mortgage Securities-144A Issue*                  08/02/99           425,031
     FFCA Secured Lending Corporation-144A Issue*                     11/26/02         1,090,945
                                                                                   -------------
                                                                                   $  11,885,540
                                                                                   =============

     *A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(e) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.
(f)  Represents a private placement security.
(g) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimate timing and amount of future cash flows.
(h) At December 31, 2003 the total cost of investments issued on a when-issued or forward commitment basis is $8,088,748.
(i) This security is being fair-valued according to procedures approved by the Board of Directors.
(j)  Security is in default with respect to interest payments.
(k) Security is in default with respect to principal and interest payments. Income is not being accrued on this security and any payment received is treated as a reduction of principal.
(l) At December 31, 2003 the cost of securities for federal income tax purposes was $244,101,138.
     The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                 $   6,035,404
     Gross unrealized depreciation                                    (3,243,662)
                                                                   -------------
     Net unrealized appreciation                                   $   2,791,742
                                                                   =============

              See accompanying notes to investments in securities.

INDEX 500 PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 2003

(Percentages of each investment category relate to total net assets.)

                                                                                    MARKET
SHARES                                                                             VALUE(a)
--------------                                                                  --------------
COMMON STOCK (98.9%)
   BASIC MATERIALS (3.3%)
     Agriculture Products (.1%)
        14,784   Monsanto Company                                               $      425,484
                                                                                --------------
     Aluminum (.3%)
        48,830   Alcoa, Inc.                                                         1,855,540
                                                                                --------------
     Chemicals (1.5%)
        12,824   Air Products and
                   Chemicals, Inc.                                                     677,492
        51,944   Dow Chemical Company                                                2,159,312
        56,246   duPont (E.I.) deNemours
                   and Company                                                       2,581,129
         4,394   Eastman Chemical
                   Company                                                             173,695
        14,538   Ecolab, Inc.                                                          397,905
         7,079   Engelhard Corporation                                                 212,016
         2,805   Great Lakes Chemical
                   Corporation                                                          76,268
         6,258   Hercules, Inc.                                                         76,347
         5,228   International Flavors &
                   Fragrances, Inc.                                                    182,562
         9,589   PPG Industries, Inc.                                                  613,888
        18,349   Praxair, Inc.                                                         700,932
        12,564   Rohm & Haas
                   Company                                                             536,608
         3,928   Sigma-Aldrich
                   Corporation                                                         224,603
         8,201   Sherwin-Williams
                   Company                                                             284,903
                                                                                --------------
                                                                                     8,897,660
                                                                                --------------
     Construction (.1%)
         5,739   Vulcan Materials
                   Company                                                             273,004
                                                                                --------------
     Iron and Steel (.1%)
         4,506   Allegheny Technologies,
                   Inc.                                                                 59,569
         4,440   Nucor Corporation                                                     248,640
         5,832   United States Steel
                   Corporation                                                         204,237
                                                                                --------------
                                                                                       512,446
                                                                                --------------
     Mining (.3%)
        10,311   Freeport - McMoRan
                   Copper & Gold, Inc.                                                 434,402
        24,378   Newmont Mining
                   Corporation                                                       1,185,015
         5,042   Phelps Dodge
                   Corporation (b)                                                     383,646
                                                                                --------------
                                                                                     2,003,063
                                                                                --------------
   BASIC MATERIALS--CONTINUED
     Paper and Forest (.9%)
         3,048   Bemis Company                                                  $      152,400
         4,828   Boise Cascade
                   Corporation                                                         158,648
        14,281   Georgia-Pacific
                   Corporation                                                         437,998
        27,114   International Paper
                   Company                                                           1,168,885
        28,520   Kimberly-Clark
                   Corporation                                                       1,685,247
         5,905   Louisiana-Pacific
                   Corporation (b)                                                     105,581
        11,321   MeadWestvaco
                   Corporation                                                         336,800
        10,255   Plum Creek Timber
                   Company, Inc.                                                       312,265
         3,105   Temple-Inland, Inc.                                                   194,590
        12,464   Weyerhaeuser
                   Company                                                             797,696
                                                                                --------------
                                                                                     5,350,110
                                                                                --------------
   CAPITAL GOODS (8.2%)
     Aerospace/Defense (1.6%)
        47,469   Boeing Company                                                      2,000,344
        11,158   General Dynamics
                   Corporation                                                       1,008,572
         6,636   Goodrich Corporation                                                  197,023
        25,442   Lockheed Martin
                   Corporation                                                       1,307,719
        10,334   Northrop Grumman
                   Corporation                                                         987,930
        23,487   Raytheon Company                                                      705,549
        10,520   Rockwell Automation,
                   Inc.                                                                374,512
         9,951   Rockwell Collins,
                   Inc.                                                                298,829
        26,620   United Technologies
                   Corporation                                                       2,522,777
                                                                                --------------
                                                                                     9,403,255
                                                                                --------------
     Containers -- Metal/Glass (--)
         3,237   Ball Corporation                                                      192,828
                                                                                --------------
     Electrical Equipment (3.8%)
        11,203   American Power
                   Conversion                                                          273,913
         5,268   Cooper Industries,
                   Ltd.                                                                305,175
        23,745   Emerson Electric
                   Company                                                           1,537,489

              See accompanying notes to investments in securities.

                                                                                    MARKET
SHARES                                                                             VALUE(a)
--------------                                                                  --------------
   CAPITAL GOODS--CONTINUED
       566,588   General Electric
                   Company (d)                                                  $   17,552,896
        48,633   Honeywell International,
                   Inc.                                                              1,625,801
        10,741   Molex, Inc.                                                           374,754
         4,610   Power-One, Inc. (b)                                                    49,926
        47,174   Solectron
                   Corporation (b)                                                     278,798
         9,106   Thermo Electron
                   Corporation (b)                                                     229,471
                                                                                --------------
                                                                                    22,228,223
                                                                                --------------
     Engineering/Construction (.3%)
        19,651   Caterpillar, Inc.                                                   1,631,426
                                                                                --------------
     Equipment Semiconductor (.1%)
        11,236   Jabil Circuit, Inc. (b)                                               317,979
                                                                                --------------
     Machinery (.4%)
        13,586   Deere & Company                                                       883,769
        11,444   Dover Corporation                                                     454,899
         9,807   Ingersoll-Rand
                   Company (c)                                                         665,699
                                                                                --------------
                                                                                     2,004,367
                                                                                --------------
     Manufacturing (1.6%)
        44,358   3M Company                                                          3,771,761
         6,231   Avery Dennison
                   Corporation                                                         349,061
        17,387   Illinois Tool Works, Inc.                                           1,458,943
         6,658   Parker Hannifin
                   Corporation                                                         396,151
         4,811   Sealed Air
                   Corporation (b)                                                     260,468
         7,721   Textron, Inc.                                                         440,560
       112,757   Tyco International,
                   Ltd. (c)                                                          2,988,060
                                                                                --------------
                                                                                     9,665,004
                                                                                --------------
     Metal Fabrication (--)
         4,769   Worthington
                   Industries                                                           85,985
                                                                                --------------
     Office Equipment (.1%)
        13,187   Pitney Bowes, Inc.                                                    535,656
                                                                                --------------
     Trucks and Parts (.1%)
         2,406   Cummins, Inc.                                                         117,750
         3,893   Navistar International
                   Corporation (b)                                                     186,436
         6,570   Paccar, Inc.                                                          559,238
                                                                                --------------
                                                                                       863,424
                                                                                --------------
     Waste Management (.2%)
        18,020   Allied Waste Industries,
                   Inc. (b)                                                     $      250,118
        32,868   Waste Management,
                   Inc.                                                                972,893
                                                                                --------------
                                                                                     1,223,011
                                                                                --------------
   COMMUNICATION SERVICES (4.6%)
     Cellular (.6%)
       153,086   AT&T Wireless Services,
                   Inc. (b)                                                          1,223,157
        62,023   Nextel Communications,
                   Inc. (b)                                                          1,740,365
        58,313   Sprint Corporation-PCS
                   Group (b)                                                           327,719
                                                                                --------------
                                                                                     3,291,241
                                                                                --------------
     Telecommunication (1.2%)
        45,416   ADC Telecommunications,
                   Inc. (b)                                                            134,886
         8,665   Andrew
                   Corporation (b)                                                      99,734
        23,512   Avaya, Inc. (b)                                                       304,245
        26,735   CIENA Corporation (b)                                                 177,520
        10,880   Comverse Technology,
                   Inc. (b)                                                            191,379
        75,035   Corning, Inc. (b)                                                     782,615
       236,634   Lucent Technologies,
                   Inc. (b)                                                            672,041
       131,351   Motorola, Inc.                                                      1,848,109
        45,147   Qualcomm, Inc.                                                      2,434,778
         8,568   Scientific-Atlanta, Inc.                                              233,906
        23,543   Tellabs, Inc. (b)                                                     198,467
                                                                                --------------
                                                                                     7,077,680
                                                                                --------------
     Telephone (2.8%)
        17,606   Alltel Corporation                                                    820,087
        44,538   AT&T Corporation                                                      904,121
       104,230   BellSouth Corporation                                               2,949,709
         8,087   Centurytel, Inc.                                                      263,798
        15,979   Citizens Communications
                   Company (b)                                                         198,459
        99,693   Qwest Communications
                   International, Inc. (b)                                             430,674
       186,762   SBC Communications,
                   Inc.                                                              4,868,885
        50,926   Sprint Corporation-FON
                   Group                                                               836,205
       155,776   Verizon Communications,
                   Inc.                                                              5,464,622
                                                                                --------------
                                                                                    16,736,560
                                                                                --------------

              See accompanying notes to investments in securities.

                                                                                    MARKET
SHARES                                                                             VALUE(a)
--------------                                                                  --------------
   CONSUMER CYCLICAL (10.6%)
     Auto (1.3%)
        15,465   Autonation, Inc. (b)                                           $      284,092
         4,091   Cooper Tire & Rubber
                   Company                                                              87,466
         8,386   Dana Corporation                                                      153,883
         8,701   Danaher Corporation                                                   798,317
        31,616   Delphi Corporation                                                    322,799
         4,268   Eaton Corporation                                                     460,859
       103,322   Ford Motor Company                                                  1,653,152
        31,642   General Motors
                   Corporation                                                       1,689,683
         9,893   Goodyear Tire &
                   Rubber Company (b)                                                   77,759
        17,098   Harley-Davidson, Inc.                                                 812,668
         5,226   ITT Industries, Inc.                                                  387,821
         5,170   Johnson Controls, Inc.                                                600,340
         7,377   Visteon Corporation                                                    76,795
                                                                                --------------
                                                                                     7,405,634
                                                                                --------------
     Building Materials (.2%)
         4,110   American Standard
                   Companies, Inc. (b)                                                 413,877
         3,291   Crane Company                                                         101,165
        26,085   Masco Corporation                                                     714,990
                                                                                --------------
                                                                                     1,230,032
                                                                                --------------
     Construction (.2%)
         3,528   Centex Corporation                                                    379,789
         2,611   KB Home                                                               189,350
         3,519   Pulte Homes, Inc.                                                     329,449
                                                                                --------------
                                                                                       898,588
                                                                                --------------
     Distribution Durables (.1%)
         9,817   Genuine Parts
                   Company                                                             325,924
                                                                                --------------
     Electronics -- Computer Distribution (--)
         5,168   WW Grainger, Inc.                                                     244,912
                                                                                --------------
     Hardware and Tools (.1%)
         4,412   Black & Decker
                   Corporation                                                         217,600
         3,238   Snap-On, Inc.                                                         104,393
         4,522   Stanley Works                                                         171,248
                                                                                --------------
                                                                                       493,241
                                                                                --------------
     Houseware (.1%)
        10,778   Leggett & Platt, Inc.                                                 233,128
         4,356   Maytag Corporation                                                    121,315
         3,920   Whirlpool Corporation                                                 284,788
                                                                                --------------
                                                                                       639,231
                                                                                --------------
     Leisure (.3%)
         5,124   Brunswick Corporation                                          $      163,097
         9,841   Hasbro, Inc.                                                          209,416
        19,551   International Game
                   Technology                                                          697,971
        24,161   Mattel, Inc.                                                          465,582
                                                                                --------------
                                                                                     1,536,066
                                                                                --------------
     Lodging -- Hotel (.2%)
         6,208   Harrah's Entertainment,
                   Inc.                                                                308,972
        21,360   Hilton Hotels
                   Corporation                                                         365,897
        13,027   Marriott International,
                   Inc.                                                                601,847
                                                                                --------------
                                                                                     1,276,716
                                                                                --------------
     Photography/Imagery (.1%)
        16,102   Eastman Kodak
                   Company                                                             413,338
                                                                                --------------
     Publishing (.7%)
         4,620   Dow Jones &
                   Company, Inc.                                                       230,307
        15,369   Gannett Company,
                   Inc.                                                              1,370,300
         4,562   Knight-Ridder, Inc.                                                   352,962
        10,812   McGraw-Hill Companies,
                   Inc.                                                                755,975
         2,860   Meredith Corporation                                                  139,597
         8,393   New York Times
                   Company                                                             401,101
         6,393   RR Donnelly & Sons
                   Company                                                             192,749
        17,610   Tribune Company                                                       908,676
                                                                                --------------
                                                                                     4,351,667
                                                                                --------------
     Restaurants (--)
         9,220   Darden Restaurants,
                   Inc.                                                                193,989
                                                                                --------------
     Retail (6.4%)
         3,661   American
                   Greetings (b)                                                        80,066
         5,067   Autozone, Inc. (b)                                                    431,759
        16,708   Bed Bath & Beyond,
                   Inc. (b)                                                            724,292
        18,293   Best Buy Company,
                   Inc.                                                                955,626
         6,578   Big Lots, Inc. (b)                                                     93,473
        11,791   Circuit City Stores, Inc.                                             119,443

              See accompanying notes to investments in securities.

                                                                                    MARKET
SHARES                                                                             VALUE(a)
--------------                                                                  --------------
   CONSUMER CYCLICAL--CONTINUED
        25,769   Costco Wholesale
                   Corporation (b)                                              $      958,091
        22,306   CVS Corporation                                                       805,693
         4,638   Dillards, Inc.                                                         76,341
        19,013   Dollar General
                   Corporation                                                         399,083
        36,436   eBay, Inc. (b)                                                      2,353,401
         9,745   Family Dollar Stores,
                   Inc.                                                                349,651
        10,188   Federated Department
                   Stores                                                              480,160
       128,359   Home Depot, Inc.                                                    4,555,461
        15,370   JC Penney Company,
                   Inc.                                                                403,924
        19,141   Kohl's Corporation (b)                                                860,197
        44,386   Lowe's Companies,
                   Inc.                                                              2,458,541
        29,139   Limited Brands                                                        525,376
        16,210   May Department
                   Stores Company                                                      471,225
        14,837   Nike, Inc.                                                          1,015,741
         7,738   Nordstrom, Inc.                                                       265,413
        17,597   Office Depot, Inc. (b)                                                294,046
         9,190   RadioShack
                   Corporation                                                         281,949
         3,278   Reebok International,
                   Ltd.                                                                128,891
        14,285   Sears, Roebuck &
                   Company                                                             649,825
        27,907   Staples, Inc. (b)                                                     761,861
        51,448   Target Corporation                                                  1,975,603
        50,486   The Gap, Inc.                                                       1,171,780
         8,257   Tiffany & Company                                                     373,216
        28,333   TJX Companies, Inc.                                                   624,743
        12,041   Toys 'R' US, Inc. (b)                                                 152,198
       244,195   Wal-Mart Stores,
                   Inc.                                                             12,954,545
                                                                                --------------
                                                                                    37,751,614
                                                                                --------------
     Service (.8%)
         9,954   Apollo Group,
                   Inc. (b)                                                            676,872
        57,165   Cendant
                   Corporation (b)                                                   1,273,064
         8,024   Convergys
                   Corporation (b)                                                     140,099
         4,631   Fluor Corporation                                                     183,573
        10,070   H&R Block, Inc.                                                       557,576
        23,323   Interpublic Group of
                   Companies, Inc. (b)                                                 363,839
         6,332   Monster Worldwide,
                   Inc. (b)                                                     $      139,051
        10,747   Omnicom Group                                                         938,535
         9,658   Robert Half
                   International, Inc. (b)                                             225,418
         8,069   Sabre Holdings
                   Corporation                                                         174,210
                                                                                --------------
                                                                                     4,672,237
                                                                                --------------
     Textiles (.1%)
         7,124   Jones Apparel
                   Group, Inc.                                                         250,979
         6,142   Liz Claiborne, Inc.                                                   217,795
         6,062   VF Corporation                                                        262,121
                                                                                --------------
                                                                                       730,895
                                                                                --------------
   CONSUMER STAPLES (11.6%)
     Beverage (2.6%)
         2,031   Adolph Coors
                   Company                                                             113,939
        45,986   Anheuser-Busch
                   Companies, Inc.                                                   2,422,542
         3,466   Brown-Forman
                   Corporation                                                         323,898
        25,669   Coca-Cola Enterprises,
                   Inc.                                                                561,381
        14,767   Pepsi Bottling Group,
                   Inc.                                                                357,066
        96,873   PepsiCo, Inc.                                                       4,516,219
       138,335   The Coca-Cola
                   Company                                                           7,020,501
                                                                                --------------
                                                                                    15,315,546
                                                                                --------------
     Broadcasting (1.1%)
        34,736   Clear Channel
                   Communications, Inc.                                              1,626,687
       127,016   Comcast
                   Corporation (b)                                                   4,175,016
        18,198   Univision Communications,
                   Inc. (b)                                                            722,279
                                                                                --------------
                                                                                     6,523,982
                                                                                --------------
     Entertainment (1.4%)
        35,542   Carnival Corporation                                                1,412,084
        98,707   Viacom, Inc.                                                        4,380,617
       115,416   Walt Disney Company                                                 2,692,655
                                                                                --------------
                                                                                     8,485,356
                                                                                --------------
     Food (1.4%)
        36,490   Archer-Daniels-Midland
                   Company                                                             555,378

              See accompanying notes to investments in securities.

                                                                                    MARKET
SHARES                                                                             VALUE(a)
--------------                                                                  --------------
   CONSUMER STAPLES--CONTINUED
        23,155   Campbell Soup
                   Company                                                      $      620,554
        30,297   ConAgra Foods,
                   Inc.                                                                799,538
        21,069   General Mills, Inc.                                                   954,426
         7,349   Hershey Foods
                   Corporation                                                         565,800
        19,855   HJ Heinz Company                                                      723,318
        23,030   Kellogg Company                                                       876,982
         7,841   McCormick & Company,
                   Inc.                                                                236,014
        44,595   Sara Lee Corporation                                                  968,157
        36,518   Sysco Corporation                                                   1,359,565
        12,683   WM Wrigley Jr.
                   Company                                                             712,911
                                                                                --------------
                                                                                     8,372,643
                                                                                --------------
     Household Products (2.1%)
        11,929   Clorox Company                                                        579,272
        30,360   Colgate-Palmolive
                   Company                                                           1,519,518
        57,121   Gillette Company                                                    2,098,054
        15,429   Newell Rubbermaid,
                   Inc.                                                                351,318
         8,872   Pactiv Corporation (b)                                                212,041
        73,161   Procter & Gamble
                   Company                                                           7,307,321
         3,243   Tupperware
                   Corporation                                                          56,234
                                                                                --------------
                                                                                    12,123,758
                                                                                --------------
     Personal Care (.2%)
         3,362   Alberto-Culver
                   Company                                                             212,075
        13,410   Avon Products, Inc.                                                   905,041
                                                                                --------------
                                                                                     1,117,116
                                                                                --------------
     Restaurants (.6%)
        71,619   McDonald's
                   Corporation                                                       1,778,300
        22,005   Starbucks
                   Corporation (b)                                                     727,485
         6,397   Wendy's International,
                   Inc.                                                                251,018
        16,589   Yum! Brands,
                   Inc. (b)                                                            570,662
                                                                                --------------
                                                                                     3,327,465
                                                                                --------------
     Retail (.7%)
        20,664   Albertson's, Inc.                                                     468,040
        42,002   Kroger Company (b)                                                    777,457
        24,898   Safeway, Inc. (b)                                              $      545,515
         7,566   Supervalu, Inc.                                                       216,312
        57,883   Walgreen Company                                                    2,105,784
         7,915   Winn-Dixie Stores, Inc.                                                78,754
                                                                                --------------
                                                                                     4,191,862
                                                                                --------------
     Service (.2%)
         9,661   Cintas Corporation                                                    484,306
        26,216   Concord EFS, Inc. (b)                                                 389,045
         2,851   Deluxe Corporation                                                    117,832
                                                                                --------------
                                                                                       991,183
                                                                                --------------
     Tobacco (1.3%)
       114,639   Altria Group, Inc.                                                  6,238,654
         8,261   Fortune Brands, Inc.                                                  590,579
         4,779   RJ Reynolds Tobacco
                   Holdings, Inc.                                                      277,899
         9,339   UST, Inc.                                                             333,309
                                                                                --------------
                                                                                     7,440,441
                                                                                --------------
   ENERGY (5.7%)
     Oil & Gas (5.1%)
         5,092   Amerada Hess
                   Corporation                                                         270,742
        14,149   Anadarko Petroleum
                   Corporation                                                         721,740
         9,180   Apache Corporation                                                    744,498
         3,888   Ashland, Inc.                                                         171,305
        11,239   Burlington Resources,
                   Inc.                                                                622,416
        60,318   ChevronTexaco
                   Corporation                                                       5,210,872
        38,437   ConocoPhillips                                                      2,520,314
        13,169   Devon Energy
                   Corporation                                                         754,057
         6,476   EOG Resources, Inc.                                                   298,997
       372,952   Exxon Mobil
                   Corporation (d)                                                  15,291,030
         5,697   Kerr-McGee
                   Corporation                                                         264,854
        17,513   Marathon Oil
                   Corporation                                                         579,505
         8,229   Nabors Industries,
                   Ltd. (b)(c)                                                         341,504
         7,519   Noble Corporation (b)                                                 269,030
        21,744   Occidental Petroleum
                   Corporation                                                         918,467
         5,308   Rowan Companies,
                   Inc. (b)                                                            122,986
         4,369   Sunoco, Inc.                                                          223,474

              See accompanying notes to investments in securities.

                                                                                    MARKET
SHARES                                                                             VALUE(a)
--------------                                                                  --------------
   ENERGY--CONTINUED
        18,054   Transocean, Inc. (b)                                           $      433,477
        14,638   Unocal Corporation                                                    539,118
                                                                                --------------
                                                                                    30,298,386
                                                                                --------------
     Oil & Gas Services (.6%)
        18,875   Baker Hughes, Inc.                                                    607,020
         8,885   BJ Services
                   Company (b)                                                         318,972
        24,705   Halliburton Company                                                   642,330
        33,036   Schlumberger, Ltd.                                                  1,807,730
                                                                                --------------
                                                                                     3,376,052
                                                                                --------------
   FINANCIAL (20.8%)
     Banks (6.7%)
        19,810   Amsouth BanCorp                                                       485,345
        77,842   Bank of America
                   Corporation                                                       6,260,796
        63,082   Bank One Corporation                                                2,875,908
        30,844   BB&T Corporation                                                    1,191,812
         9,895   Comerica, Inc.                                                        554,714
        32,109   Fifth Third BanCorp                                                 1,897,642
         7,083   First Tennessee National
                   Corporation                                                         312,360
        70,312   FleetBoston Financial
                   Corporation                                                       3,069,119
        12,915   Huntington Bancshares,
                   Inc.                                                                290,588
        23,651   Keycorp                                                               693,447
        12,777   Marshal & Ilsley
                   Corporation                                                         488,720
        24,277   Mellon Financial
                   Corporation                                                         779,534
        34,303   National City
                   Corporation                                                       1,164,244
         8,559   North Fork
                   Bancorporation, Inc.                                                346,383
        12,434   Northern Trust
                   Corporation                                                         577,186
        12,536   Regions Financial
                   Corporation                                                         466,339
        18,733   SouthTrust
                   Corporation                                                         613,131
        18,859   State Street
                   Corporation                                                         982,177
        15,886   SunTrust Banks, Inc.                                                1,135,849
        17,028   Synovus Financial
                   Corporation                                                         492,450
        43,652   The Bank of New York
                   Company, Inc.                                                     1,445,754
       108,835   U.S. Bancorp                                                        3,241,106
        10,640   Union Planters
                   Corporation                                                  $      335,054
        74,697   Wachovia Corporation                                                3,480,133
        95,478   Wells Fargo &
                   Company                                                           5,622,699
         5,080   Zions Bancorporation                                                  311,556
                                                                                --------------
                                                                                    39,114,046
                                                                                --------------
     Finance -- Diversified (2.3%)
        72,583   American Express
                   Company                                                           3,500,678
        13,031   Capital One Financial
                   Corporation                                                         798,670
         6,128   Federated Investors,
                   Inc.                                                                179,918
        13,579   Janus Capital Group,
                   Inc.                                                                222,831
        16,349   John Hancock Financial
                   Services, Inc.                                                      613,088
       115,129   JP Morgan Chase &
                   Company                                                           4,228,688
        72,096   MBNA Corporation                                                    1,791,586
         5,566   MGIC Investment
                   Corporation                                                         316,928
         8,397   Moody's Corporation                                                   508,438
        16,377   Providian Financial
                   Corporation (b)                                                     190,628
        25,439   SLM Corporation                                                       958,542
                                                                                --------------
                                                                                    13,309,995
                                                                                --------------
     Insurance (4.8%)
        15,743   ACE, Ltd. (c)                                                         652,075
         8,640   Aetna, Inc.                                                           583,891
        28,929   Aflac, Inc.                                                         1,046,651
        39,657   Allstate Corporation                                                1,706,044
         6,030   AMBAC Financial
                   Group, Inc.                                                         418,422
       147,195   American International
                   Group, Inc.                                                       9,756,085
        17,663   AON Corporation                                                       422,852
        10,604   Chubb Corporation                                                     722,132
         7,983   Cigna Corporation                                                     459,022
         9,003   Cincinnati Financial
                   Corporation                                                         377,046
        15,974   Hartford Financial
                   Services Group, Inc.                                                942,945
         7,969   Jefferson-Pilot
                   Corporation                                                         403,630
        10,064   Lincoln National
                   Corporation                                                         406,284

              See accompanying notes to investments in securities.

                                                                                    MARKET
SHARES                                                                             VALUE(a)
--------------                                                                  --------------
   FINANCIAL--CONTINUED
        10,492   Loews Corporation                                              $      518,829
        29,962   Marsh & McLennan
                   Companies, Inc.                                                   1,434,880
         8,144   MBIA, Inc.                                                            482,369
        42,888   Metlife, Inc.                                                       1,444,039
        18,164   Principal Financial
                   Group                                                               600,683
        12,258   Progressive
                   Corporation                                                       1,024,646
        30,488   Prudential Financial,
                   Inc.                                                              1,273,484
         7,785   Safeco Corporation                                                    303,070
        12,842   St. Paul Companies                                                    509,199
         6,338   Torchmark
                   Corporation                                                         288,633
        56,688   Travelers Property
                   Casualty Corporation                                                961,995
        16,626   UnumProvident
                   Corporation                                                         262,192
         8,648   WellPoint Health
                   Networks (b)                                                        838,770
         7,781   XL Capital, Ltd. (c)                                                  603,417
                                                                                --------------
                                                                                    28,443,285
                                                                                --------------
     Investment Bankers/Brokers (4.6%)
         5,534   Bear Stearns
                   Companies, Inc.                                                     442,443
        76,468   Charles Schwab
                   Corporation                                                         905,381
       291,095   Citigroup, Inc.                                                    14,129,751
        14,130   Franklin Resources,
                   Inc.                                                                735,608
        26,711   Goldman Sachs Group,
                   Inc.                                                              2,637,177
        15,385   Lehman Brothers
                   Holdings, Inc.                                                    1,188,030
        53,396   Merrill Lynch &
                   Company, Inc.                                                     3,131,675
        61,114   Morgan Stanley                                                      3,536,667
         7,054   T Rowe Price Group,
                   Inc.                                                                334,430
                                                                                --------------
                                                                                    27,041,162
                                                                                --------------
     Public Finance (.3%)
        10,390   Countrywide Financial
                   Corporation                                                         788,082
        15,646   PNC Financial Services
                   Group, Inc.                                                         856,306
                                                                                --------------
                                                                                     1,644,388
                                                                                --------------
     Real Estate Investment
      Trust -- Apartments (.1%)
         5,322   Apartment Investment &
                   Management Company                                           $      183,609
        15,490   Equity Residential                                                    457,110
                                                                                --------------
                                                                                       640,719
                                                                                --------------
     Real Estate Investment
      Trust -- Hotels (.1%)
        11,366   Starwood Hotels &
                   Resorts Worldwide, Inc.                                             408,835
                                                                                --------------
     Real Estate Investment
      Trust -- Office Property (.1%)
        22,541   Equity Office Properties
                   Trust                                                               645,800
                                                                                --------------
     Real Estate Investment
      Trust -- Regional Mall (.1%)
        10,774   Simon Property
                   Group, Inc.                                                         499,267
                                                                                --------------
     Real Estate Investment Trust--
       Warehouse/Industrial (--)
        10,157   Prologis                                                              325,938
                                                                                --------------
     Savings and Loans (.6%)
        12,524   Charter One Financial,
                   Inc.                                                                432,704
         8,554   Golden West Financial
                   Corporation                                                         882,687
        50,741   Washington Mutual,
                   Inc.                                                              2,035,729
                                                                                --------------
                                                                                     3,351,120
                                                                                --------------
     U.S. Government Obligations (1.1%)
        54,830   Fannie Mae                                                          4,115,540
        39,258   Freddie Mac                                                         2,289,527
                                                                                --------------
                                                                                     6,405,067
                                                                                --------------
   HEALTH CARE (12.8%)
     Biotechnology (1.1%)
        72,790   Amgen, Inc. (b)                                                     4,498,422
        18,485   Biogen Idec, Inc. (b)                                                 679,878
        10,593   Chiron Corporation (b)                                                603,695
        12,648   Genzyme Corporation --
                   General Division (b)                                                624,052
         2,701   Millipore
                   Corporation (b)                                                     116,278
                                                                                --------------
                                                                                     6,522,325
                                                                                --------------

              See accompanying notes to investments in securities.

                                                                                    MARKET
SHARES                                                                             VALUE(a)
------                                                                          --------------
       HEALTH CARE--CONTINUED
         Drugs (7.1%)
        88,223   Abbott Laboratories                                            $    4,111,192
       109,394   Bristol-Myers Squibb
                   Company                                                           3,128,668
        24,430   Cardinal Health, Inc.                                               1,494,139
        63,403   Eli Lilly & Company                                                 4,459,133
        20,656   Forest Laboratories,
                   Inc. (b)                                                          1,276,541
        13,579   King Pharmaceuticals,
                   Inc. (b)                                                            207,216
        15,208   Medco Health Solutions,
                   Inc. (b)                                                            516,920
        13,968   Medimmune, Inc. (b)                                                   354,787
       125,557   Merck & Company, Inc.                                               5,800,733
       430,643   Pfizer, Inc.                                                       15,214,617
        82,842   Schering-Plough
                   Corporation                                                       1,440,622
         6,079   Watson Pharmaceuticals,
                   Inc. (b)                                                            279,634
        75,186   Wyeth                                                               3,191,646
                                                                                --------------
                                                                                    41,475,848
                                                                                --------------
         Health Care -- Diversified (1.6%)
         7,347   Allergan, Inc.                                                        564,323
       167,528   Johnson & Johnson                                                   8,654,496
        26,143   Tenet Healthcare
                   Corporation (b)                                                     419,595
                                                                                --------------
                                                                                     9,638,414
                                                                                --------------
         Hospital Management (.3%)
        27,924   HCA, Inc.                                                           1,199,615
        13,509   Health Management
                   Associates, Inc.                                                    324,216
                                                                                --------------
                                                                                     1,523,831
                                                                                --------------
         Managed Care (.5%)
         4,462   Express Scripts,
                   Inc. (b)                                                            296,411
         9,072   Humana, Inc. (b)                                                      207,295
         5,043   Manor Care, Inc.                                                      174,337
        16,444   McKesson Corporation                                                  528,839
        33,091   UnitedHealth Group,
                   Inc.                                                              1,925,234
                                                                                --------------
                                                                                     3,132,116
                                                                                --------------
         Medical Products/Supplies (2.0%)
         6,314   AmerisourceBergen
                   Corporation                                                         354,531
         2,954   Bausch & Lomb, Inc.                                                   153,313
        34,394   Baxter International,
                   Inc.                                                         $    1,049,705
        14,294   Becton Dickinson &
                   Company                                                             588,055
        14,430   Biomet, Inc.                                                          525,396
        46,192   Boston Scientific
                   Corporation (b)                                                   1,698,018
         2,903   CR Bard, Inc.                                                         235,869
        17,584   Guidant Corporation                                                 1,058,557
        68,428   Medtronic, Inc.                                                     3,326,285
         6,988   Pall Corporation                                                      187,488
         9,733   St. Jude Medical,
                   Inc. (b)                                                            597,120
        11,253   Stryker Corporation                                                   956,618
        13,696   Zimmer Holdings,
                   Inc. (b)                                                            964,198
                                                                                --------------
                                                                                    11,695,153
                                                                                --------------
         Special Services (.2%)
         7,794   Anthem, Inc. (b)                                                      584,550
         5,838   Quest Diagnostics (b)                                                 426,816
                                                                                --------------
                                                                                     1,011,366
                                                                                --------------
       TECHNOLOGY (16.9%)
         Computer Hardware (3.5%)
        20,455   Apple Computer,
                   Inc. (b)                                                            437,123
       144,480   Dell, Inc. (b)                                                      4,906,541
        18,304   Gateway, Inc. (b)                                                      84,198
       172,057   Hewlett-Packard
                   Company                                                           3,952,149
        97,081   International Business
                   Machines Corporation                                              8,997,467
         7,250   Lexmark International,
                   Inc. (b)                                                            570,140
         5,361   NCR Corporation (b)                                                   208,007
       184,337   Sun Microsystems,
                   Inc. (b)                                                            827,673
        13,010   Symbol Technologies,
                   Inc.                                                                219,739
        44,590   Xerox Corporation (b)                                                 615,342
                                                                                --------------
                                                                                    20,818,379
                                                                                --------------
         Computer Networking (1.9%)
       389,447   Cisco Systems, Inc. (b)                                             9,459,668
        37,092   Yahoo!, Inc. (b)                                                    1,675,446
                                                                                --------------
                                                                                    11,135,114
                                                                                --------------
         Computer Peripherals (.4%)
       135,608   EMC Corporation (b)                                                 1,752,055

              See accompanying notes to investments in securities.

                                                                                    MARKET
SHARES                                                                             VALUE(a)
------                                                                          --------------
       TECHNOLOGY--CONTINUED
        19,469   Network Appliance,
                   Inc. (b)                                                     $      399,699
                                                                                --------------
                                                                                     2,151,754
                                                                                --------------
         Computer Services & Software (5.8%)
        13,205   Adobe Systems, Inc.                                                   518,956
         6,205   Autodesk, Inc.                                                        152,519
        33,491   Automatic Data
                   Processing, Inc.                                                  1,326,579
        12,767   BMC Software, Inc. (b)                                                238,105
         9,261   Citrix Systems, Inc. (b)                                              196,426
        32,676   Computer Associates
                  International, Inc.                                                  893,362
        10,586   Computer Sciences
                  Corporation (b)                                                      468,219
        21,672   Compuware
                   Corporation (b)                                                     130,899
        16,808   Electronic Arts,
                   Inc. (b)                                                            803,086
        13,470   IMS Health, Inc.                                                      334,864
         5,080   Mercury Interactive
                   Corporation (b)                                                     247,091
       610,128   Microsoft Corporation                                              16,802,925
        21,071   Novell, Inc. (b)                                                      221,667
       294,930   Oracle Corporation (b)                                              3,893,076
        15,024   Parametric Technology
                   Corporation (b)                                                      59,195
        21,157   Peoplesoft, Inc. (b)                                                  482,380
        27,981   Siebel Systems,
                   Inc. (b)                                                            388,096
        16,139   Sungard Data Systems,
                   Inc. (b)                                                            447,212
        17,383   Symantec
                   Corporation (b)                                                     602,321
       255,154   Time Warner, Inc. (b)                                               4,590,220
        18,644   Unisys Corporation (b)                                                276,863
        24,127   Veritas Software
                   Corporation (b)                                                     896,559
                                                                                --------------
                                                                                    33,970,620
                                                                                --------------
         Electrical Instruments (.3%)
        26,832   Agilent Technologies,
                   Inc. (b)                                                            784,568
        11,697   Applera Corporation --
                   Applied Biosystems
                   Group                                                               242,245
        80,970   JDS Uniphase
                   Corporation (b)                                                     295,540
         7,158   PerkinElmer, Inc.                                                     122,187
         4,710   Tektronix, Inc.                                                $      148,836
         6,820   Waters Corporation (b)                                                226,151
                                                                                --------------
                                                                                     1,819,527
                                                                                --------------
         Electronic Components --
         Semiconductor (4.2%)
        19,670   Advanced Micro
                   Devices, Inc. (b)                                                   293,083
        21,372   Altera
                   Corporation (b)                                                     485,144
        20,727   Analog Devices,
                   Inc.                                                                946,188
        93,848   Applied Materials,
                   Inc. (b)                                                          2,106,888
        17,322   Applied Micro Circuits
                   Corporation (b)                                                     103,586
        17,088   Broadcom
                   Corporation (b)                                                     582,530
       368,589   Intel Corporation                                                  11,868,566
        10,987   Kla-Tencor
                   Corporation (b)                                                     644,607
        17,628   Linear Technology
                   Corporation                                                         741,610
        21,389   LSI Logic
                   Corporation (b)                                                     189,720
        18,542   Maxim Integrated
                   Products                                                            923,392
        34,455   Micron Technology,
                   Inc. (b)                                                            464,109
        10,461   National Semiconductor
                   Corporation (b)                                                     412,268
         8,596   Novellus Systems,
                   Inc. (b)                                                            361,462
         9,151   Nvidia Corporation (b)                                                212,761
         9,748   PMC -- Sierra, Inc. (b)                                               196,422
         5,330   QLogic Corporation (b)                                                275,028
        10,797   Teradyne, Inc. (b)                                                    274,784
        97,656   Texas Instruments, Inc.                                             2,869,133
        19,317   Xilinx, Inc. (b)                                                      748,341
                                                                                --------------
                                                                                    24,699,622
                                                                                --------------
         Electronics -- Computer Distribution (.1%)
        29,191   Sanmina-SCI
                   Corporation (b)                                                     368,099
         3,244   Thomas & Betts
                   Corporation                                                          74,255
                                                                                --------------
                                                                                       442,354
                                                                                --------------

              See accompanying notes to investments in securities.

                                                                                    MARKET
SHARES                                                                             VALUE(a)
--------------                                                                  --------------
   TECHNOLOGY--CONTINUED
     Service -- Data Processing (.7%)
        27,018   Electronic Data Systems
                   Corporation                                                  $      663,022
         7,787   Equifax, Inc.                                                         190,782
        41,084   First Data Corporation                                              1,688,142
        10,943   Fiserv, Inc. (b)                                                      432,358
        11,201   Intuit, Inc. (b)                                                      592,645
        21,310   Paychex, Inc.                                                         792,732
                                                                                --------------
                                                                                     4,359,681
                                                                                --------------
   TRANSPORTATION (1.6%)
     Air Freight (1.0%)
        16,832   FedEx Corporation                                                   1,136,160
        63,439   United Parcel
                   Service, Inc.                                                     4,729,377
                                                                                --------------
                                                                                     5,865,537
                                                                                --------------
     Airlines (.2%)
         6,966   Delta Air Lines, Inc.                                                  82,268
        44,419   Southwest Airlines
                   Company                                                             716,923
                                                                                --------------
                                                                                       799,191
                                                                                --------------
     Railroads (.4%)
        20,967   Burlington Northern
                   Santa Fe Corporation                                                678,282
        12,075   CSX Corporation                                                       433,976
        21,956   Norfolk Southern
                   Corporation                                                         519,259
        14,432   Union Pacific
                   Corporation                                                       1,002,735
                                                                                --------------
                                                                                     2,634,252
                                                                                --------------
     Trucking ( -- )
         3,621   Ryder System, Inc.                                                    123,657
                                                                                --------------
   UTILITIES (2.8%)
     Electric Companies (2.5%)
        35,095   AES Corporation (b)                                                   331,297
         7,165   Allegheny Energy,
                   Inc. (b)                                                             91,425
         9,164   Ameren Corporation                                                    421,544
        22,289   American Electric Power
                   Company, Inc.                                                       680,037
        17,271   Centerpoint Energy,
                   Inc.                                                                167,356
        10,048   Cinergy Corporation                                                   389,963
         9,092   CMS Energy
                   Coporation (b)                                                       77,464
        12,722   Consolidated Edison,
                   Inc.                                                                547,173
         9,439   Constellation Energy
                   Group, Inc.                                                  $      369,631
        18,306   Dominion
                   Resources, Inc.                                                   1,168,472
         9,497   DTE Energy Company                                                    374,182
        51,210   Duke Energy
                   Corporation                                                       1,047,244
        18,384   Edison International (b)                                              403,161
        12,911   Entergy Corporation                                                   737,605
        18,453   Exelon Corporation                                                  1,224,541
        18,612   FirstEnergy Corporation                                               655,142
        10,380   FPL Group, Inc.                                                       679,060
        14,785   NiSource, Inc.                                                        324,383
        23,404   PG&E Corporation (b)                                                  649,929
         5,165   Pinnacle West Capital
                   Corporation                                                         206,703
        10,006   PPL Corporation                                                       437,762
        13,829   Progress Energy, Inc.                                                 625,901
        13,270   Public Service
                   Enterprise Group, Inc.                                              581,226
        41,316   Southern Company                                                    1,249,809
        10,598   TECO Energy, Inc.                                                     152,717
        18,276   TXU Corporation                                                       433,507
        22,504   Xcel Energy, Inc.                                                     382,118
                                                                                --------------
                                                                                    14,409,352
                                                                                --------------
     Natural Gas (.3%)
        21,192   Dynegy, Inc. (b)                                                       90,702
        34,229   El Paso Corporation                                                   280,336
         8,996   KeySpan Corporation                                                   331,053
         6,943   Kinder Morgan, Inc.                                                   410,331
         2,443   Nicor, Inc.                                                            83,160
         2,047   Peoples Energy
                   Corporation                                                          86,056
        12,728   Sempra Energy                                                         382,604
        29,147   Williams Companies,
                   Inc.                                                                286,224
                                                                                --------------
                                                                                     1,950,466
                                                                                --------------
     Power Products -- Industrial ( -- )
        23,224   Calpine Corporation (b)                                               111,707
                                                                                --------------
Total common stock
  (cost: $385,216,737)                                                             580,421,708
                                                                                --------------

              See accompanying notes to investments in securities.

                                                                                    MARKET
SHARES                                                                             VALUE(a)
--------------                                                                  --------------
SHORT-TERM SECURITIES (1.0%)
     1,000,000   American AAdvantage Money Market Fund,
                   current rate .980%                                           $    1,000,000
     2,452,575   One Group Institutional Prime Money Market Fund,
                   current rate .980%                                                2,452,575
     2,364,990   Wells Fargo & Company -- Cash Investment Fund,
                   current rate .953%                                                2,364,990
                                                                                --------------
                 Total short-term securities (cost: $5,817,565)                      5,817,565
                                                                                --------------
                 Total investments in securities (cost: $391,034,302) (e)       $  586,239,273
                                                                                ==============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Non-income producing.
(c) The Portfolio held .9% of net assets in foreign securities at December 31, 2003.
(d) Fully or partially pledged as initial margin deposits on open index futures purchase contracts (see note 6 to the financial statements).
(e) At December 31, 2003 the cost of securities for federal income tax purposes was $395,296,932. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                              $  230,128,165
     Gross unrealized depreciation                                                 (39,185,824)
                                                                                --------------
     Net unrealized appreciation                                                $  190,942,341
                                                                                ==============

              See accompanying notes to investments in securities.

                                         MATURING GOVERNMENT BOND 2006 PORTFOLIO
                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 2003

           (Percentages of each investment category relate to total net assets.)

                                                                                                        MARKET
PRINCIPAL                                                                      RATE     MATURITY       VALUE(a)
---------                                                                     ------    --------    --------------
LONG-TERM DEBT SECURITIES (100.7%)
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (100.7%)
$      650,000   Federal Home Loan Mortgage Corporation
                   Strip (b)                                                  2.992%    01/15/07    $      598,059
       450,000   Federal National Mortgage Association
                   Strip (b)                                                  3.686%    08/15/06           421,635
       613,000   Federal National Mortgage Association
                   Strip (b)                                                  5.825%    04/08/07           554,710
       910,000   Federal National Mortgage Association
                   Strip (b)                                                  7.187%    08/01/05           877,875
       200,000   Financing Corporation Strip (b)                              3.002%    05/11/06           189,029
       686,000   Financing Corporation Strip (b)                              5.181%    11/11/06           636,157
     1,000,000   Financing Corporation Strip (b)                              5.434%    08/03/07           896,245
       921,000   Financing Corporation Strip (b)                              7.803%    09/07/07           822,264
       100,000   Government Trust Certificate (b)                             3.029%    11/15/06            92,377
     1,000,000   Israel Government Aid Bond (b)                               6.685%    11/15/06           930,411
     1,000,000   Resolution Funding Corporation (b)                           7.596%    07/15/07           903,666
     1,680,000   U.S. Treasury Strip (b)                                      5.298%    02/15/07         1,552,690
     1,660,000   U.S. Treasury Strip (b)                                      5.518%    11/15/06         1,553,144
                                                                                                    --------------
                 Total U.S. government and agencies obligations
                   (cost: $9,109,504)                                                                   10,028,262
                                                                                                    --------------
                 Total long-term debt securities (cost: $9,109,504)                                     10,028,262
                                                                                                    --------------

SHARES
------
SHORT-TERM SECURITIES ( -- )
         4,466   BlackRock Provident Institutional TempFund,
                  current rate .932%                                                                         4,466
             3   Federated Prime Obligations Fund,
                  current rate .950%                                                                             3
            12   One Group Institutional Prime Money Market,
                  current rate .980%                                                                            12
                                                                                                    --------------
                 Total other short-term securities (cost: $4,481)                                            4,481
                                                                                                    --------------
                 Total investments in securities (cost: $9,113,985) (c)                             $   10,032,743
                                                                                                    ==============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 2003 the cost of securities for federal income tax purposes was $9,124,498.
     The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                  $      908,245
     Gross unrealized depreciation                                                                             (--)
                                                                                                    --------------
     Net unrealized appreciation                                                                    $      908,245
                                                                                                    ==============

              See accompanying notes to investments in securities.

MATURING GOVERNMENT BOND 2010 PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 2003

(Percentages of each investment category relate to total net assets.)

                                                                                                        MARKET
PRINCIPAL                                                                      RATE     MATURITY       VALUE(a)
---------                                                                     ------    --------    --------------
LONG-TERM DEBT SECURITIES (100.2%)
   U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (100.2%)
$      717,000   Federal National Mortgage Association
                   Strip (b)                                                  4.974%    05/15/11    $      517,985
     1,350,000   Federal National Mortgage Association
                   Strip (b)                                                  5.342%    09/23/10         1,008,449
       719,000   Federal National Mortgage Association
                   Strip (b)                                                  6.083%    11/29/09           566,007
       412,000   Financing Corporation Strip (b)                              5.562%    11/02/10           309,735
     1,000,000   Financing Corporation Strip (b)                              5.821%    04/05/11           727,899
       132,000   Government Trust Certificate (b)                             6.695%    05/15/10           100,781
       524,000   Government Trust Certificate (b)                             6.794%    11/15/10           390,372
       350,000   Government Trust Certificate (b)                             7.796%    05/15/10           267,222
     1,100,000   Israel Government Aid Bond (b)                               6.967%    08/15/11           793,602
       515,000   Israel Government Aid Bond (b)                               8.432%    03/15/10           403,417
     1,032,000   Resolution Funding Corporation (b)                           5.657%    04/15/11           759,246
       475,000   Tennessee Valley Authority (b)                               4.386%    04/15/10           363,194
       130,000   U.S. Treasury Strip (b)                                      4.898%    02/15/11            97,706
       950,000   U.S. Treasury Strip (b)                                      5.344%    05/15/10           745,990
       840,000   U.S. Treasury Strip (b)                                      5.409%    08/15/11           614,199
                                                                                                    --------------
                 Total U.S. government and agencies obligations
                   (cost: $6,856,558)                                                                    7,665,804
                                                                                                    --------------
                 Total long-term debt securities (cost: $6,856,558)                                      7,665,804
                                                                                                    --------------

SHARES
------
SHORT-TERM SECURITIES ( -- )
         3,363   BlackRock Provident Institutional TempFund,
                   current rate .932%                                                                        3,363
             5   Federated Money Market Obligations Trust -- Prime Obligations Fund,
                   current rate .950%                                                                            5
            20   One Group Institutional Prime Money Market,
                   current rate .980%                                                                           20
                                                                                                    --------------
                 Total other short-term securities (cost: $3,388)                                            3,388
                                                                                                    --------------
                 Total investments in securities (cost: $6,859,946) (c)                             $    7,669,192
                                                                                                    ==============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(c) At December 31, 2003 the cost of securities for federal income tax purposes was $6,866,049.
     The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                  $      803,143
     Gross unrealized depreciation                                                                             (--)
                                                                                                    --------------
     Net unrealized appreciation                                                                    $      803,143
                                                                                                    --------------

              See accompanying notes to investments in securities.

                                                    INTERNATIONAL BOND PORTFOLIO
                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 2003

           (Percentages of each investment category relate to total net assets.)

                                                                                                        MARKET
PRINCIPAL(b)                                                                  COUPON    MATURITY       VALUE(a)
------------                                                                  ------    --------    --------------
LONG-TERM DEBT SECURITIES (96.3%)
  AUSTRIA (4.0%)
    Government (4.0%)
     2,250,000   Republic of Austria-144A Issue (Euro) (f)                     3.800%   10/20/13    $    2,713,923
                                                                                                    --------------
  BELGIUM (4.8%)
    Government (4.6%)
     2,500,000   Belgium Government Bond (Euro)                                3.750%   03/28/09         3,163,822
    Technology (.2%)
       100,000   Telenet Communications NV-144A
                  Issue (Euro) (e)                                             9.000%   12/15/13           129,898
                                                                                                    --------------
                                                                                                         3,293,720
                                                                                                    --------------
  DENMARK (.3%)
    Manufacturing (.3%)
       130,000   Jenoptik AG (Euro) (e)                                        7.875%   11/15/10           174,196
                                                                                                    --------------
  FINLAND (3.3%)
    Government (3.3%)
     1,600,000   Finland Government Bond (Euro)                                5.750%   02/23/11         2,232,892
                                                                                                    --------------
  FRANCE (4.3%)
    Government (3.8%)
     1,200,000   France Government Bond OAT (Euro)                             4.000%   04/25/09         1,540,937
     2,500,000   France Government Bond OAT Principal
                  Strip (Euro) (c)                                             5.201%   10/25/25         1,045,014
    Telecommunication (.5%)
       180,000   France Telecom (British Sterling
                  Pound)                                                       8.750%   03/14/11           365,890
                                                                                                    --------------
                                                                                                         2,951,841
                                                                                                    --------------
  GERMANY (24.5%)
    Banks (7.1%)
     1,850,000   Deutsche Ausgleichsbank (Euro)                                4.750%   09/29/06         2,435,776
     1,850,000   Kredit Fuer Wiederaufbau (Euro)                               4.500%   08/03/06         2,418,140
    Government (17.4%)
     4,340,000   Bundesobligation (Euro)                                       4.250%   02/18/05         5,592,536
     2,050,000   Bundesobligation (Euro)                                       5.000%   08/19/05         2,686,484
     1,540,000   Deutsche Bundesrepublik (Euro)                                4.500%   01/04/13         1,980,560
       500,000   Deutsche Bundesrepublik (Euro)                                5.500%   01/04/31           683,585
       680,000   Deutsche Bundesrepublik (Euro)                                6.250%   01/04/30         1,021,480
                                                                                                    --------------
                                                                                                        16,818,561
                                                                                                    --------------
  GREECE (3.8%)
    Electric Companies (.2%)
        80,000   Public Power Corporation (Euro)                               4.500%   03/12/09           101,960
    Government (3.6%)
     1,880,000   Hellenic Republic Government Bond (Euro)                      4.650%   04/19/07         2,479,905
                                                                                                    --------------
                                                                                                         2,581,865
                                                                                                    --------------
  GUATEMALA (.5%)
    Finance -- Diversified (.5%)
       280,000   Hutchison Whampoa Financial (Euro)                            5.875%   07/08/13           359,514
                                                                                                    --------------

              See accompanying notes to investments in securities.

                                                                                                        MARKET
PRINCIPAL(b)                                                                  COUPON    MATURITY       VALUE(a)
------------                                                                  ------    --------    --------------
  IRELAND (3.3%)
    Government (3.3%)
     1,800,000   Ireland Government Bond (Euro)                                3.250%   04/18/09    $    2,228,294
                                                                                                    --------------
  ITALY (4.6%)
    Government (4.6%)
   320,000,000   Italy Government International Bond
                  (Japanese Yen)                                               1.800%   02/23/10         3,161,952
                                                                                                    --------------
  JAPAN (19.1%)
    Government (19.1%)
   403,000,000   Development Bank of Japan
                  (Japanese Yen)                                               1.400%   06/20/12         3,805,223
   340,000,000   International Bank for Reconstruction &
                  Development (Japanese Yen)                                   2.000%   02/18/08         3,377,093
   350,000,000   Japan Bank for International Cooperation
                  (Japense Yen)                                                0.350%   03/19/08         3,243,430
   272,000,000   Japan Finance Corporation for Municipal
                  Enterprises (Japanese Yen)                                   1.550%   02/21/12         2,603,729
                                                                                                    --------------
                                                                                                        13,029,475
                                                                                                    --------------
  LUXEMBOURG (.5%)
    Insurance (.5%)
       270,000   Hannover Finance Luxembourg SA
                  (Euro) (d)                                                   6.250%   03/14/31           357,468
                                                                                                    --------------
  NETHERLANDS (2.1%)
    Government (1.0%)
       500,000   Netherlands Government Bond (Euro)                            5.000%   07/15/12           667,781
    Telecommunication (1.1%)
       260,000   Deutsche Telekom (Euro)                                       7.125%   07/11/11           374,166
       270,000   TPSA Eurofinance (Euro)                                       6.625%   03/01/06           361,963
                                                                                                    --------------
                                                                                                         1,403,910
                                                                                                    --------------
  NEW ZEALAND (1.8%)
    Government (1.8%)
     1,900,000   New Zealand Government Bond
                  (New Zealand Dollar)                                         6.000%   04/15/15         1,248,736
                                                                                                    --------------
  POLAND (3.3%)
    Government (3.3%)
     1,000,000   Poland Government Bond (Poland Zloty)                         8.500%   05/12/07           282,254
     8,220,000   Poland Government Bond (Poland Zloty) (c)                     5.014%   08/12/05         2,006,083
                                                                                                    --------------
                                                                                                         2,288,337
                                                                                                    --------------
  PORTUGAL (4.8%)
    Government (4.8%)
     2,550,000   Portugal Obrigacoes do Tesouro OT (Euro)                      3.950%   07/15/09         3,252,047
                                                                                                    --------------
  SPAIN (4.1%)
    Government (4.1%)
     2,250,000   Spain Government Bond (Euro)                                  4.200%   07/30/13         2,819,830
                                                                                                    --------------

              See accompanying notes to investments in securities.

                                                                                                        MARKET
PRINCIPAL(b)                                                                  COUPON    MATURITY       VALUE(a)
------------                                                                  ------    --------    --------------
  SUPRANATIONAL (4.6%)
    Supranational Banks (4.6%)
     2,350,000   European Investment Bank (Euro)                               4.875%   04/15/06    $    3,095,584
                                                                                                    --------------
  SWEDEN (2.3%)
    Government (2.3%)
     5,800,000   Sweden Government Bond (Swedish Krona)                        5.500%   10/08/12           853,690
       570,000   Sweden Kingdom (Euro)                                         3.500%   04/20/06           731,326
                                                                                                    --------------
                                                                                                         1,585,016
                                                                                                    --------------
  UNITED STATES (.3%)
    Chemicals (.3%)
      140,000    Nalco Company (Euro)                                          7.750%   11/15/11           182,299
                                                                                                    --------------
                 Total long-term debt securities (cost: $61,590,769)                                    65,779,460
                                                                                                    --------------

SHARES
------
SHORT-TERM SECURITIES (.3%)
       225,411   Dreyfus Funds -- Cash Management Plus Fund,
                  current rate                                                                             225,411
                                                                                                    --------------
                 Total short-term securities (cost: $225,411)                                              225,411
                                                                                                    --------------
                 Total investments in securities (cost: $61,816,180) (g)                            $   66,004,871
                                                                                                    ==============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Principal amounts for foreign debt securities are denominated in the currencies indicated. United States debt securities are denominated in U.S. Dollars.
(c) For zero coupon issues (strips) the interest rate disclosed is the effective yield at the date of acquisition.
(d) Floating rate bond. The rate disclosed represents the rate in effect at December 31, 2003.
(e) Represents ownership in an illiquid security. (See note 9 to the financial statements.) Information concerning the illiquid securities held at December 31, 2003, which includes acquisition date and cost, is as follows:

                                                                                      ACQUISITION
     SECURITY:                                                                            DATE           COST
     ---------                                                                        -----------   --------------
     Jenoptik AG (Euro) 144A Issue*                                                    11/03/2003   $      147,857
     Telenet Communications NV (Euro) 144A Issue*                                        various           125,486
                                                                                                    --------------
                                                                                                    $      273,343
                                                                                                    ==============

     *A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(f) Long-term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.
(g) At December 31, 2003 the cost of securities for federal income tax purposes was $61,818,821. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                                  $    4,188,690
     Gross unrealized depreciation                                                                          (2,640)
                                                                                                    --------------
     Net unrealized appreciation                                                                    $    4,186,050
                                                                                                    ==============

              See accompanying notes to investments in securities.

INDEX 400 MID-CAP PORTFOLIO
INVESTMENTS IN SECURITIES
DECEMBER 31, 2003

(Percentages of each investment category relate to total net assets.)

                                                                                             MARKET
SHARES                                                                                      VALUE(a)
------                                                                                    -------------
COMMON STOCK (94.5%)
  BASIC MATERIALS (4.0%)
    Chemicals (2.5%)
    4,601   Airgas, Inc.                                                                  $      98,829
    2,561   Albemarle Corporation                                                                76,753
    3,842   Cabot Corporation                                                                   122,329
    1,450   Cabot Microcelectronics
             Corporation (b)                                                                     71,050
    6,927   Crompton Corporation                                                                 49,668
    2,430   Cytec Industries,
             Inc. (b)                                                                            93,288
    2,569   Ferro Corporation                                                                    69,902
    2,197   FMC Corporation (b)                                                                  74,984
    7,166   IMC Global, Inc.                                                                     71,158
    3,210   Lubrizol Corporation                                                                104,389
   11,010   Lyondell Chemical
             Company                                                                            186,620
    1,268   Minerals Technologies,
             Inc.                                                                                75,129
    3,651   Olin Corporation                                                                     73,239
    7,200   RPM International,
             Inc.                                                                               118,512
    2,906   Sensient Technologies
             Corporation                                                                         57,452
    2,007   The Scotts Company (b)                                                              118,734
    3,152   Valspar Corporation                                                                 155,772
                                                                                          -------------
                                                                                              1,617,808
                                                                                          -------------
    Construction (.2%)
    3,046   Martin Marietta
             Materials, Inc.                                                                    143,071
                                                                                          -------------
    Iron and Steel (.1%)
    1,296   Carpenter Technology                                                                 38,323
                                                                                          -------------
    Paper and Forest (1.2%)
    3,449   Bowater, Inc.                                                                       159,723
    2,724   Glatfelter                                                                           33,914
    3,180   Longview Fibre
             Company                                                                             39,273
    6,564   Packaging Corporation of
             America                                                                            143,489
    1,789   Potlatch Corporation                                                                 62,204
    3,043   Rayonier, Inc.                                                                      126,273
    6,041   Sonoco Products
             Company                                                                            148,729
    3,209   Wausau-Mosinee Paper
             Corporation                                                                         43,386
                                                                                          -------------
                                                                                                756,991
                                                                                          -------------
  CAPITAL GOODS (6.4%)
    Aerospace/Defense (.7%)
    6,025   L-3 Communications
             Holdings, Inc. (b)                                                           $     309,444
      577   Sequa Corporation (b)                                                                28,273
    5,071   Titan Corporation (b)                                                               110,599
                                                                                          -------------
                                                                                                448,316
                                                                                          -------------
    Electrical Equipment (.6%)
    3,719   Hubbell, Inc.                                                                       164,008
    9,989   Vishay Intertechnology,
             Inc. (b) (d)                                                                       228,748
                                                                                          -------------
                                                                                                392,756
                                                                                          -------------
    Engineering/Construction (.7%)
    3,004   Dycom Industries,
             Inc. (b)                                                                            80,567
    2,585   Granite Construction,
             Inc.                                                                                60,722
    3,452   Jacobs Engineering
             Group, Inc. (b)                                                                    165,731
    7,258   Quanta Services,
             Inc. (b)                                                                            52,983
    4,797   United Rentals, Inc. (b)                                                             92,390
                                                                                          -------------
                                                                                                452,393
                                                                                          -------------
    Hardware and Tools (.2%)
    2,244   Kennametal, Inc.                                                                     89,199
                                                                                          -------------
    Machinery (.7%)
    4,694   AGCO Corporation (b)                                                                 94,537
    2,863   Graco, Inc.                                                                         114,806
    1,150   Tecumseh Products
             Company                                                                             55,694
    2,944   Zebra Technologies
             Corporation (b)                                                                    195,393
                                                                                          -------------
                                                                                                460,430
                                                                                          -------------
    Manufacturing (2.0%)
    2,078   Ametek, Inc.                                                                        100,284
    1,921   Carlisle Companies,
             Inc.                                                                               116,912
    2,700   Donaldson Company,
             Inc.                                                                               159,732
    2,987   Federal Signal
             Corporation                                                                         52,332
    3,440   Flowserve Corporation (b)                                                            71,827
    2,226   Lancaster Colony
             Corporation                                                                        100,526
    2,110   Nordson Corporation                                                                  72,858
    3,074   Pentair, Inc.                                                                       140,482

              See accompanying notes to investments in securities.

                                                                                             MARKET
SHARES                                                                                      VALUE(a)
------                                                                                    -------------
  CAPITAL GOODS--CONTINUED
    4,742   SPX Corporation (b)                                                           $     278,877
    2,471   Teleflex, Inc.                                                                      119,423
    2,885   Trinity Industries, Inc.                                                             88,973
                                                                                          -------------
                                                                                              1,302,226
                                                                                          -------------
    Metal Fabrication (.3%)
    3,860   Precision Castparts
             Corporation                                                                        175,283
                                                                                          -------------
    Office Equipment (.4%)
    4,539   Herman Miller, Inc.                                                                 110,162
    3,624   HON Industries, Inc.                                                                156,992
                                                                                          -------------
                                                                                                267,154
                                                                                          -------------
    Oil & Gas (.2%)
    3,361   Cooper Cameron
             Corporation (b)                                                                    156,623
                                                                                          -------------
    Waste Management (.6%)
    9,862   Republic Services, Inc.                                                             252,763
    2,619   Stericycle, Inc. (b)                                                                122,307
                                                                                          -------------
                                                                                                375,070
                                                                                          -------------
  COMMUNICATION SERVICES (1.9%)
    Cellular (.1%)
    3,367   Price Communications
             Corporation (b)                                                                     46,229
                                                                                          -------------
    Telecommunication (1.3%)
    4,926   Adtran, Inc.                                                                        152,706
    5,411   Advanced Fibre
             Communication,
             Inc. (b)                                                                           109,032
    3,690   CommScope, Inc. (b)                                                                  60,258
    4,146   Harris Corporation                                                                  157,341
    2,765   Plantronics, Inc. (b)                                                                90,277
    6,175   Polycom, Inc. (b)                                                                   120,536
    3,930   Powerwave Technologies,
             Inc. (b)                                                                            30,064
   11,547   RF Micro Devices,
             Inc. (b)                                                                           116,047
                                                                                          -------------
                                                                                                836,261
                                                                                          -------------
    Telephone (.5%)
   15,205   Cincinnati Bell, Inc. (b) (d)                                                        76,785
    3,576   Telephone & Data
             Systems, Inc.                                                                      223,679
                                                                                          -------------
                                                                                                300,464
                                                                                          -------------
  CONSUMER CYCLICAL (15.0%)
    Auto (1.3%)
    4,264   ArvinMeritor, Inc.                                                                  102,848
    1,198   Bandag, Inc.                                                                         49,358
    1,708   BorgWarner, Inc.                                                              $     145,300
    2,543   Harsco Corporation                                                                  111,434
    4,213   Lear Corporation                                                                    258,383
    2,129   Modine Manufacturing
             Company                                                                             57,440
    1,665   Superior Industries
             International                                                                       72,461
                                                                                          -------------
                                                                                                797,224
                                                                                          -------------
    Building Materials (.1%)
    2,494   York International
             Corporation                                                                         91,779
                                                                                          -------------
    Construction (.9%)
    9,787   DR Horton, Inc.                                                                     423,386
    4,548   Toll Brothers, Inc. (b)                                                             180,828
                                                                                          -------------
                                                                                                604,214
                                                                                          -------------
    Distribution/Wholesale (1.1%)
    5,182   CDW Corporation (d)                                                                 299,312
    4,724   Fastenal Company                                                                    235,917
    3,536   Tech Data
             Corporation (b)                                                                    140,344
                                                                                          -------------
                                                                                                675,573
                                                                                          -------------
    Entertainment (.1%)
    4,014   Boyd Gaming
             Corporation                                                                         64,786
                                                                                          -------------
    Houseware (.2%)
    3,474   Furniture Brands
             International, Inc.                                                                101,892
                                                                                          -------------
    Home Builders (.3%)
    1,869   Hovnanian Enterprises,
             Inc. (b)                                                                           162,715
                                                                                          -------------
    Leisure (.5%)
    4,704   Callaway Golf Company                                                                79,262
    3,670   GTECH Holdings
             Corporation                                                                        181,628
    5,766   Six Flags, Inc. (b)                                                                  43,360
                                                                                          -------------
                                                                                                304,250
                                                                                          -------------
    Lodging -- Hotel (.7%)
    6,045   Extended Stay America,
             Inc.                                                                                87,532
    3,828   Mandalay Resort
             Group                                                                              171,188
   18,869   Park Place Entertainment
             Corporation (b) (d)                                                                204,351
                                                                                          -------------
                                                                                                463,071
                                                                                          -------------

              See accompanying notes to investments in securities.

                                                                                             MARKET
SHARES                                                                                      VALUE(a)
------                                                                                    -------------
  CONSUMER CYCLICAL--CONTINUED
    Publishing (1.9%)
    7,124   Belo Corporation                                                              $     201,894
    5,441   Harte-Hanks, Inc.                                                                   118,342
    2,775   Lee Enterprises, Inc.                                                               121,129
    1,392   Media General, Inc.                                                                  90,619
    2,448   Scholastic
             Corporation (b)                                                                     83,330
    6,159   The Readers Digest
             Association, Inc.                                                                   90,291
      645   Washington Post                                                                     510,453
                                                                                          -------------
                                                                                              1,216,058
                                                                                          -------------
    Real Estate Investment Trust -- Shopping
     Centers (.7%)
    4,907   Lennar Corporation                                                                  471,072
                                                                                          -------------
    Retail (5.7%)
    4,488   99 Cents Only
             Stores (b)                                                                         122,208
    6,020   Abercrombie & Fitch
             Company (b)                                                                        148,754
    4,431   American Eagle
             Outfitters (b)                                                                      72,668
    4,147   Barnes & Noble,
             Inc. (b)                                                                           136,229
    4,343   BJ's Wholesale Club,
             Inc. (b)                                                                            99,715
    4,819   Borders Group,
             Inc. (b)                                                                           105,632
    6,452   Carmax, Inc. (b)                                                                    199,560
    5,424   Chico's FAS, Inc. (b)                                                               200,417
    6,092   Claire's Stores, Inc.                                                               114,773
   11,553   Coach, Inc. (b)                                                                     436,126
    7,165   Dollar Tree Stores,
             Inc. (b)                                                                           215,380
    5,263   Energizer Holdings,
             Inc. (b)                                                                           197,678
    4,171   Michaels Stores, Inc.                                                               184,358
    3,045   Neiman-Marcus Group,
             Inc. (b)                                                                           163,425
    3,379   O'Reilly Automotive,
             Inc. (b)                                                                           129,618
    4,236   Payless Shoesource,
             Inc. (b)                                                                            56,762
    8,905   Petsmart, Inc.                                                                      211,939
    5,537   Pier 1 Imports, Inc.                                                                121,039
    9,494   Ross Stores, Inc.                                                                   250,926
    8,537   Saks, Inc. (b)                                                                      128,396
    2,180   Timberland
             Company (b)                                                                        113,513
    7,269   Williams-Sonoma,
             Inc. (b)                                                                     $     252,743
                                                                                          -------------
                                                                                              3,661,859
                                                                                          -------------
    Service (1.0%)
    3,326   Catalina Marketing
             Corporation (b)                                                                     67,052
    5,535   Copart, Inc. (b)                                                                     91,328
    4,360   Devry, Inc. (b)                                                                     109,567
    2,646   Plexus Corporation (b)                                                               45,432
    2,808   Rollins, Inc.                                                                        63,320
    3,841   Sotheby's Holdings (b)                                                               52,468
    3,377   The Brink's Company                                                                  76,354
    5,501   Viad Corporation                                                                    137,525
                                                                                          -------------
                                                                                                643,046
                                                                                          -------------
    Textiles (.5%)
    4,139   Mohawk Industries,
             Inc. (b)                                                                           291,965
    3,244   Unifi, Inc. (b)                                                                      20,924
                                                                                          -------------
                                                                                                312,889
                                                                                          -------------
  CONSUMER STAPLES (8.8%)
    Beverage (.6%)
    6,546   Constellation Brands,
             Inc. (b)                                                                           215,560
    8,986   PepsiAmericas, Inc.                                                                 153,840
                                                                                          -------------
                                                                                                369,400
                                                                                          -------------
    Broadcasting (.8%)
    3,406   Emmis Communications
             Corporation (b)                                                                     92,132
    3,198   Entercom Communications
             Corporation (b)                                                                    169,366
    6,225   Westwood One,
             Inc. (b)                                                                           212,957
                                                                                          -------------
                                                                                                474,455
                                                                                          -------------
    Entertainment (.3%)
    3,313   International Speedway
             Corporation                                                                        147,959
    3,046   Macrovision
             Corporation (b)                                                                     68,809
                                                                                          -------------
                                                                                                216,768
                                                                                          -------------
    Food (1.5%)
    9,714   Dean Foods
             Company (b)                                                                        319,299
    8,625   Hormel Foods
             Corporation                                                                        222,611
    2,789   Interstate Bakeries                                                                  39,687

              See accompanying notes to investments in securities.

                                                                                             MARKET
SHARES                                                                                      VALUE(a)
------                                                                                    -------------
  CONSUMER STAPLES--CONTINUED
    6,892   Smithfield Foods,
             Inc. (b)                                                                     $     142,664
    3,116   The JM Smucker
             Company                                                                            141,124
    3,211   Tootsie Roll Industries,
             Inc.                                                                               115,596
                                                                                          -------------
                                                                                                980,981
                                                                                          -------------
    Household Products (.6%)
    2,834   Blyth, Inc.                                                                          91,311
    2,518   Church & Dwight, Inc.                                                                99,713
    6,000   The Dial Corporation                                                                170,820
                                                                                          -------------
                                                                                                361,844
                                                                                          -------------
    Restaurants (1.5%)
    3,422   Applebees International,
             Inc.                                                                               134,382
    2,176   Bob Evans Farms, Inc.                                                                70,633
    6,019   Brinker International,
             Inc. (b)                                                                           199,590
    3,081   CBRL Group, Inc.                                                                    117,879
    4,658   Outback Steakhouse, Inc.                                                            205,930
    4,049   Ruby Tuesday, Inc.                                                                  115,356
    3,218   The Cheesecake
             Factory (b)                                                                        141,689
                                                                                          -------------
                                                                                                985,459
                                                                                          -------------
    Retail (1.2%)
    3,753   Krispy Kreme Doughnuts,
             Inc. (b)                                                                           137,360
    2,332   Longs Drug Stores
             Corporation                                                                         57,694
    2,881   Ruddick Corporation                                                                  51,570
   21,818   Tyson Foods, Inc. (d)                                                               288,870
    3,729   Whole Foods Market,
             Inc. (b)                                                                           250,328
                                                                                          -------------
                                                                                                785,822
                                                                                          -------------
    Service (2.2%)
    1,590   Banta Corporation                                                                    64,395
    6,235   Career Education
             Corporation (b)                                                                    249,836
    2,759   Corinthian Colleges,
             Inc. (b)                                                                           153,290
    4,504   Education Management
             Corporation (b)                                                                    139,804
    7,358   Gartner, Inc. (b)                                                                    80,055
    2,065   Kelly Services, Inc.                                                                 58,935
    2,341   Korn/Ferry
             International (b)                                                                   31,229
    4,851   Manpower, Inc.                                                                      228,385
    6,501   MPS Group, Inc. (b)                                                           $      60,784
    5,036   Rent-A-Center, Inc. (b)                                                             150,476
    2,712   Sylvan Learning Systems,
             Inc. (b)                                                                            78,078
    3,241   Valassis Communications,
             Inc. (b)                                                                            95,123
                                                                                          -------------
                                                                                              1,390,390
                                                                                          -------------
    Tobacco (.1%)
    1,556   Universal Corporation                                                                68,729
                                                                                          -------------
  ENERGY (6.2%)
    Mining (.2%)
    3,376   Peabody Energy
             Corporation                                                                        140,813
                                                                                          -------------
    Oil & Gas (4.6%)
    9,331   ENSCO International, Inc.                                                           253,523
    3,875   Equitable Resources, Inc.                                                           166,315
    3,324   Forest Oil
             Corporation (b)                                                                     94,967
    7,559   Grant Prideco, Inc. (b)                                                              98,418
    4,581   Hanover Compressor
             Company (b)                                                                         51,078
    3,118   Helmerich & Payne, Inc.                                                              87,086
    5,719   Murphy Oil
             Corporation                                                                        373,508
    3,533   Noble Energy, Inc.                                                                  156,971
    5,038   Patterson-UTI Energy,
             Inc. (b)                                                                           165,851
    7,348   Pioneer Natural Resources
             Company (b)                                                                        234,622
    3,968   Pogo Producing Company                                                              191,654
    8,445   Pride International,
             Inc. (b)                                                                           157,415
    7,487   Valero Energy
             Corporation                                                                        346,948
    6,076   Varco International,
             Inc. (b)                                                                           125,348
    2,069   Western Gas Resources,
             Inc.                                                                                97,760
   11,473   XTO Energy, Inc.                                                                    324,686
                                                                                          -------------
                                                                                              2,926,150
                                                                                          -------------
    Oil & Gas Services (1.4%)
    4,123   FMC Technologies,
             Inc. (b)                                                                            96,066
    5,295   National-Oilwell,
             Inc. (b)                                                                           118,396
    6,233   Smith International,
             Inc. (b)                                                                           258,794

              See accompanying notes to investments in securities.

                                                                                             MARKET
SHARES                                                                                      VALUE(a)
------                                                                                    -------------
  ENERGY--CONTINUED
    3,771   Tidewater, Inc.                                                               $     112,677
    8,101   Weatherford
             International, Ltd. (b) (d)                                                        291,636
                                                                                          -------------
                                                                                                877,569
                                                                                          -------------
  FINANCIAL (19.1%)
    Auto Finance (.2%)
    9,743   AmeriCredit
             Corporation (b)                                                                    155,206
                                                                                          -------------
    Banks (6.9%)
    4,563   Associated
             Banc-Corporation                                                                   194,612
    3,481   Bank of Hawaii
             Corporation                                                                        146,898
   10,064   Banknorth Group, Inc.                                                               327,382
    3,048   California City National
             Corporation                                                                        189,342
    4,721   Commerce Bancorp,
             Inc. New Jersey                                                                    248,702
    7,578   Compass Bancshares,
             Inc. (d)                                                                           297,891
    3,228   Cullen/Frost Bankers,
             Inc.                                                                               130,960
    5,265   FirstMerit Corporation                                                              141,997
    3,259   Greater Bay Bancorp                                                                  92,816
    9,663   Hibernia Corporation                                                                227,177
    4,065   Investors Financial
             Services Corporation                                                               156,137
    7,473   M & T Bank
             Corporation (d)                                                                    734,596
    4,957   Mercantile Bankshares
             Corporation                                                                        225,940
   12,762   National Commerce
             Financial Corporation (d)                                                          348,147
    3,044   Provident Financial
             Group, Inc.                                                                         97,256
    2,162   Silicon Valley
             Bancshares (b)                                                                      77,983
    4,417   TCF Financial
             Corporation                                                                        226,813
    7,746   The Colonial BancGroup,
             Inc.                                                                               134,161
    4,340   Washington Federal,
             Inc.                                                                               123,256
    2,033   Westamerica
             Bancorporation                                                                     101,040
    4,108   Wilmington Trust
             Corporation                                                                        147,888
                                                                                          -------------
                                                                                              4,370,994
                                                                                          -------------
    Finance -- Diversified (.8%)
    4,294   Eaton Vance Corporation                                                       $     157,332
    3,027   Raymond James Financial,
             Inc.                                                                               114,118
    5,912   The PMI Group, Inc.                                                                 220,104
                                                                                          -------------
                                                                                                491,554
                                                                                          -------------
    Insurance (5.3%)
    3,302   Allmerica Financial
             Corporation (b)                                                                    101,603
    4,545   American Financial
             Group, Inc.                                                                        120,261
    2,439   AmerUs Group Company                                                                 85,292
    5,607   Arthur J Gallagher &
             Company                                                                            182,171
    4,273   Brown & Brown, Inc.                                                                 139,343
    3,465   Everest Re Group,
             Ltd. (c)                                                                           293,139
    6,536   Expeditors International
             Washington, Inc.                                                                   246,146
    9,230   Fidelity National
             Financial, Inc.                                                                    357,939
    4,870   First American
             Corporation                                                                        144,980
    3,972   HCC Insurance Holdings,
             Inc.                                                                               126,310
    2,659   Horace Mann Educators
             Corporation                                                                         37,146
    4,336   Leucadia National
             Corporation                                                                        199,890
    2,937   Mony Group, Inc. (b)                                                                 91,899
    3,793   Ohio Casualty
             Corporation (b)                                                                     65,846
   11,288   Old Republic International
             Corporation                                                                        286,251
    4,290   Protective Life
             Corporation                                                                        145,174
    5,846   Radian Group, Inc. (d)                                                              284,992
    1,817   Stancorp Financial
             Group, Inc.                                                                        114,253
    4,207   Unitrin, Inc.                                                                       174,212
    5,191   WR Berkley
             Corporation                                                                        181,425
                                                                                          -------------
                                                                                              3,378,272
                                                                                          -------------
    Investment Bankers/Brokers (1.6%)
    4,898   AG Edwards, Inc.                                                                    177,455
   22,790   E*Trade Financial
             Corporation (b)(d)                                                                 288,294

              See accompanying notes to investments in securities.

                                                                                             MARKET
SHARES                                                                                      VALUE(a)
------                                                                                    -------------
  FINANCIAL--CONTINUED
    2,909   Investment Technology
             Group, Inc. (b)                                                              $      46,980
    3,722   LaBranche & Company,
             Inc.                                                                                43,436
    4,122   Legg Mason, Inc.                                                                    318,136
    5,128   Waddell & Reed
             Financial, Inc.                                                                    120,303
                                                                                          -------------
                                                                                                994,604
                                                                                          -------------
    Real Estate Investment
     Trust -- Apartments (.2%)
    7,903   United Dominion Realty
             Trust, Inc.                                                                        151,738
                                                                                          -------------
    Real Estate Investment
     Trust -- Diversified (.3%)
    4,988   Liberty Property Trust                                                              194,033
                                                                                          -------------
    Real Estate Investment
     Trust -- Hotels (.2%)
    3,896   Hospitality Properties
             Trust                                                                              160,827
                                                                                          -------------
    Real Estate Investment
     Trust -- Office Property (.4%)
    3,307   Highwoods Properties,
             Inc.                                                                                83,998
    3,629   Mack-Cali Realty
             Corporation                                                                        151,039
                                                                                          -------------
                                                                                                235,037
                                                                                          -------------
    Real Estate Investment
     Trust -- Shopping Centers (.2%)
    6,083   New Plan Excel Realty
             Trust                                                                              150,068
                                                                                          -------------
    Real Estate Investment
     Trust -- Warehouse/Industrial (.3%)
    5,089   AMB Property
             Corporation                                                                        167,326
                                                                                          -------------
    Savings and Loans (2.7%)
    4,943   Astoria Financial
             Corporation                                                                        183,880
    8,302   Greenpoint Financial
             Corporation (d)                                                                    293,227
    3,387   Independence Community
             Bank Corporation                                                                   121,830
    3,462   IndyMac Bancorp, Inc.                                                               103,133
   11,986   New York Community
             Bancorp, Inc.                                                                      456,067
   18,212   Sovereign Bancorp,
             Inc. (d)                                                                           432,535
    2,840   Webster Financial
             Corporation                                                                  $     130,242
                                                                                          -------------
                                                                                              1,720,914
                                                                                          -------------
  HEALTH CARE (11.4%)
    Biotechnology (.9%)
    2,849   Charles River Laboratories
             International, Inc. (b)                                                             97,806
   18,758   Millennium Pharmaceuticals,
             Inc. (b) (d)                                                                       350,212
    5,835   Protein Design Labs,
             Inc. (b)                                                                           104,446
                                                                                          -------------
                                                                                                552,464
                                                                                          -------------
    Drugs (3.9%)
    4,184   Barr Laboratories,
             Inc. (b)                                                                           321,959
   12,608   Gilead Sciences,
             Inc. (b)(d)                                                                        733,029
   12,229   IVAX
             Corporation (b)(d)                                                                 292,029
   16,738   Mylan Laboratories                                                                  422,802
    4,350   Perrigo Company                                                                      68,382
    2,118   Pharmaceutical
             Resources, Inc. (b)                                                                137,988
    5,285   Sepracor, Inc. (b) (d)                                                              126,470
    7,410   SICOR, Inc. (b)                                                                     201,552
    5,173   Valeant Pharmaceuticals
             International                                                                      130,101
    4,837   Vertex Pharmaceuticals,
             Inc. (b)                                                                            49,483
                                                                                          -------------
                                                                                              2,483,795
                                                                                          -------------
    Hospital Management (1.2%)
    6,132   Community Health
             Systems, Inc. (b)                                                                  162,989
    2,251   LifePoint Hospitals,
             Inc. (b)                                                                            66,292
    2,601   Pacificare Health
             Systems (b)                                                                        175,828
    4,689   Triad Hospitals, Inc. (b)                                                           156,003
    3,609   Universal Health
             Services, Inc.                                                                     193,875
                                                                                          -------------
                                                                                                754,987
                                                                                          -------------
    Managed Care (1.7%)
    5,782   AdvancePCS (b)                                                                      304,480
    3,740   Coventry Health Care,
             Inc. (b)                                                                           241,193
    5,875   First Health Group
             Corporation (b)                                                                    114,328

              See accompanying notes to investments in securities.

                                                                                             MARKET
SHARES                                                                                      VALUE(a)
------                                                                                    -------------
  HEALTH CARE--CONTINUED
    7,076   Health Net, Inc. (b)                                                          $     231,385
    5,042   Oxford Health Plans (b)                                                             219,327
                                                                                          -------------
                                                                                              1,110,713
                                                                                          -------------
    Medical Products/Supplies (2.4%)
    5,632   Apogent Technologies,
             Inc. (b)                                                                           129,761
    6,829   Cytyc Corporation (b)                                                                93,967
    4,927   Dentsply International,
             Inc.                                                                               222,553
    3,592   Edwards Lifesciences
             Corporation (b)                                                                    108,047
    3,847   Hillenbrand Industries,
             Inc.                                                                               238,745
    4,248   Patterson Dental
             Company (b)                                                                        272,552
    4,322   Steris Corporation (b)                                                               97,677
    4,235   Varian Medical Systems,
             Inc (b)                                                                            292,638
    3,009   Visx, Inc. (b)                                                                       69,658
                                                                                          -------------
                                                                                              1,525,598
                                                                                          -------------
    Special Services (1.3%)
    3,177   Apria Healthcare Group,
             Inc. (b)                                                                            90,449
    3,859   Covance, Inc. (b)                                                                   103,421
    2,717   Henry Schein, Inc. (b)                                                              183,615
    6,123   Lincare Holdings,
             Inc. (b)                                                                           183,874
    6,377   Omnicare, Inc.                                                                      257,567
                                                                                          -------------
                                                                                                818,926
                                                                                          -------------
  TECHNOLOGY (13.7%)
    Computer Hardware (1.1%)
    4,521   Diebold, Inc.                                                                       243,546
   11,082   Quantum
             Corporation (b)                                                                     34,576
    4,937   Sandisk Corporation (b)                                                             301,848
    4,173   The Reynolds &
             Reynolds Company                                                                   121,226
                                                                                          -------------
                                                                                                701,196
                                                                                          -------------
    Computer Networking (1.3%)
   23,223   3COM
             Corporation (b) (d)                                                                189,732
    8,172   Affiliated Computer
             Services, Inc. (b)                                                                 445,047
    5,442   Choicepoint, Inc. (b)                                                               207,286
                                                                                          -------------
                                                                                                842,065
                                                                                          -------------
    Computer Peripherals (.5%)
    2,920   Avocent
             Corporation (b)                                                              $     106,638
    6,887   Storage Technology
             Corporation (b)                                                                    177,340
                                                                                          -------------
                                                                                                283,978
                                                                                          -------------
    Computer Services & Software (4.1%)
    5,521   Activision, Inc. (b)                                                                100,482
    5,284   Acxiom Corporation (b)                                                               98,124
    2,040   Advent Software, Inc. (b)                                                            35,557
    3,698   Ascential Software
             Corporation (b)                                                                     95,889
   16,377   Cadence Design Systems,
             Inc. (b) (d)                                                                       294,458
    9,301   Ceridian Corporation (b)                                                            194,763
    4,037   Certegy, Inc.                                                                       132,414
    3,258   CSG Systems
             International (b)                                                                   40,692
    4,526   D & B Corporation (b)                                                               229,513
      690   Gartner, Inc. (b)                                                                     7,804
    3,988   Keane, Inc. (b)                                                                      58,384
    3,897   Macromedia, Inc. (b)                                                                 69,522
    7,185   McData Corporation (b)                                                               68,473
    4,245   Mentor Graphics
             Corporation (b)                                                                     61,722
    3,237   National Instruments
             Corporation                                                                        147,186
   10,051   Network Associates,
             Inc. (b)                                                                           151,167
    3,402   Retek, Inc. (b)                                                                      31,571
    3,747   RSA Security, Inc. (b)                                                               53,207
    6,563   SEI Investments
             Company                                                                            199,975
    6,020   Sybase, Inc. (b)                                                                    123,892
    9,670   Synopsys, Inc. (b)                                                                  326,459
    2,218   Transaction Systems
             Architects, Inc. (b)                                                                50,193
    5,239   Wind River Systems,
             Inc. (b)                                                                            45,894
                                                                                          -------------
                                                                                              2,617,341
                                                                                          -------------
    Computer Systems (.4%)
    4,957   Checkfree Corporation (b)                                                           137,061
    5,552   Jack Henry & Associates,
             Inc.                                                                               114,260
                                                                                          -------------
                                                                                                251,321
                                                                                          -------------
    Electrical Instruments (.6%)
    3,839   Beckman Coulter, Inc.                                                               195,136
    3,262   LTX Corporation (b)                                                                  49,028

              See accompanying notes to investments in securities.

                                                                                             MARKET
SHARES                                                                                      VALUE(a)
------                                                                                    -------------
  TECHNOLOGY--CONTINUED
    2,427   Newport Corporation (b)                                                       $      40,118
    2,157   Varian, Inc. (b)                                                                     90,012
                                                                                          -------------
                                                                                                374,294
                                                                                          -------------
    Electronics -- Computer Distribution (.9%)
    6,280   Arrow Electronics,
             Inc. (b)                                                                           145,319
    7,460   Avnet, Inc. (b)                                                                     161,584
    4,776   Gentex Corporation                                                                  210,908
    5,381   Kemet Corporation (b)                                                                73,666
                                                                                          -------------
                                                                                                591,477
                                                                                          -------------
    Electronic
    Components-- Semiconductor (4.0%)
   29,352   Atmel Corporation (b) (d)                                                           176,406
    3,952   Credence Systems
             Corporation (b)                                                                     52,008
    4,620   Cree, Inc. (b)                                                                       81,728
    7,487   Cypress Semiconductor
             Corporation (b)                                                                    159,922
    7,330   Fairchild Semiconductor
             International, Inc. (b)                                                            183,030
    2,216   Imation Corporation                                                                  77,892
    4,491   Integrated Circuit
             Systems, Inc. (b)                                                                  127,949
    6,526   Integrated Device
             Technology, Inc. (b)                                                               112,051
    4,003   International Rectifier
             Corporation (b)                                                                    197,788
    8,650   Intersil Corporation                                                                214,952
    8,124   Lam Research
             Corporation (b)                                                                    262,405
    7,021   Lattice Semiconductor
             Corporation (b)                                                                     67,963
    5,737   Micrel, Inc. (b)                                                                     89,382
   12,915   Microchip Technology,
             Inc. (d)                                                                           430,844
    4,595   Semtech
             Corporation (b)                                                                    104,444
    3,097   Silicon Laboratories,
             Inc. (b)                                                                           133,852
    8,357   Triquint Semiconductor,
             Inc. (b)                                                                            59,084
                                                                                          -------------
                                                                                              2,531,700
                                                                                          -------------
    Service -- Data Processing (.8%)
    5,194   DST Systems, Inc. (b)                                                               216,901
    3,000   Fair Isaac Corporation                                                              147,480
    3,099   Internet Security
             Systems (b)                                                                         58,354
    7,359   The BISYS Group, Inc. (b)                                                     $     109,502
                                                                                          -------------
                                                                                                532,237
                                                                                          -------------
  TRANSPORTATION (1.8%)
    Air Freight (.5%)
    5,257   CH Robinson  Worldwide,
             Inc.                                                                               199,293
    3,095   CNF, Inc.                                                                           104,920
    2,947   EGL, Inc. (b)                                                                        51,749
                                                                                          -------------
                                                                                                355,962
                                                                                          -------------
    Airlines (.3%)
    1,662   Alaska Air Group,
             Inc. (b)                                                                            45,356
    6,315   JetBlue Airways
             Corporation (b)                                                                    167,474
                                                                                          -------------
                                                                                                212,830
                                                                                          -------------
    Shipping (.3%)
    2,603   Alexander & Baldwin,
             Inc.                                                                                87,695
    2,219   Overseas Shipholding
             Group                                                                               75,557
                                                                                          -------------
                                                                                                163,252
                                                                                          -------------
    Trucking (.7%)
    3,060   GATX Corporation                                                                     85,619
    4,982   JB Hunt Transport
             Services, Inc. (b)                                                                 134,564
    5,205   Swift Transportation
             Company, Inc. (b)                                                                  109,409
    4,965   Werner Enterprises, Inc.                                                             96,768
                                                                                          -------------
                                                                                                426,360
                                                                                          -------------
  UTILITIES (6.2%)
    Electric Companies (4.6%)
    5,412   Allete, Inc.                                                                        165,607
    6,893   Alliant Energy
             Corporation                                                                        171,636
   12,151   Aquila, Inc. (b)                                                                     41,192
    2,002   Black Hills Corporation                                                              59,720
    7,876   DPL, Inc.                                                                           164,451
    4,688   Duquesne Light Holdings,
             Inc.                                                                                85,978
    9,092   Energy East
             Corporation                                                                        203,661
    4,311   Great Plains Energy,
             Inc.                                                                               137,176
    2,349   Hawaiian Electric
             Industries                                                                         111,272
    2,378   Idacorp, Inc.                                                                        71,150

              See accompanying notes to investments in securities.

                                                                                             MARKET
SHARES                                                                                      VALUE(a)
------                                                                                    -------------
  UTILITIES--CONTINUED
    8,332   Northeast Utilities                                                           $     168,056
    3,301   NSTAR                                                                               160,098
    5,411   OGE Energy
             Corporation                                                                        130,892
   10,670   Pepco Holdings, Inc.                                                                208,492
    2,505   PNM Resources, Inc.                                                                  70,390
    5,866   Puget Energy, Inc.                                                                  139,435
    6,895   SCANA Corporation                                                                   236,154
    7,295   Sierra Pacific
             Resources (b)                                                                       53,545
    4,707   Vectren Corporation                                                                 116,028
    4,511   Westar Energy, Inc.                                                                  91,348
    7,325   Wisconsin Energy
             Corporation                                                                        245,021
    2,253   WPS Resources
             Corporation                                                                        104,156
                                                                                          -------------
                                                                                              2,935,458
                                                                                          -------------
    Mining (.2%)
    3,278   Arch Coal, Inc.                                                                     102,175
                                                                                          -------------
    Natural Gas (1.2%)
    4,001   AGL Resources, Inc.                                                                 116,429
    7,050   MDU Resources Group,
             Inc.                                                                         $     167,860
    5,063   National Fuel Gas
             Company                                                                            123,740
    5,894   Oneok, Inc.                                                                         130,140
    5,170   Questar Corporation                                                                 181,726
    3,025   WGL Holdings, Inc.                                                                   84,065
                                                                                          -------------
                                                                                                803,960
                                                                                          -------------
    Water Utilities (.2%)
    5,754   Philadelphia Suburban
             Corporation                                                                        127,163
                                                                                          -------------
Total common stock
 (cost: $51,540,008)                                                                         60,277,241
                                                                                          -------------
S&P DEPOSITORY RECEIPT (.4%)
    2,200   S&P MidCap 400 Index
             Depository Receipts                                                                232,276
                                                                                          -------------
Total S&P Depository Receipt
 (cost: $219,796)                                                                               232,276
                                                                                          -------------

SHARES
------
SHORT-TERM SECURITIES (4.9%)
   1,000,000   American AAdvantage Money Market Fund, current rate .980%                  $   1,000,000
   1,202,433   One Group Institutional Prime Money Market Fund, current rate .980%            1,202,433
     895,816   Wells Fargo & Company, current rate .953%                                        895,816
                                                                                          -------------
               Total short-term securities (cost: $3,098,249)                                 3,098,249
                                                                                          -------------
               Total investments in securities (cost: $54,858,053) (e)                    $  63,607,766
                                                                                          =============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Non-income producing.
(c) The Portfolio held .5% of net assets in foreign securities at December 31, 2003.
(d) Fully or partially pledged as initial margin deposits on open index futures purchase contracts (see note 6 to the financial statements).
(e) At December 31, 2003 the cost of securities for federal income tax purposes was $55,400,161. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                        $  12,642,802
     Gross unrealized depreciation                                                           (4,435,197)
                                                                                          -------------
     Net unrealized appreciation                                                          $   8,207,605
                                                                                          =============

              See accompanying notes to investments in securities.

                                                REAL ESTATE SECURITIES PORTFOLIO
                                                       INVESTMENTS IN SECURITIES
                                                               DECEMBER 31, 2003

           (Percentages of each investment category relate to total net assets.)

                                                                                             MARKET
SHARES                                                                                      VALUE(a)
------                                                                                    -------------
COMMON STOCK (96.3%)
  COMMUNICATION SERVICES (.3%)
    Telecommunication (.3%)
   10,800   American Tower
             Corporation (b)                                                              $     116,856
    8,100   Crown Castle International
             Corporation (b)                                                                     89,343
                                                                                          -------------
                                                                                                206,199
                                                                                          -------------
  CONSUMER CYCLICAL (3.7%)
    Construction (1.1%)
    3,900   Standard-Pacific
             Corporation                                                                        189,345
   23,300   WCI Communities,
             Inc. (b)                                                                           480,213
                                                                                          -------------
                                                                                                669,558
                                                                                          -------------
    Home Builders (.3%)
    1,800   Lennar Corporation                                                                  172,800
                                                                                          -------------
    Lodging -- Hotel (2.3%)
   21,100   Extended Stay America, Inc.                                                         305,528
   64,400   Hilton Hotels Corporation                                                         1,103,172
                                                                                          -------------
                                                                                              1,408,700
                                                                                          -------------
  FINANCIAL (90.1%)
    Finance -- Diversified (.7%)
   43,000   Spirit Finance
             Corporation-144A
             Issue (d)(e)                                                                       430,000
                                                                                          -------------
    Lodging -- Hotel (3.0%)
   86,800   La Quinta Corporation (b)                                                           556,388
   35,600   Starwood Hotels &
             Resorts Worldwide, Inc.                                                          1,280,532
                                                                                          -------------
                                                                                              1,836,920
                                                                                          -------------
    Real Estate (7.8%)
   77,200   Brookfield Properties
             Company (c)                                                                      2,215,640
   19,603   Catellus Development
             Corporation                                                                        472,834
   26,000   Forest City Enterprises, Inc.                                                     1,235,260
   22,000   The St. Joe Company                                                                 820,380
                                                                                          -------------
                                                                                              4,744,114
                                                                                          -------------
    Real Estate Investment Trust --
     Apartments (9.2%)
   46,460   Apartment Investment &
             Management Company                                                               1,602,870
  134,110   Boardwalk Equities, Inc. (c)                                                      1,854,741
   23,400   BRE Properties, Inc.                                                                781,560
   10,100   Camden Property Trust                                                         $     447,430
   46,900   United Dominion
             Realty Trust, Inc.                                                                 900,480
                                                                                          -------------
                                                                                              5,587,081
                                                                                          -------------
    Real Estate Investment Trust --
     Diversified (6.6%)
   10,900   Colonial Properties Trust                                                           431,640
   26,500   Entertainment
             Properties Trust                                                                   919,815
   16,200   iStar Financial, Inc.                                                               630,180
   17,300   Lexington Corporate
             Properties Trust                                                                   349,287
   47,200   Newcastle Investment
             Corporation                                                                      1,279,120
    7,600   Vornado Realty Trust                                                                416,100
                                                                                          -------------
                                                                                              4,026,142
                                                                                          -------------
    Real Estate Investment Trust --
     Health Care (1.7%)
   22,400   LTC Properties, Inc.                                                                330,176
   30,500   Ventas, Inc.                                                                        671,000
                                                                                          -------------
                                                                                              1,001,176
                                                                                          -------------
    Real Estate Investment Trust --
     Hotels (5.4%)
   44,400   Hersha Hospitality Trust                                                            448,440
   22,800   Highland Hospitality
             Corporation (b)                                                                    248,520
   45,900   Host Marriott
             Corporation (b)                                                                    565,488
   57,500   Innkeepers USA Trust                                                                481,275
   13,300   LaSalle Hotel Properties                                                            246,715
  126,400   Winston Hotels, Inc.                                                              1,289,280
                                                                                          -------------
                                                                                              3,279,718
                                                                                          -------------
    Real Estate Investment Trust --
     Office Property (19.1%)
   21,100   Alexandria Real Estate
             Equities, Inc.                                                                   1,221,690
   11,700   Boston Properties, Inc.                                                             563,823
   46,900   Brandywine Realty Trust                                                           1,255,513
   56,800   CarrAmerica Realty
             Corporation                                                                      1,691,504
   28,300   Cousins Properties, Inc.                                                            865,980
   19,900   Crescent Real Estate
             Equities Company                                                                   340,887
   46,400   Equity Office
             Properties Trust                                                                 1,329,360

              See accompanying notes to investments in securities.

                                                                                             MARKET
SHARES                                                                                      VALUE(a)
------                                                                                    -------------
  FINANCIAL--CONTINUED
   36,500   Highwoods Properties, Inc.                                                    $     927,100
   15,200   Mack-Cali Realty
             Corporation                                                                        632,624
   23,400   Maguire Properties, Inc.                                                            568,620
   50,126   Reckson Associates
             Realty Corporation                                                               1,218,062
   64,900   Trizec Properties, Inc.                                                             999,460
                                                                                          -------------
                                                                                             11,614,623
                                                                                          -------------
    Real Estate Investment Trust --
     Regional Mall (17.5%)
   12,900   CBL & Associates
             Properties, Inc.                                                                   728,850
   87,100   General Growth
             Properties, Inc.                                                                 2,417,025
   40,600   Simon Property Group, Inc.                                                        1,881,404
   32,800   Tanger Factory Outlet
             Centers, Inc.                                                                    1,334,960
   50,700   The Mills Corporation                                                             2,230,800
   43,100   The Rouse Company                                                                 2,025,700
                                                                                          -------------
                                                                                             10,618,739
                                                                                          -------------
    Real Estate Investment Trust --
     Self Storage (.6%)
   10,300   Sovran Self Storage, Inc.                                                           382,645
                                                                                          -------------
    Real Estate Investment Trust --
     Shopping Centers (1.3%)
   19,400   Regency Centers
             Corporation                                                                        773,090
                                                                                          -------------
    Real Estate Investment Trust --
    Shopping Retail (9.2%)
   33,600   Cedar Shopping
             Centers, Inc. (b)                                                                  417,312
   76,400   Developers Diversified
             Realty Corporation                                                               2,564,748
   54,000   Equity One, Inc.                                                                    911,520
   31,850   Kimco Realty Corporation                                                          1,425,288
    8,200   Ramco-Gershenson
             Properties                                                                         232,060
                                                                                          -------------
                                                                                              5,550,928
                                                                                          -------------
    Real Estate Investment Trust --
     Warehouse/Industrial (10.1%)
   19,900   AMB Property Corporation                                                      $     654,312
  112,300   Prologis                                                                          3,603,707
   45,300   PS Business Parks, Inc.                                                           1,869,077
                                                                                          -------------
                                                                                              6,127,096
                                                                                          -------------
Total common stock
 (cost: $45,153,210)                                                                         58,429,529
                                                                                          -------------
PREFERRED STOCK (.6%)
  FINANCIAL (.6%)
    Real Estate Investment Trust --
     Diversified (.3%)
    6,300   IStar Financial, Inc.                                                               163,170
                                                                                          -------------
    Real Estate Investment Trust --
     Hotels (.3%)
    6,500   LaSalle Hotel Properties                                                            176,670
                                                                                          -------------
Total preferred stocks
 (cost: $320,000)                                                                               339,840
                                                                                          -------------

              See accompanying notes to investments in securities.

                                                                                             MARKET
SHARES                                                                                      VALUE(a)
------                                                                                    -------------
SHORT-TERM SECURITIES (2.7%)
 1,659,861  Wells Fargo & Company, current rate .953%                                     $   1,659,861
                                                                                          -------------
            Total short-term securities (cost: $1,659,861)                                    1,659,861
                                                                                          -------------
            Total investments in securities (cost: $47,133,071) (f)                       $  60,429,230
                                                                                          =============

NOTES TO INVESTMENTS IN SECURITIES
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b)  Non-income producing.
(c) The Portfolio held 6.7% of net assets in foreign securities at December 31, 2003.
(d) This security is being fair-valued according to procedures approved by the Board of Directors
(e) Represents ownership in an illiquid security (see note 9 to the financial statements.) Information concerning the illiquid security held at December 31, 2003, which includes acquisition date and cost, is as follows:

                                                                            ACQUISITION
     SECURITY:                                                                  DATE          COST
     ---------                                                              -----------   -------------
     Spirit Finance Corporation - 144A Issue*                                 12/12/03    $     430,000

     *A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(f) At December 31, 2003 the cost of securities for federal income tax purposes was $47,266,052. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation                                                        $  13,238,811
     Gross unrealized depreciation                                                              (75,633)
                                                                                          -------------
     Net unrealized appreciation                                                          $  13,163,178
                                                                                          =============

              See accompanying notes to investments in securities.

ADVANTUS SERIES FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

                                                                                           MONEY            MORTGAGE
                                                                          BOND             MARKET          SECURITIES
                                                                        PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                                     --------------    --------------    --------------
                           ASSETS
Investments in securities, at market value - see accompanying
 schedule for detailed listing*+                                     $  290,791,064    $   98,609,848    $  246,892,880
Cash in bank on demand deposit                                              901,779                 -         1,140,650
Foreign currency in bank on deposit
 (identified cost: $1,206,010)                                                    -                 -                 -
Receivable for Fund shares sold                                              61,577            69,120                 -
Receivable for investment securities sold
 (including paydowns)                                                        27,360                 -         1,090,103
Dividends and accrued interest receivable                                 2,394,407            81,843         1,345,508
Collateral for securities loaned (note 7)                                35,922,804                 -                 -
Other receivables                                                             5,024                 -                 -
Unrealized appreciation on forward foreign
 currency contracts held, at value (note 4)                                       -                 -                 -
Variation margin receivable                                                       -                 -                 -
                                                                     --------------    --------------    --------------
    Total assets                                                        330,104,015        98,760,811       250,469,141
                                                                     --------------    --------------    --------------
                        LIABILITIES
Payable for Fund shares repurchased                                               -                 -           237,047
Payable for investment securities purchased                               7,080,123         2,563,591         8,089,979
Dividends payable to shareholders                                                 -            51,839                 -
Payable to Advisor                                                          144,478            46,226           122,874
Accrued expenses                                                             22,159            30,428            20,542
Other payables                                                                    -                 -             1,596
Unrealized depreciation on forward foreign currency
  contracts held, at value (note 4)                                               -                 -                 -
Variation margin payable                                                          -                 -                 -
Payable upon return of securities loaned (note 7)                        35,922,804                 -                 -
                                                                     --------------    --------------    --------------
    Total liabilities                                                    43,169,564         2,692,084         8,472,038
                                                                     --------------    --------------    --------------
Net assets applicable to outstanding
 capital stock                                                       $  286,934,451    $   96,068,727    $  241,997,103
                                                                     ==============    ==============    ==============
Represented by:
  Capital stock - authorized 10 trillion shares of $.01 par value    $    2,091,247    $      960,687    $    1,803,967
  Additional paid-in capital                                            279,429,487        95,108,040       237,888,198
  Undistributed net investment income                                             -                 -                 -
  Accumulated net realized gains (losses) from
   investments and foreign currency transactions                           (306,591)                -          (582,729)
  Unrealized appreciation (depreciation) on investments and
   translation of assets and liabilities in foreign currencies            5,720,308                 -         2,887,667
                                                                     --------------    --------------    --------------
    Total - representing net assets applicable to outstanding
     capital stock                                                   $  286,934,451    $   96,068,727    $  241,997,103
                                                                     ==============    ==============    ==============
Net assets value per share of outstanding capital stock              $         1.37    $         1.00    $         1.34
                                                                     ==============    ==============    ==============

 * Identified cost                                                   $  285,070,756    $   98,609,848    $  244,005,213
** Shares outstanding                                                   209,124,700        96,068,727       180,396,667
 + Including securities on loan of                                   $   35,257,215    $            -    $            -

See accompanying notes to financial statements.

                                                                                          MATURING          MATURING
                                                                                         GOVERNMENT        GOVERNMENT
                                                                       INDEX 500          BOND 2006        BOND 2010
                                                                       PORTFOLIO          PORTFOLIO        PORTFOLIO
                                                                     --------------    --------------    --------------
                           ASSETS
Investments in securities, at market value - see accompanying
 schedule for detailed listing*+                                     $  586,239,273    $   10,032,743    $    7,669,192
Cash in bank on demand deposit                                                3,360                 -                 -
Foreign currency in bank on deposit
 (identified cost: $1,206,010)                                                    -                 -                 -
Receivable for Fund shares sold                                              92,076                 -                34
Receivable for investment securities sold
 (including paydowns)                                                       479,574                 -                 -
Dividends and accrued interest receivable                                   781,601                 7                 6
Collateral for securities loaned (note 7)                                44,195,499           954,217                 -
Other receivables                                                             5,130                33                 -
Unrealized appreciation on forward foreign
 currency contracts held, at value (note 4)                                       -                 -                 -
Variation margin receivable                                                  14,460                 -                 -
                                                                     --------------    --------------    --------------
    Total assets                                                        631,810,973        10,987,000         7,669,232
                                                                     --------------    --------------    --------------
                        LIABILITIES
Payable for Fund shares repurchased                                               -            60,321                 -
Payable for investment securities purchased                                 469,535                 -                 -
Dividends payable to shareholders                                                 -                 -                 -
Payable to Advisor                                                          192,622             4,471             3,929
Accrued expenses                                                            111,341            12,083            11,048
Other payables                                                                    -                 -                 -
Unrealized depreciation on forward foreign currency
  contracts held, at value (note 4)                                               -                 -                 -
Variation margin payable                                                          -                 -                 -
Payable upon return of securities loaned (note 7)                        44,195,499           954,217                 -
                                                                     --------------    --------------    --------------
    Total liabilities                                                    44,968,997         1,031,092            14,977
                                                                     --------------    --------------    --------------
Net assets applicable to outstanding
 capital stock                                                       $  586,841,976    $    9,955,908    $    7,654,255
                                                                     ==============    ==============    ==============
Represented by:
  Capital stock - authorized 10 trillion shares of $.01 par value    $    1,699,089    $       70,984    $       49,381
  Additional paid-in capital                                            416,521,053         8,976,679         6,801,731
  Undistributed net investment income                                             -                 -                 -
  Accumulated net realized gains (losses) from
   investments and foreign currency transactions                        (26,752,309)          (10,513)           (6,103)
  Unrealized appreciation (depreciation) on investments and
   translation of assets and liabilities in foreign currencies          195,374,143           918,758           809,246
                                                                     --------------    --------------    --------------
    Total - representing net assets applicable to outstanding
     capital stock                                                   $  586,841,976    $    9,955,908    $    7,654,255
                                                                     ==============    ==============    ==============
Net assets value per share of outstanding capital stock              $         3.45    $         1.40    $         1.55
                                                                     ==============    ==============    ==============

 * Identified cost                                                   $  391,034,302    $    9,113,985    $    6,859,946
** Shares outstanding                                                   169,908,866         7,098,363         4,938,148
 + Including securities on loan of                                   $   42,465,044    $      935,620    $            -

                                                                     INTERNATIONAL       INDEX 400        REAL ESTATE
                                                                         BOND             MID-CAP         SECURITIES
                                                                       PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                     --------------    --------------    --------------
                           ASSETS
Investments in securities, at market value - see accompanying
 schedule for detailed listing*+                                     $   66,004,871    $   63,607,766    $   60,429,230
Cash in bank on demand deposit                                                    -             4,383             9,652
Foreign currency in bank on deposit
 (identified cost: $1,206,010)                                            1,209,151                 -                 -
Receivable for Fund shares sold                                                   -           149,798           154,499
Receivable for investment securities sold
 (including paydowns)                                                             -                 -                 -
Dividends and accrued interest receivable                                 1,326,755            40,813           268,334
Collateral for securities loaned (note 7)                                12,634,837        11,431,981         9,256,729
Other receivables                                                                 -             1,811             1,064
Unrealized appreciation on forward foreign
 currency contracts held, at value (note 4)                                 542,706                 -                 -
Variation margin receivable                                                       -                 -                 -
                                                                     --------------    --------------    --------------
    Total assets                                                         81,718,320        75,236,552        70,119,508
                                                                     --------------    --------------    --------------
                        LIABILITIES
Payable for Fund shares repurchased                                           7,605                 -                 -
Payable for investment securities purchased                                       -                 -           136,935
Dividends payable to shareholders                                                 -                 -                 -
Payable to Advisor                                                           51,831            24,777            47,281
Accrued expenses                                                              9,553             4,234            14,073
Other payables                                                                    -                 -                 -
Unrealized depreciation on forward foreign currency
  contracts held, at value (note 4)                                         702,326                 -                 -
Variation margin payable                                                          -            17,330                 -
Payable upon return of securities loaned (note 7)                        12,634,837        11,431,981         9,256,729
                                                                     --------------    --------------    --------------
    Total liabilities                                                    13,406,152        11,478,322         9,455,018
                                                                     --------------    --------------    --------------
Net assets applicable to outstanding
 capital stock                                                       $   68,312,168    $   63,758,230    $   60,664,490
                                                                     ==============    ==============    ==============
Represented by:
  Capital stock - authorized 10 trillion shares of $.01 par value    $      523,118    $      492,413    $      416,294
  Additional paid-in capital                                             63,543,254        55,756,436        47,085,018
  Undistributed net investment income                                       140,601                 -                 -
  Accumulated net realized gains (losses) from
   investments and foreign currency transactions                             (2,640)       (1,318,172)         (132,981)
  Unrealized appreciation (depreciation) on investments and
   translation of assets and liabilities in foreign currencies            4,107,835         8,827,553        13,296,159
                                                                     --------------    --------------    --------------
    Total - representing net assets applicable to outstanding
     capital stock                                                   $   68,312,168    $   63,758,230    $   60,664,490
                                                                     ==============    ==============    ==============
Net assets value per share of outstanding capital stock              $         1.31    $         1.29    $         1.46
                                                                     ==============    ==============    ==============

 * Identified cost                                                   $   61,816,180    $   54,858,053    $   47,133,071
** Shares outstanding                                                    52,311,818        49,241,283        41,629,367
 + Including securities on loan of                                   $   11,822,329    $   10,925,767    $    8,836,399

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2003

                                                                                          MONEY             MORTGAGE
                                                                         BOND             MARKET           SECURITIES
                                                                       PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                     --------------    --------------    --------------
Investment Income
 Interest                                                            $   14,112,136    $    1,589,372    $   15,511,701
 Dividends                                                                        -                 -                 -
 Income from securities lending activities                                   39,025                 -             6,823
                                                                     --------------    --------------    --------------
    Total investment income                                              14,151,161         1,589,372        15,518,524
                                                                     --------------    --------------    --------------
Expenses (note 5):
 Investment advisory fee                                                    860,144           321,314           760,179
 Rule 12b-1 fees                                                            716,786           321,314           633,482
 Administrative services fee                                                 31,800            31,800            31,800
 Custodian fees                                                              17,542             6,083            17,874
 Audit and accounting services                                               65,012            44,300            63,388
 Legal fees                                                                   9,000             3,150             9,700
 Registration fees                                                                -             9,756                97
 Printing and shareholder reports                                            30,444            22,740            27,253
 Director's fees                                                             10,600             4,700             9,400
 Insurance                                                                    8,500             3,000             7,350
 S & P licensing fee                                                              -                 -                 -
 Other                                                                        8,351             3,607             4,274
                                                                     --------------    --------------    --------------
    Total expenses                                                        1,758,179           771,764         1,564,797
                                                                     --------------    --------------    --------------
    Investment income - net                                              12,392,982           817,608        13,953,727
                                                                     --------------    --------------    --------------
Realized and Unrealized gains (losses) on investments
 and foreign currencies:
 Net realized gains (losses) from:
   Investments (note 3)                                                   6,159,437                 -           (94,964)
   Foreign currency transactions                                                  -                 -                 -
   Net increase from payments by affiliates                                  29,209                 -           105,551
   Futures transactions                                                           -                 -                 -
 Net change in unrealized appreciation or depreciation on:
   Investments                                                           (3,728,404)                -        (3,714,438)
   Translation of assets and liabilities in foreign currency                      -                 -                 -
   Futures transactions                                                           -                 -                 -
                                                                     --------------    --------------    --------------
Net gains (losses) on investments                                         2,460,242                 -        (3,703,851)
                                                                     --------------    --------------    --------------
Net increase in net assets resulting from operations                 $   14,853,224    $      817,608    $   10,249,876
                                                                     ==============    ==============    ==============

See accompanying notes to financial statements.

                                                                                          MATURING          MATURING
                                                                                         GOVERNMENT        GOVERNMENT
                                                                       INDEX 500         BOND 2006         BOND 2010
                                                                       PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                     --------------    --------------    --------------
Investment Income
 Interest                                                            $      148,835    $      549,765    $      455,884
 Dividends                                                                8,221,382                 -                 -
 Income from securities lending activities                                   70,388                33                 3
                                                                     --------------    --------------    --------------
    Total investment income                                               8,440,605           549,798           455,887
                                                                     --------------    --------------    --------------
Expenses (note 5):
 Investment advisory fee                                                    598,598            27,741            23,812
 Rule 12b-1 fees                                                          1,183,993                 -                 -
 Administrative services fee                                                 31,800            31,800            31,800
 Custodian fees                                                              15,439             5,358             5,814
 Audit and accounting services                                              117,607            42,800            41,800
 Legal fees                                                                  12,250               450               400
 Registration fees                                                              176                 -                 -
 Printing and shareholder reports                                            60,374             1,863             1,717
 Director's fees                                                             17,200               450               400
 Insurance                                                                   15,500               325               300
 S & P licensing fee                                                         37,072                 -                 -
 Other                                                                       14,770               250               230
                                                                     --------------    --------------    --------------
    Total expenses                                                        2,104,779           111,037           106,273
                                                                     --------------    --------------    --------------
    Investment income - net                                               6,335,826           438,761           349,614
                                                                     --------------    --------------    --------------
Realized and Unrealized gains (losses) on investments
 and foreign currencies:
 Net realized gains (losses) from:
   Investments (note 3)                                                  (3,976,299)          107,914           101,197
   Foreign currency transactions                                                  -                 -                 -
   Net increase from payments by affiliates                                       -                 -                 -
   Futures transactions                                                   3,310,093                 -                 -
 Net change in unrealized appreciation or depreciation on:
   Investments                                                          115,676,621          (326,878)         (190,348)
   Translation of assets and liabilities in foreign currency                      -                 -                 -
   Futures transactions                                                     317,611                 -                 -
                                                                     --------------    --------------    --------------
Net gains (losses) on investments                                       115,328,026          (218,964)          (89,151)
                                                                     --------------    --------------    --------------
Net increase in net assets resulting from operations                 $  121,663,852    $      219,797    $      260,463
                                                                     ==============    ==============    ==============

                                                                     INTERNATIONAL       INDEX 400        REAL ESTATE
                                                                          BOND            MID-CAP         SECURITIES
                                                                       PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                     --------------    --------------    --------------
Investment Income
 Interest                                                            $    2,283,389    $       40,394    $       11,880
 Dividends                                                                        -           540,907         1,663,303
 Income from securities lending activities                                    2,687            14,454             4,965
                                                                     --------------    --------------    --------------
    Total investment income                                               2,286,076           595,755         1,680,148
                                                                     --------------    --------------    --------------
Expenses (note 5):
 Investment advisory fee                                                    377,612            72,518           259,374
 Rule 12b-1 fees                                                            157,338           120,863           108,072
 Administrative services fee                                                 28,200            31,800            31,800
 Custodian fees                                                              40,375             6,358             6,324
 Audit and accounting services                                               67,529            51,300            49,300
 Legal fees                                                                   1,700             1,450             1,300
 Registration fees                                                                -               391                 -
 Printing and shareholder reports                                             6,920             5,348             4,658
 Director's fees                                                              2,400             1,800             1,600
 Insurance                                                                    1,925             1,625             1,500
 S & P licensing fee                                                              -                 -                 -
 Other                                                                          248             1,065            14,924
                                                                     --------------    --------------    --------------
    Total expenses                                                          684,247           294,518           478,852
                                                                     --------------    --------------    --------------
    Investment income - net                                               1,601,829           301,237         1,201,296
                                                                     --------------    --------------    --------------
Realized and Unrealized gains (losses) on investments
 and foreign currencies:
 Net realized gains (losses) from:
   Investments (note 3)                                                   7,759,632          (616,856)        2,810,288
   Foreign currency transactions                                            812,923                 -                 -
   Net increase from payments by affiliates                                  17,847                 -                 -
   Futures transactions                                                           -           744,198                 -
 Net change in unrealized appreciation or depreciation on:
   Investments                                                            1,966,889        14,363,718        11,758,356
   Translation of assets and liabilities in foreign currency               (612,686)                -                 -
   Futures transactions                                                           -           104,345                 -
                                                                     --------------    --------------    --------------
Net gains (losses) on investments                                         9,944,605        14,595,405        14,568,644
                                                                     --------------    --------------    --------------
Net increase in net assets resulting from operations                 $   11,546,434    $   14,896,642    $   15,769,940
                                                                     ==============    ==============    ==============

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                                                 MONEY
                                                                 BOND                            MARKET
                                                              PORTFOLIO                        PORTFOLIO
                                                   ------------------------------    ------------------------------
                                                       2003             2002             2003             2002
                                                   -------------    -------------    -------------    -------------
Operations:
  Investment income - net                          $  12,392,982    $  13,245,517    $     817,608    $   1,962,910
  Net realized gains (losses) on investments           6,188,646        4,131,638                -                -
  Net change in unrealized appreciation or
   depreciation of investments                        (3,728,404)       8,271,980                -                -
                                                   -------------    -------------    -------------    -------------
   Net increase (decrease) in net assets
    resulting from operations                         14,853,224       25,649,135          817,608        1,962,910
                                                   -------------    -------------    -------------    -------------
Distributions to shareholders from:
  Investment income - net                                      -                -         (817,608)      (1,962,910)
                                                   -------------    -------------    -------------    -------------
    Total distributions                                        -                -         (817,608)      (1,962,910)
                                                   -------------    -------------    -------------    -------------
Capital share transactions (note 8):
  Proceeds from sales                                 30,448,307       66,758,093       41,211,415      143,102,900
  Shares issued as a result of reinvested
   distributions                                               -                -          774,197        1,959,381
  Payments for redemption of shares                  (34,853,129)     (51,239,338)    (109,620,080)    (121,416,680)
                                                   -------------    -------------    -------------    -------------
    Increase (decrease) in net assets from
     capital share transactions                       (4,404,822)      15,518,755      (67,634,468)      23,645,601
                                                   -------------    -------------    -------------    -------------
    Total increase (decrease) in net assets           10,448,402       41,167,890      (67,634,468)      23,645,601
Net assets at beginning of year                      276,486,049      235,318,159      163,703,195      140,057,594
                                                   -------------    -------------    -------------    -------------
Net assets at end of year*                         $ 286,934,451    $ 276,486,049    $  96,068,727    $ 163,703,195
                                                   =============    =============    =============    =============
* including (distributions in excess of)
  undistributed net investment income of           $           -    $           -    $           -    $           -

See accompanying notes to financial statements.

                                                              MORTGAGE
                                                             SECURITIES                        INDEX 500
                                                              PORTFOLIO                        PORTFOLIO
                                                   ------------------------------    ------------------------------
                                                       2003             2002             2003             2002
                                                   -------------    -------------    -------------    -------------
Operations:
  Investment income - net                          $  13,953,727    $  15,144,759    $   6,335,826    $   5,653,756
  Net realized gains (losses) on investments              10,587        1,347,761         (666,206)     (14,080,438)
  Net change in unrealized appreciation or
   depreciation of investments                        (3,714,438)       4,802,232      115,994,232     (111,250,609)
                                                   -------------    -------------    -------------    -------------
   Net increase (decrease) in net assets
    resulting from operations                         10,249,876       21,294,752      121,663,852     (119,677,291)
                                                   -------------    -------------    -------------    -------------
Distributions to shareholders from:
  Investment income - net                                      -         (149,451)               -                -
                                                   -------------    -------------    -------------    -------------
    Total distributions                                        -         (149,451)               -                -
                                                   -------------    -------------    -------------    -------------
Capital share transactions (note 8):
  Proceeds from sales                                 25,357,821       84,155,070       97,114,557      150,581,510
  Shares issued as a result of reinvested
   distributions                                               -          149,451                -                -
  Payments for redemption of shares                  (43,412,494)     (85,789,175)     (50,833,812)    (132,651,131)
                                                   -------------    -------------    -------------    -------------
    Increase (decrease) in net assets from
     capital share transactions                      (18,054,673)      (1,484,654)      46,280,745       17,930,379
                                                   -------------    -------------    -------------    -------------
    Total increase (decrease) in net assets           (7,804,797)      19,660,647      167,944,597     (101,746,912)
Net assets at beginning of year                      249,801,900      230,141,253      418,897,379      520,644,291
                                                   -------------    -------------    -------------    -------------
Net assets at end of year*                         $ 241,997,103    $ 249,801,900    $ 586,841,976    $ 418,897,379
                                                   =============    =============    =============    =============
* including (distributions in excess of)
  undistributed net investment income of           $           -    $           -    $           -    $           -

                                                         MATURING GOVERNMENT
                                                             BOND 2006
                                                             PORTFOLIO
                                                   ------------------------------
                                                       2003             2002
                                                   -------------    -------------
Operations:
  Investment income - net                          $     438,761    $     454,094
  Net realized gains (losses) on investments             107,914           (2,018)
  Net change in unrealized appreciation or
   depreciation of investments                          (326,878)         683,743
                                                   -------------    -------------
   Net increase (decrease) in net assets
    resulting from operations                            219,797        1,135,819
                                                   -------------    -------------
Distributions to shareholders from:
  Investment income - net                                      -                -
                                                   -------------    -------------
    Total distributions                                        -                -
                                                   -------------    -------------
Capital share transactions (note 8):
  Proceeds from sales                                  1,854,083        2,842,650
  Shares issued as a result of reinvested
   distributions                                               -                -
  Payments for redemption of shares                   (2,767,548)      (2,023,006)
                                                   -------------    -------------
    Increase (decrease) in net assets from
     capital share transactions                         (913,465)         819,644
                                                   -------------    -------------
    Total increase (decrease) in net assets             (693,668)       1,955,463
Net assets at beginning of year                       10,649,576        8,694,113
                                                   -------------    -------------
Net assets at end of year*                         $   9,955,908    $  10,649,576
                                                   =============    =============
* including (distributions in excess of)
  undistributed net investment income of           $           -    $           -

                                                         MATURING GOVERNMENT                  INTERNATIONAL
                                                              BOND 2010                           BOND
                                                              PORTFOLIO                         PORTFOLIO
                                                   ------------------------------    ------------------------------
                                                       2003             2002             2003             2002
                                                   -------------    -------------    -------------    -------------
Operations:
  Investment income - net                          $     349,614    $     334,636    $   1,601,829    $   2,067,148
  Net realized gains (losses) on investments
   and foreign currencies                                101,197          146,915        8,590,402        1,930,169
  Net change in unrealized appreciation or
   depreciation of investments                          (190,348)         668,644        1,354,203        3,706,907
                                                   -------------    -------------    -------------    -------------
   Net increase (decrease) in net assets
    resulting from operations                            260,463        1,150,195       11,546,434        7,704,224
                                                   -------------    -------------    -------------    -------------
Distributions to shareholders from:
  Investment income - net                                      -           (5,251)               -         (121,774)
                                                   -------------    -------------    -------------    -------------
    Total distributions                                        -           (5,251)               -         (121,774)
                                                   -------------    -------------    -------------    -------------
Capital share transactions (note 8):
  Proceeds from sales                                  1,866,320        4,504,972       14,540,577       13,831,379
  Shares issued as a result of reinvested
   distributions                                               -            5,251                -          121,774
  Payments for redemption of shares                   (3,831,413)      (2,151,071)     (11,457,486)      (7,810,703)
                                                   -------------    -------------    -------------    -------------
    Increase (decrease) in net assets from
     capital share transactions                       (1,965,093)       2,359,152        3,083,091        6,142,450
                                                   -------------    -------------    -------------    -------------
    Total increase (decrease) in net assets           (1,704,630)       3,504,096       14,629,525       13,724,900
Net assets at beginning of year                        9,358,885        5,854,789       53,682,643       39,957,743
                                                   -------------    -------------    -------------    -------------
Net assets at end of year*                         $   7,654,255    $   9,358,885    $  68,312,168    $  53,682,643
                                                   =============    =============    =============    =============
* including (distributions in excess of)
  undistributed net investment income of           $           -    $           -    $     140,601    $    (492,617)

See accompanying notes to financial statements.

                                                                                              REAL ESTATE
                                                        INDEX 400 MID-CAP                     SECURITIES
                                                            PORTFOLIO                          PORTFOLIO
                                                   ------------------------------    ------------------------------
                                                       2003             2002             2003             2002
                                                   -------------    -------------    -------------    -------------
Operations:
  Investment income - net                          $     301,237    $     180,199    $   1,201,296    $     875,467
  Net realized gains (losses) on investments
   and foreign currencies                                127,342         (823,490)       2,810,288         (131,672)
  Net change in unrealized appreciation or
   depreciation of investments                        14,468,063       (6,897,612)      11,758,356           96,138
                                                   -------------    -------------    -------------    -------------
   Net increase (decrease) in net assets
    resulting from operations                         14,896,642       (7,540,903)      15,769,940          839,933
                                                   -------------    -------------    -------------    -------------
Distributions to shareholders from:
  Investment income - net                                      -                -                -           (4,101)
                                                   -------------    -------------    -------------    -------------
    Total distributions                                        -                -                -           (4,101)
                                                   -------------    -------------    -------------    -------------
Capital share transactions (note 8):
  Proceeds from sales                                 17,096,094       23,581,687       15,161,956       26,881,306
  Shares issued as a result of reinvested
   distributions                                               -                -                -            4,101
  Payments for redemption of shares                  (10,070,000)     (15,273,980)      (4,179,420)      (9,447,280)
                                                   -------------    -------------    -------------    -------------
    Increase (decrease) in net assets from
     capital share transactions                        7,026,094        8,307,707       10,982,536       17,438,127
                                                   -------------    -------------    -------------    -------------
    Total increase (decrease) in net assets           21,922,736          766,804       26,752,476       18,273,959
Net assets at beginning of year                       41,835,494       41,068,690       33,912,014       15,638,055
                                                   -------------    -------------    -------------    -------------
Net assets at end of year*                         $  63,758,230    $  41,835,494    $  60,664,490    $  33,912,014
                                                   =============    =============    =============    =============
* including (distributions in excess of)
  undistributed net investment income of           $           -    $           -    $           -    $           -

ADVANTUS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003

(1)  ORGANIZATION

     Advantus Series Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified (except for International Bond Portfolio), open-end management investment company with a series of nine portfolios (Bond, Money Market, Mortgage Securities, Index 500, Maturing Government Bond 2006, Maturing Government Bond 2010, International Bond, Index 400 Mid-Cap and Real Estate Securities). The Fund's prospectus provides a detailed description of each Portfolio's investment objective, policies and strategies.

The Fund accounts for the assets, liabilities and operations of each Portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to Minnesota Life Insurance Company's (Minnesota Life) separate accounts in connection with Minnesota Life variable contracts and policies.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Fund are as follows:

  USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

     Each Portfolio's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central
Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. The fund may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the net asset value is calculated. The fair value of a security may be different from the quoted or published price. Short-term securities, with the exception of those held in Money Market, are valued at market. For International Bond Portfolio, short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities in Money Market are valued at amortized cost, which approximates market value, in order to maintain a constant net asset value of $1 per share. However, there is no assurance the portfolio will maintain the $1 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date, or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

     Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities. Such fluctuations are included with net realized and unrealized gains or losses from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

International Bond also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. International Bond may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Bond and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Bond is subject to the credit risk that the other party will not complete the obligations of the contract.

  FUTURES TRANSACTIONS

     To gain exposure to or protect itself from market changes, the Portfolios may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolios may also buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expired.

  FEDERAL TAXES

     Each Portfolio's policy is to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each Portfolio within the Fund is treated as a separate entity for federal income tax purposes. Each Portfolio's policy is to make the required minimum distributions prior to December 31, in order to avoid Federal excise tax.

For federal income tax purposes, the following Portfolios had capital loss carryovers and/or post October losses at December 31, 2003 which, if not offset by subsequent capital gains, will expire December 31, 2004 through

2011. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire:

Mortgage Securities                                $     (486,804)
Index 500                                             (22,320,507)
Index 400 Mid-Cap                                        (698,224)

     Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolios.

     On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

                                               UNDISTRIBUTED NET         ACCUMULATED             ADDITIONAL
                                               INVESTMENT INCOME     REALIZED GAIN (LOSS)      PAID-IN-CAPITAL
                                               -----------------     --------------------      ---------------
Bond                                              (12,392,982)           (1,796,656)              14,189,638
Mortgage Securities                               (13,953,727)                    -               13,953,727
Index 500                                          (6,335,826)                    -                6,335,826
Maturing Government Bond 2006                        (438,761)              (35,920)                 474,681
Maturing Government Bond 2010                        (349,614)              (78,500)                 428,114
International Bond                                   (968,611)           (8,554,948)               9,523,559
Index 400 Mid-Cap                                    (301,237)                    -                  301,237
Real Estate Securities                             (1,201,296)           (2,062,740)               3,264,036

     Included in the reclassification adjustments above are $14,189,638, $13,953,727, $6,335,826, $474,681, $428,114, $9,523,559, $301,237 and $3,264,036
in consent dividends for Bond, Mortgage Securities, Index 500, Maturing Government Bond 2006, Maturing Government Bond 2010, International Bond, Index 400 and Real Estate Securities Portfolios, respectively. The shareholders of the portfolios consent to treat these amounts as dividend income for tax purposes although they are not paid (either in cash or reinvested distributions) by the Portfolios.

     The tax character of distributions paid for the periods indicated is as follows:

                                                       YEAR ENDED DECEMBER 31,
                                                     ---------------------------
                                                         2003          2002
                                                     ------------   ------------
Money Market
Distributions paid from:
Ordinary income                                      $    817,608   $  1,962,910
Long-term capital gain                                          -              -

Mortgage Securities
Distributions paid from:
Ordinary income                                                 -        149,451
Long-term capital gain                                          -              -

Maturing Government Bond 2010
Distributions paid from:
Ordinary income                                                 -          5,251

                                                       YEAR ENDED DECEMBER 31,
                                                     ---------------------------
                                                         2003          2002
                                                     ------------   ------------
Long-term capital gain                               $          -   $          -

International Bond
Distributions paid from:
Ordinary income                                                 -        121,774
Long-term capital gain                                          -              -

Real Estate Securities
Distributions paid from:
Ordinary income                                                 -          4,101
Long-term capital gain                                          -              -

     As of December 31, 2003, the components of distributable earnings on a tax basis for each portfolio are as follows:

                                           UNDISTRIBUTED        ACCUMULATED        UNREALIZED APPRECIATION
                                          ORDINARY INCOME   LONG-TERM GAIN (LOSS)      (DEPRECIATION)
                                          ---------------   ---------------------  -----------------------
Bond                                             -                        -                5,413,717
Money Market                                     -                        -                        -
Mortgage Securities                              -                 (486,804)               2,791,742
Index 500                                        -              (22,320,507)             190,942,341
Maturing Government Bond 2006                    -                        -                  908,245
Maturing Government Bond 2010                    -                        -                  803,143
International Bond                               -                        -                4,245,796
Index 400 Mid-Cap                                -                 (698,224)               8,207,605
Real Estate Securities                           -                        -               13,163,178

  DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders from net investment income for Money Market are declared daily and reinvested at month-end in additional shares of capital stock. For Portfolios other than Money Market, distributions from net investment income and realized gains, if any, will generally be declared and reinvested in additional shares on an annual basis.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

     Delivery and payment for securities which have been purchased by the Portfolios on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of December 31, 2003, the Bond and Mortgage Securities Portfolios had entered into outstanding, when-issued or forward commitments of $7,068,359 and $8,088,748, respectively. Each Portfolio has segregated assets to cover such when-issued and forward commitments.

(3)  INVESTMENT SECURITY TRANSACTIONS

      For the year ended December 31, 2003, the cost of purchases and proceeds from sales of investment securities aggregated $1,809,971,488 and $1,878,811,843 respectively, for Money Market Portfolio. For the other Portfolios, the cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the year ended December 31, 2003 were as follows:

INVESTMENT SECURITY TRANSACTIONS

                                                              PURCHASES               SALES
                                                           ----------------     ----------------
Bond                                                       $   367,746,076      $   359,472,377
Mortgage Securities                                            207,811,769          212,605,368
Index 500                                                       69,800,636           12,709,266
Maturing Government Bond 2006                                    1,353,352            2,153,218
Maturing Government Bond 2010                                      973,739            2,905,969
International Bond                                             221,782,241          221,276,083
Index 400 Mid-Cap                                               12,005,784            4,986,592
Real Estate Securities                                          31,474,281           19,144,085

(4)  FORWARD FOREIGN CURRENCY CONTRACTS

     On December 31, 2003, International Bond had entered into forward currency contracts that obligate International Bond to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

 EXCHANGE      CURRENCY TO BE         CURRENCY TO BE          UNREALIZED           UNREALIZED
   DATE          DELIVERED              RECEIVED             APPRECIATION         DEPRECIATION
----------   -------------------    -------------------    ----------------     ----------------
01/20/04        10,964,805   EUR    1,433,100,000   JPY    $              -     $        426,791
01/20/04     1,109,000,000   JPY        8,465,649   EUR             305,824                    -
01/22/04         4,509,658   EUR       40,600,000   SEK                   -               36,122
01/22/04        16,400,000   SEK        1,828,684   EUR              23,456                    -
01/23/04         1,623,429   EUR        2,500,000   CAD                   -              113,932
01/23/04         2,716,243   EUR        4,500,000   CAD              53,899                    -
01/23/04         2,691,561   EUR        4,400,000   CAD               7,831                    -
01/23/04         1,178,706   EUR      153,500,000   JPY                   -               50,642
02/02/04           812,694   EUR        3,790,000   PLN                   -                9,098
02/02/04         5,890,000   PLN        1,243,849   EUR                   -                9,921
02/23/04         1,000,000   USD          838,785   EUR              53,265                    -
02/23/04           840,820   EUR        1,000,000   USD                   -               55,820
02/23/04           300,000   USD          251,707   EUR              16,070                    -
03/05/04         7,214,854   EUR        5,100,000   GBP               1,026                    -
03/05/04         2,600,000   GBP        3,718,535   EUR              50,160                    -
03/08/04         1,900,000   NZD        1,007,797   EUR              31,175                    -
                                                           ----------------     ----------------
                                                           $        542,706     $        702,326
                                                           ================     ================

CAD                                         Canadian Dollar
EUR                                                    Euro
GBP                                  British Sterling Pound
JPY                                            Japanese Yen
NZD                                      New Zealand Dollar
PLN                                            Polish Zloty
SEK                                           Swedish Krona
USD                                    United States Dollar

(5)  EXPENSES AND RELATED PARTY TRANSACTIONS

     The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital), a wholly-owned subsidiary of Securian Financial Group. Under the advisory agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

     Each Portfolio of the Fund pays Advantus Capital an annual fee, based on average net assets, in the following amounts:

                                                                    ANNUAL FEE
                                                       --------------------------------------
Bond                                                   .30% of assets to $500 million; and
                                                       .25% of assets exceeding $500 million
                                                       to $1 billion; and
                                                       .20% of asses exceeding $1 billion

Money Market                                           .25% of assets to $1 billion; and
                                                       .20% of assets exceeding $1 billion
Mortgage Securities                                    .30% of assets to $1 billion; and
                                                       .25% of assets exceeding $1 billion
Index 500                                              .15% of assets to $250 million; and
                                                       .10% of assets exceeding $250 million
                                                       to $1 billion; and
                                                       .075% of assets exceeding $1 billion
Maturing Government Bond 2006                          .25%
Maturing Government Bond 2010                          .25%
International Bond                                     .60% of assets to $1 billion; and
                                                       .55% of assets exceeding $1 billion
Index 400 Mid-Cap                                      .15% of assets to $250 million;
                                                       .10% of assets exceeding $250 million
                                                       to $1 billion; and
                                                       .075% of assets exceeding $1 billion
Real Estate Securities                                 .60% of assets to $1 billion; and
                                                       .55% of assets exceeding $1 billion

     Advantus Capital has sub-advisory agreements with the following registered investment advisers. Under the sub-advisory agreements, Advantus Capital pays the sub-advisers an annual fee based on average daily net assets, in the following amounts:

PORTFOLIO                        SUB-ADVISOR                           FEE
----------------------    ---------------------------    --------------------------------
International Bond        Julius Baer Investment
                          Management, Inc.               .30% of average daily net assets

The Fund bears certain other operating expenses including outside directors' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, and other miscellaneous expenses. Each Portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Portfolio will be allocated based upon the proportionate daily net asset of each Portfolio.

  VOLUNTARY FEE ABSORPTION

     Advantus Capital has not agreed to absorb expenses over a specific period of time and it may change its absorption of expenses at any time. If it does so, some Portfolio expenses would increase and thereby reduce investment return.

  ADMINISTRATIVE SERVICE FEE

     Each Portfolio pays an administrative services fee to Minnesota Life for accounting, legal and other administrative services which Minnesota Life provides. The administrative services fee for each Portfolio is $2,100 per month. Prior to April 1, 2003, each Portfolio paid an administrative services fee of $4,300 per month, except for International Bond. For International Bond the administrative services fee was $3,100 per month.

  ACCOUNTING SERVICES

     As of April 28, 2003, the Advantus Series Fund, Inc. has an agreement with State Street whereby State Street provides daily fund accounting services. Under this agreement, the annual fee for each Portfolio is equal to .02% of the first $2.5 billion in net assets, .015% of net assets from $2.5 billion to $5.0 billion, and .01% of net assets in excess of $5 billion.

  PAYMENTS BY AFFILIATES

     For the year ended December 31, 2003, Advantus Capital reimbursed the Bond Portfolio, Mortgage Securities Portfolio and the International Bond Portfolio $29,209, $105,551 and $17,847, respectively, for losses related to certain investment trades.

  DISTRIBUTION FEES

     The Fund has adopted a Rule 12b-1 Distribution Plan covering all of its Portfolios except the Maturing Government Bond Portfolios. Each covered Portfolio pays distribution fees equal to .25% per annum of the average daily net assets of the Portfolio. These fees are paid out of the Portfolio's assets, which affects the Portfolios share price. The fees are paid to Securian Financial Services, Inc. (Securian) the Fund's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Portfolios shares. Securian may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

(6)  STOCK INDEX FUTURES CONTRACTS

     Investments in securities as of December 31, 2003, included securities valued at $14,584,319 in the Index 500 Portfolio and $4,579,988 in the Index 400 Mid-Cap Portfolio that were used as collateral to cover initial margin deposits on 7 open March 2004 S&P 500 and 65 open March 2004 EMINI Futures purchase contracts in the Index 500 Portfolio and 53 open March 2004 Mid-Cap 400 Futures purchase contracts in the Index 400 Mid-Cap Portfolio. The market value of the open purchase contracts as of December 31, 2003, was $5,552,675 in the Index 500 Portfolio and $3,053,330 in the Index 400 Mid-Cap Portfolio with a net unrealized gain of $169,172 in the Index 500 Portfolio and a net unrealized gain of $77,840 in the Index 400 Mid-Cap Portfolio.

(7)  SECURITIES LENDING

     To enhance returns, certain portfolios of the Fund loan securities to brokers in exchange for collateral. The Portfolios receive a fee from the brokers measured as a percent of the loaned securities. At December 31, 2003, the collateral is invested in cash equivalents and repurchase agreements and must be 102% of the value of securities loaned. The risks to the portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

                                     REPURCHASE    SHORT-TERM
                                     AGREEMENTS    SECURITIES     TOTAL
                                     ----------    -----------    -----
Bond                                     56%           44%         100%
Index 500                                56%           44%         100%
Maturing Government Bond 2006            56%           44%         100%
Index 400 Mid-Cap                        56%           44%         100%
International Bond                      100%           --%         100%
Real Estate Securities                   56%           44%         100%

     The value of securities on loan and collateral held for each of the portfolios loaning securities at December 31, 2003, were:

                                                                       MARKET VALUE    MARKET VALUE
                                                                      OF SECURITIES   OF COLLATERAL
                                                                          LOANED           HELD
                                                                      -------------   -------------
Bond                                                                  $  35,257,215   $  35,922,804
Index 500                                                                42,465,044      44,195,499
Maturing Government Bond 2006                                               935,620         954,217
International Bond                                                       11,822,329      12,634,837
Index 400 Mid-Cap                                                        10,925,767      11,431,981
Real Estate Securities                                                    8,836,399       9,256,729

     Gain or loss in the market price of the securities loaned that may occur during the term of the loan is reflected in the value of the Fund. Wells Fargo Fund's Management, LLC receives 25% of income on securities lending activities and covers the expenses associated with securities lending activities.

(8)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares of Portfolios for the years ended December 31, 2003 and 2002 were as follows:

                                                  BOND                        MONEY MARKET
                                      ----------------------------    ----------------------------
                                          2003            2002            2003            2002
                                      ------------    ------------    ------------    ------------
Sold                                    22,972,274      55,927,804      41,211,415     143,102,900
Issued for reinvested distributions              -               -         774,197       1,959,381
Redeemed                               (26,146,413)    (43,278,128)   (109,620,080)   (121,416,680)
                                      ------------    ------------    ------------    ------------
                                        (3,174,139)     12,649,676     (67,634,468)     23,645,601
                                      ============    ============    ============    ============

                                           MORTGAGE SECURITIES                 INDEX 500
                                      ----------------------------    ----------------------------
                                          2003            2002            2003            2002
                                      ------------    ------------    ------------    ------------
Sold                                    19,450,861      70,887,702      33,095,221      50,204,423
Issued for reinvested distributions              -         122,215               -               -
Redeemed                               (32,971,443)    (72,842,734)    (18,490,212)    (44,752,389)
                                      ------------    ------------    ------------    ------------
                                       (13,520,582)     (1,832,817)     14,605,009       5,452,034
                                      ============    ============    ============    ============

                                           MATURING GOVERNMENT             MATURING GOVERNMENT
                                                BOND 2006                      BOND 2010
                                      ----------------------------    ----------------------------
                                          2003            2002            2003            2002
                                      ------------    ------------    ------------    ------------
Sold                                     1,340,916       2,170,329       1,222,162       3,138,308
Issued for reinvested distributions              -               -               -           4,183
Redeemed                                (1,983,262)     (1,569,941)     (2,488,092)     (1,547,115)
                                      ------------    ------------    ------------    ------------
                                          (642,346)        600,388      (1,265,930)      1,595,376
                                      ============    ============    ============    ============

                                           INTERNATIONAL BOND               INDEX 400 MID-CAP
                                      ----------------------------    ----------------------------
                                          2003            2002            2003            2002
                                      ------------    ------------    ------------    ------------
Sold                                    12,689,718      13,936,749      15,964,128      22,067,302
Issued for reinvested distributions              -         133,589               -               -
Redeemed                                (9,811,073)     (7,842,322)    (10,212,359)    (14,848,099)
                                      ------------    ------------    ------------    ------------
                                         2,878,645       6,228,016       5,751,769       7,219,203
                                      ============    ============    ============    ============

                                               REAL ESTATE
                                               SECURITIES
                                      ----------------------------
                                          2003            2002
                                      ------------    ------------
Sold                                    12,476,190      26,219,738
Issued for reinvested distributions              -           3,890
Redeemed                                (3,977,042)     (9,427,201)
                                      ------------    ------------
                                         8,499,148      16,796,427
                                      ============    ============

(9)  ILLIQUID SECURITIES

     Each Portfolio of the Fund currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 10% of net assets. At December 31, 2003, investments in securities of Bond, Mortgage Securities, International Bond and Real Estate Securities include issues that are illiquid. The aggregate values of illiquid securities held by Bond, Mortgage Securities, International Bond and Real Estate Securities were $6,909,801, $10,507,882, $304,094 and $430,000, respectively, which represent 2.4%, 4.3%, 0.4% and 0.7%
of net assets, respectively. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

(10) FINANCIAL HIGHLIGHTS

BOND PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------
                                              2003          2002          2001          2000(b)         1999
                                           ----------    ----------    ----------     ----------     ----------
Net asset value, beginning of year         $     1.30    $     1.18    $     1.22     $     1.18     $     1.31
                                           ----------    ----------    ----------     ----------     ----------
Income from investment operations:
   Net investment income                          .06           .06           .06            .08            .07
   Net gains (losses) on securities
     (both realized and unrealized)               .01           .06           .04            .03           (.10)
                                           ----------    ----------    ----------     ----------     ----------
      Total from investment operations            .07           .12           .10            .11           (.03)
                                           ----------    ----------    ----------     ----------     ----------
Less distributions:
   Dividends from net investment income             -             -          (.14)          (.07)          (.07)
   Distributions from net realized gains            -             -             -              -           (.03)
                                           ----------    ----------    ----------     ----------     ----------
      Total distributions                           -             -          (.14)          (.07)          (.10)
                                           ----------    ----------    ----------     ----------     ----------
Net asset value, end of year               $     1.37    $     1.30    $     1.18     $     1.22     $     1.18
                                           ==========    ==========    ==========     ==========     ==========
Total return (a)                                 5.35%        10.50%         7.90%         10.44%         (2.73)%
Net assets, end of year (in thousands)     $  286,934    $  276,486    $  235,318     $  187,254     $  181,881
Ratios to average net assets:
   Expenses                                       .61%          .61%          .60%           .61%           .56%
   Net investment income                         4.32%         5.20%         5.96%          6.43%          5.92%
Portfolio turnover rate (excluding
  short-term securities)                        128.4%        140.8%        197.8%         206.8%         140.8%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaced the prior investment advisory agreement.

MONEY MARKET PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------
                                              2003          2002          2001          2000(b)         1999
                                           ----------    ----------    ----------     ----------     ----------
Net asset value, beginning of year         $     1.00    $     1.00    $     1.00     $     1.00     $     1.00
                                           ----------    ----------    ----------     ----------     ----------
Income from investment operations:
   Net investment income                          .01           .01           .04            .06            .05
                                           ----------    ----------    ----------     ----------     ----------
      Total from investment operations            .01           .01           .04            .06            .05
                                           ----------    ----------    ----------     ----------     ----------
Less distributions:
   Dividends from net investment income          (.01)         (.01)         (.04)          (.06)          (.05)
                                           ----------    ----------    ----------     ----------     ----------
Net asset value, end of year               $     1.00    $     1.00    $     1.00     $     1.00     $     1.00
                                           ==========    ==========    ==========     ==========     ==========
Total return (a)                                  .61%         1.28%         3.75%          5.96%          4.71%
Net assets, end of year (in thousands)     $   96,069    $  163,703    $  140,058     $  184,098     $  156,580
Ratios to average net assets:
   Expenses                                       .60%          .57%          .57%           .58%           .56%
   Net investment income                          .64%         1.26%         3.73%          5.83%          4.61%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaced the prior investment advisory agreement.

MORTGAGE SECURITIES PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------
                                              2003          2002          2001          2000(b)         1999
                                           ----------    ----------    ----------     ----------     ----------
Net asset value, beginning of year         $     1.29    $     1.18    $     1.22     $     1.17     $     1.22
                                           ----------    ----------    ----------     ----------     ----------
Income from investment operations:
   Net investment income                          .08           .08           .07            .09            .07
   Net gains (losses) on securities
     (both realized and unrealized)              (.03)          .03           .04            .04           (.05)
                                           ----------    ----------    ----------     ----------     ----------
      Total from investment operations            .05           .11           .11            .13            .02
                                           ----------    ----------    ----------     ----------     ----------
Less distributions:
   Dividends from net investment income             -             -          (.15)          (.08)          (.07)
                                           ----------    ----------    ----------     ----------     ----------
      Total distributions                           -             -          (.15)          (.08)          (.07)
                                           ----------    ----------    ----------     ----------     ----------
Net asset value, end of year               $     1.34    $     1.29    $     1.18     $     1.22     $     1.17
                                           ==========    ==========    ==========     ==========     ==========
Total return (a)                                 4.15%         9.66%         9.04%         11.80%          1.99%
Net assets, end of year (in thousands)     $  241,997    $  249,802    $  230,141     $  151,141     $  138,815
Ratios to average net assets:
   Expenses                                       .62%          .62%          .61%           .62%           .57%
   Net investment income                         5.51%         6.41%         6.85%          7.30%          6.88%
Portfolio turnover rate (excluding
  short-term securities)                         83.9%         82.4%         81.9%          48.9%          79.4%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaced the prior investment advisory agreement.

INDEX 500 PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------
                                              2003          2002          2001          2000(b)         1999
                                           ----------    ----------    ----------     ----------     ----------
Net asset value, beginning of year         $     2.70    $     3.47    $     4.05     $     4.56     $     3.91
                                           ----------    ----------    ----------     ----------     ----------
Income from investment operations:
   Net investment income                          .04           .04           .03            .03            .04
   Net gains (losses) on securities
     (both realized and unrealized)               .71          (.81)         (.54)          (.44)           .74
                                           ----------    ----------    ----------     ----------     ----------
      Total from investment operations            .75          (.77)         (.51)          (.41)           .78
                                           ----------    ----------    ----------     ----------     ----------
Less distributions:
   Dividends from net investment income             -             -          (.03)          (.03)          (.07)
   Distributions from net realized gains            -             -          (.04)          (.07)          (.06)
                                           ----------    ----------    ----------     ----------     ----------
      Total distributions                           -             -          (.07)          (.10)          (.13)
                                           ----------    ----------    ----------     ----------     ----------
Net asset value, end of year               $     3.45    $     2.70    $     3.47     $     4.05     $     4.56
                                           ==========    ==========    ==========     ==========     ==========
Total return (a)                                28.04%       (22.37)%      (12.25)%        (9.39)%        20.28%
Net assets, end of year (in thousands)     $  586,842    $  418,897    $  520,644     $  584,239     $  657,824
Ratios to average net assets:
   Expenses                                       .45%          .43%          .42%           .44%           .45%
   Net investment income                         1.34%         1.23%          .93%           .73%           .85%
Portfolio turnover rate (excluding
  short-term securities)                          2.8%          7.8%          6.1%          12.8%          25.6%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaced the prior investment advisory agreement.

MATURING GOVERNMENT BOND 2006 PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------
                                              2003          2002          2001          2000(b)         1999
                                           ----------    ----------    ----------     ----------     ----------
Net asset value, beginning of year         $     1.38    $     1.22    $     1.18     $     1.09     $     1.25
                                           ----------    ----------    ----------     ----------     ----------
Income from investment operations:
   Net investment income                          .06           .06           .06            .07            .07
   Net gains (losses) on securities
     (both realized and unrealized)              (.04)          .10           .04            .09           (.16)
                                           ----------    ----------    ----------     ----------     ----------
      Total from investment operations            .02           .16           .10            .16           (.09)
                                           ----------    ----------    ----------     ----------     ----------
Less distributions:
   Dividends from net investment income             -             -          (.06)          (.07)          (.07)
                                           ----------    ----------    ----------     ----------     ----------
      Total distributions                           -             -          (.06)          (.07)          (.07)
                                           ----------    ----------    ----------     ----------     ----------
Net asset value, end of year               $     1.40    $     1.38    $     1.22     $     1.18     $     1.09
                                           ==========    ==========    ==========     ==========     ==========
Total return (a)                                 1.95%        12.99%         8.08%         15.63%         (7.81)%
Net assets, end of year (in thousands)     $    9,956    $   10,650    $    8,694     $    6,429     $    6,261
Ratios to average net assets:
   Expenses                                      1.00%          .65%          .40%           .40%           .40%
   Net investment income                         3.95%         4.81%         5.39%          5.92%          5.76%
   Expenses without waiver                       1.00%         1.02%         1.16%          1.41%          1.26%
   Net investment income without waiver          3.95%         4.44%         4.63%          4.91%          4.90%
Portfolio turnover rate (excluding
  short-term securities)                         12.4%          5.9%          6.4%           3.4%          19.8%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaced the prior investment advisory agreement.

MATURING GOVERNMENT BOND 2010 PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------
                                              2003          2002          2001          2000(b)         1999
                                           ----------    ----------    ----------     ----------     ----------
Net asset value, beginning of year         $     1.51    $     1.27    $     1.35     $     1.19     $     1.41
                                           ----------    ----------    ----------     ----------     ----------
Income from investment operations:
   Net investment income                          .07           .05           .07            .08            .08
   Net gains (losses) on securities
     (both realized and unrealized)              (.03)          .19          (.01)           .17           (.24)
                                           ----------    ----------    ----------     ----------     ----------
      Total from investment operations            .04           .24           .06            .25           (.16)
                                           ----------    ----------    ----------     ----------     ----------
Less distributions:
   Dividends from net investment income             -             -          (.14)          (.08)          (.06)
   Distributions from net realized gains            -             -             -           (.01)             -
                                           ----------    ----------    ----------     ----------     ----------
      Total distributions                           -             -          (.14)          (.09)          (.06)
                                           ----------    ----------    ----------     ----------     ----------
Net asset value, end of year               $     1.55    $     1.51    $     1.27     $     1.35     $     1.19
                                           ==========    ==========    ==========     ==========     ==========
Total return (a)                                 2.75%        18.85%         4.96%         21.36%        (11.54)%
Net assets, end of year (in thousands)     $    7,654    $    9,359    $    5,855     $    5,537     $    4,942
Ratios to average net assets:
   Expenses                                      1.12%          .65%          .40%           .40%           .40%
   Net investment income                         3.67%         4.79%         5.49%          6.22%          5.82%
   Expenses without waiver                       1.12%         1.28%         1.42%          1.66%          1.43%
   Net investment income without waiver          3.67%         4.16%         4.47%          4.96%          4.79%
Portfolio turnover rate (excluding
  short-term securities)                         10.5%         19.1%         17.3%           8.3%          28.4%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaced the prior investment advisory agreement.

INTERNATIONAL BOND PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------
                                              2003          2002          2001          2000(b)         1999
                                           ----------    ----------    ----------     ----------     ----------
Net asset value, beginning of year         $     1.09    $     0.92    $     0.95     $     0.94     $     1.05
                                           ----------    ----------    ----------     ----------     ----------
Income from investment operations:
   Net investment income                          .03           .05           .04            .04            .05
   Net gains (losses) on securities
     (both realized and unrealized)               .19           .12          (.06)          (.03)          (.13)
                                           ----------    ----------    ----------     ----------     ----------
      Total from investment operations            .22           .17          (.02)           .01           (.08)
                                           ----------    ----------    ----------     ----------     ----------
Less distributions:
   Dividends from net investment income             -             -          (.01)             -           (.03)
                                           ----------    ----------    ----------     ----------     ----------
      Total distributions                           -             -          (.01)             -           (.03)
                                           ----------    ----------    ----------     ----------     ----------
Net asset value, end of year               $     1.31    $     1.09    $     0.92     $     0.95     $     0.94
                                           ==========    ==========    ==========     ==========     ==========
Total return (a)                                20.25%        17.94%        (1.51)%         1.42%         (7.81)%
Net assets, end of year (in thousands)     $   68,312    $   53,683    $   39,958     $   37,177     $   32,093
Ratios to average net assets:
   Expenses                                      1.09%         1.24%         1.20%          1.33%           .94%
   Net investment income                         2.55%         4.52%         4.50%          4.85%          5.90%
Portfolio turnover rate (excluding
  short-term securities)                        364.8%        304.1%        251.7%         306.8%         287.4%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaced the prior investment advisory agreement.

INDEX 400 MID-CAP PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------
                                              2003          2002          2001          2000(b)         1999
                                           ----------    ----------    ----------     ----------     ----------
Net asset value, beginning of year         $     0.96    $     1.13    $     1.22     $     1.18     $     1.15
                                           ----------    ----------    ----------     ----------     ----------
Income from investment operations:
   Net investment income                          .01             -           .01            .01              -
   Net gains (losses) on securities
     (both realized and unrealized)               .32          (.17)         (.03)           .19            .15
                                           ----------    ----------    ----------     ----------     ----------
      Total from investment operations            .33          (.17)         (.02)           .20            .15
                                           ----------    ----------    ----------     ----------     ----------
Less distributions:
   Dividends from net investment income             -             -          (.01)          (.01)             -
   Distributions from net realized gains            -             -          (.04)          (.15)          (.12)
   Tax return of capital                            -             -          (.02)             -              -
                                           ----------    ----------    ----------     ----------     ----------
      Total distributions                           -             -          (.07)          (.16)          (.12)
                                           ----------    ----------    ----------     ----------     ----------
Net asset value, end of year               $     1.29    $     0.96    $     1.13     $     1.22     $     1.18
                                           ==========    ==========    ==========     ==========     ==========
Total return (a)                                34.59%       (15.03)%       (1.07)%        16.05%         15.96%
Net assets, end of year (in thousands)     $   63,758    $   41,835    $   41,069     $   35,768     $   24,357
Ratios to average net assets:
   Expenses                                       .61%          .65%          .55%           .55%           .55%
   Net investment income                          .62%          .42%          .82%          1.18%           .72%
   Expenses without waiver                        .61%          .65%          .67%           .80%          1.00%
   Net investment income without waiver           .62%          .42%          .70%           .93%           .27%
Portfolio turnover rate (excluding
  short-term securities)                         11.0%         20.0%         29.8%          78.3%          76.6%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaced the prior investment advisory agreement.

REAL ESTATE SECURITIES PORTFOLIO

                                                                 YEAR ENDED DECEMBER 31,
                                           --------------------------------------------------------------------
                                              2003          2002          2001          2000(b)         1999
                                           ----------    ----------    ----------     ----------     ----------
Net asset value, beginning of year         $     1.02    $     0.96    $     0.90     $     0.76     $     0.83
                                           ----------    ----------    ----------     ----------     ----------
Income from investment operations:
   Net investment income                          .03           .03           .03            .04            .04
   Net gains (losses) on securities
     (both realized and unrealized)               .41           .03           .06            .15           (.07)
                                           ----------    ----------    ----------     ----------     ----------
      Total from investment operations            .44           .06           .09            .19           (.03)
                                           ----------    ----------    ----------     ----------     ----------
Less distributions:
   Dividends from net investment income             -             -          (.03)          (.04)          (.03)
   Tax return of capital                            -             -             -           (.01)          (.01)
                                           ----------    ----------    ----------     ----------     ----------
      Total distributions                           -             -          (.03)          (.05)          (.04)
                                           ----------    ----------    ----------     ----------     ----------
Net asset value, end of year               $     1.46    $     1.02    $     0.96     $     0.90     $     0.76
                                           ==========    ==========    ==========     ==========     ==========
Total return (a)                                42.21%         6.97%        10.03%         25.61%         (3.89)%
Net assets, end of year (in thousands)     $   60,664    $   33,912    $   15,638     $    9,947     $    5,826
Ratios to average net assets:
   Expenses                                      1.11%         1.00%         1.00%           .97%           .90%
   Net investment income                         2.78%         3.38%         4.43%          5.32%          4.58%
   Expenses without waiver                       1.11%         1.18%         1.59%          2.03%          2.05%
   Net investment income without waiver          2.78%         3.23%         3.84%          4.26%          3.43%
Portfolio turnover rate (excluding
  short-term securities)                         45.4%         70.2%        160.4%         143.7%         106.3%

----------
(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.
(b) Effective May 1, 2000, the Portfolio entered into a new investment advisory agreement with Advantus Capital Management, Inc., which replaced the prior investment advisory agreement.

Advantus Series Fund, Inc.
Directors and Executive Officers

Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund and its Portfolios. Certain directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund primarily by reason of their engagement as officers of the Fund's investment adviser, Advantus Capital Management, Inc. ("Advantus Capital"), or as officers of companies affiliated with Advantus Capital, including Minnesota Life Insurance Company ("Minnesota Life"). The remaining directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, Advantus Capital, Minnesota Life or their other affiliates. A majority of the Board of Directors is comprised of Independent Directors.

The individuals listed in the table below serve as directors and officers of the Fund, consisting of 9 portfolios, for which Advantus Capital serves as the investment adviser. Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Fund. Each director serves for an indefinite term, until his or her resignation, death or removal.

                                         POSITION WITH FUND
NAME, ADDRESS(1)                         AND LENGTH OF                 PRINCIPAL OCCUPATION(S)
AND AGE                                  TIME SERVED                   DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

William N. Westhoff                      Director since                Retired since July 2002, prior thereto President, Treasurer
Age: 56                                  July 23, 1998                 and Director, Advantus Capital Management, Inc.; Senior Vice
                                                                       President and Treasurer, Minnesota Life Insurance Company
                                                                       since April 1998; Senior Vice President, Global Investments,
                                                                       American Express Financial Corporation, Minneapolis,
                                                                       Minnesota, from August 1994 to October 1997

INDEPENDENT DIRECTORS

Ralph D. Ebbott                          Director since                Retired, Vice President and Treasurer of Minnesota Mining and
Age: 76                                  October 22, 1985              Manufacturing Company (industrial and consumer products)
                                                                       through June 1989

William C. Melton                        Director since                Founder and President of Melton Research Inc. since 1997;
Age: 56                                  April 25, 2002                member of the Advisory Board of Macroeconomic Advisors LLC since 1998; member, Minneapolis StarTribune Board of
                                                                       Economists since 1986; member, State of Minnesota Council of
                                                                       Economic Advisors from 1988 to 1994; various senior positions at American Express Financial Advisors (formerly Investors
                                                                       Diversified Services and, thereafter, IDS/American Express)
                                                                       from 1982 through 1997, including Chief Economist and,
                                                                       thereafter, Chief International Economist

                                         POSITION WITH FUND
NAME, ADDRESS(1)                         AND LENGTH OF                 PRINCIPAL OCCUPATION(S)
AND AGE                                  TIME SERVED                   DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS -- CONTINUED

Ellen S. Berscheid                       Director since                Regents' Professor of Psychology at the University of
Age: 67                                  October 22, 1985              Minnesota

OTHER EXECUTIVE OFFICERS

Dianne M. Orbison                        President since               President and Treasurer, Advantus Capital Management, Inc.;
Age: 51                                  July 25, 2002                 Senior Vice President and Treasurer, Minnesota Life Insurance
                                                                       Company; Vice President and Treasurer, Minnesota Mutual
                                                                       Companies, Inc.; Senior Vice President and Treasurer,
                                                                       Securian Financial Group, Inc.; Vice President and Treasurer,
                                                                       Securian Holding Company; President, MIMLIC Funding, Inc.
                                                                       (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital); President and
                                                                       Treasurer, MCM Funding 1997-1, Inc. and MCM Funding 1998-1,
                                                                       Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Treasurer,
                                                                       MIMLIC Life Insurance Company; Treasurer, Securian Life
                                                                       Insurance Company

Gary M. Kleist                           Vice President and            Vice President - Chief Operations Officer, Advantus Capital
Age: 44                                  Treasurer since               Management, Inc.; Second Vice President, Minnesota Life
                                         July 24, 2003                 Insurance Company; Vice President and Secretary/Treasurer,
                                                                       MIMLIC Funding, Inc. (entity holding legal title to bonds
                                                                       beneficially owned by certain clients of Advantus Capital);
                                                                       Financial Vice President, MCM Funding 1997-1, Inc. and MCM
                                                                       Funding 1998-1, Inc. (entities holding legal title to
                                                                       mortgages beneficially owned by certain clients of Advantus
                                                                       Capital)

                                         POSITION WITH FUND
NAME, ADDRESS(1)                         AND LENGTH OF                 PRINCIPAL OCCUPATION(S)
AND AGE                                  TIME SERVED                   DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OTHER EXECUTIVE OFFICERS -- CONTINUED

Michael J. Radmer                        Secretary since               Partner with the law firm of Dorsey & Whitney LLP
Dorsey & Whitney LLP                     April 16, 1998
50 South Sixth Street
Minneapolis, Minnesota 55402
Age: 58

----------
(1) Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

The Fund's Statement of Additional Information (SAI) includes additional information about Fund directors, and is available, without charge, upon request. You may request a copy of the current SAI by telephoning Minnesota Life, toll free, at (800) 995-3850.

THIS OFFERING IS AVAILABLE THROUGH SECURIAN FINANCIAL SERVICES, INC., A REGISTERED BROKER/DEALER. SECURIAN FINANCIAL SERVICES, INC. IS THE DISTRIBUTOR OF MINNESOTA LIFE VARIABLE INSURANCE PRODUCTS.

THIS REPORT MAY BE USED AS SALES LITERATURE IN CONNECTION WITH THE OFFER OR SALE OF VARIABLE ANNUITY OR LIFE INSURANCE CONTRACTS FUNDED BY ADVANTUS SERIES FUND, INC. ("FUND") IF PRECEDED OR ACCOMPANIED BY (a) THE CURRENT PROSPECTUS FOR THE FUND AND SUCH CONTRACTS AND (b) THE CURRENT VARIABLE ANNUITY PERFORMANCE REPORT (MOA CLASSIC, MOA ACHIEVER OR MOA ADVISOR), ADJUSTABLE INCOME ANNUITY PERFORMANCE REPORT, VARIABLE FUND D PERFORMANCE REPORT, VARIABLE GROUP UNIVERSAL LIFE PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT AND VARIABLE ADJUSTABLE LIFE (VAL, VAL - SD OR VAL HORIZON) PORTFOLIO PERFORMANCE AND HISTORICAL POLICY VALUES REPORT, RESPECTIVELY.


[SECURIAN FINANCIAL SERVICES LOGO]

SECURIAN FINANCIAL SERVICES, INC.
SECURITIES DEALER, MEMBER NASD/SIPC
400 ROBERT STREET NORTH
ST. PAUL, MN 55101-2098
(1.888.237.1838)

3010-2004-10719

ABOUT MINNESOTA LIFE

FOUNDED IN 1880, MINNESOTA LIFE INSURANCE COMPANY SERVES MILLIONS OF PEOPLE WITH A WIDE RANGE OF INSURANCE AND INVESTMENT PRODUCTS FOR INDIVIDUALS, FAMILIES AND BUSINESSES. WE PROVIDE MORE THAN $220 BILLION OF LIFE INSURANCE PROTECTION AND MANAGE MORE THAN $20 BILLION IN ASSETS. ONE OF THE MOST HIGHLY-RATED LIFE INSURERS IN AMERICA, WE WILL BE THERE WHEN OUR CLIENTS NEED US.


MINNESOTA LIFE                                            PRESORTED STANDARD
A MINNESOTA MUTUAL COMPANY                                 U.S. POSTAGE PAID
                                                              ST. PAUL MN
400 Robert Street North                                     PERMIT NO. 3547
St. Paul, MN  55101-2098
www.minnesotalife.com


CHANGE SERVICE REQUESTED


(C) 2001 Minnesota Life Insurance Company.
All rights reserved.

F. 38897  Rev. 1-2004

ITEM 2.  CODE OF ETHICS.

Filed herewith as Exhibit 10(a)(1).

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Fund has determined that Ralph D. Ebbott, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Ebbott as the Audit Committee's financial expert. Mr. Ebbott is an "independent" Director pursuant to paragraph
(a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)     Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

                2003                     2002
                ----                     ----
             $ 164,744                $  220,850

(b)     Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4 were as follows:

                2003                      2002
                ----                      ----
                 -0-                       -0-

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant's investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)     Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation were as follows:

                2003                      2002
                ----                      ----
              $ 61,325                  $ 86,459

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)     All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4 were as follows:

                2003                      2002
                ----                      ----
                 -0-                       -0-

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4, that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Registrant's audit committee meets with the principal accountant and management to review and pre-approve all audit services to be provided by the principal accountant.

The audit committee also pre-approves all non-audit services to be provided by the principal accountant to the registrant; provided that such services may also be approved by the chair of the audit committee if the estimated fees for such services do not exceed $5,000. In addition, the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total revenues paid to the principal accountant by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee must also pre-approve all non-audit services to be provided by the principal accountant to the investment adviser, and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, where the engagement for such non-audit services relates directly to the operations or financial reporting of the registrant and the audit committee is required to pre-approve such services in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(2) None of the services provided to the registrant described in paragraphs
(b) - (d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed for each of the last two fiscal years by the registrant's accountant for services rendered to the registrant and to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were as follows:

                2003                      2002
                ----                      ----
             $ 201,905                 $ 220,909

(h) The registrant's audit committee has considered that the provision of the non-audit services rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

            Exhibit 99.CODE ETH attached hereto.

     (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

            Exhibit 99.CERT attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

         Exhibit 99.906 CERT attached hereto

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advantus Series Fund, Inc.

By (Signature and Title) /s/Dianne M. Orbison
                            -----------------
                          Dianne M. Orbison, President

Date:  March 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/Dianne M. Orbison
                            -----------------
                            Dianne M. Orbison, President (Principal Executive
                             Officer)

By (Signature and Title) /s/Gary M. Kleist
                            --------------
                            Gary M. Kleist, Treasurer (Principal Financial
                              Officer and Accounting Officer)

Date: March 5, 2004